UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-22907

Blackstone Real Estate Income Fund II

(Exact name of registrant as specified in charter)

345 Park Avenue

New York, NY 10154

(Address of principal executive offices)

Blackstone Real Estate Income Advisors L.L.C.

Leon Volchyok

345 Park Avenue

New York, NY 10154

(Name and address of agent for service)

With copies to:

Rajib Chanda, Esq.

Benjamin C. Wells, Esq.

Simpson Thacher & Bartlett LLP

900 G Street, N.W. Washington, D.C. 20001

Registrant’s telephone number, including area code: (212) 583-5000

Date of fiscal year end: December 31, 2019

Date of reporting period: December 31, 2019

Item 1.	Reports to Shareholders.

Blackstone

Blackstone Real Estate Income Fund II

Annual Report For the Year Ended December 31, 2019

Beginning with the Fund’s shareholder report for the period ending December 31, 2020, as permitted by regulations adopted by the U.S. Securities and Exchange Commission (“SEC”), paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Shareholders who hold accounts directly with Blackstone Advisory Partners L.P. (the “Distributor”) or the Fund may elect to receive shareholder reports and other communications from the Fund electronically by calling (888) 756-8443 to make such arrangements. For shareholders who hold accounts through an investment advisor, bank, or broker-dealer, please contact that financial intermediary directly for information on how to receive shareholder reports and other communications electronically.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with the Distributor, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling (888) 756-8443 to make such arrangements. For shareholders who hold accounts through an investment advisor, bank, or broker-dealer, please contact your financial intermediary directly to inform them that you wish to continue receiving paper copies of your shareholder reports. If your shares are held through a financial intermediary, your election to receive reports in paper will apply to all funds held with that financial intermediary.

BLACKSTONE REAL ESTATE INCOME FUND

Dear BREIF Shareholder,

We are pleased to present this annual shareholder report for Blackstone Real Estate Income Fund II (“Feeder Fund II”) and Blackstone Real Estate Income Master Fund and Subsidiary (the “Consolidated Master Fund”). Blackstone Real Estate Income Fund (“Feeder Fund I”), Feeder Fund II and the Consolidated Master Fund are collectively referred to as the “Funds” or “BREIF.” This report includes market commentary, performance commentary for the Funds, a listing of the Consolidated Master Fund’s investments and the audited financial statements for Feeder Fund II and the Consolidated Master Fund.

Market Commentary

Real estate debt markets rebounded strongly throughout 2019 from a volatile conclusion to 2018. In the first quarter, corporate credit spreads tightened 133 basis points in a 63% recovery from the 2018 tights.1 Similarly during the first quarter, CMBS BBB’s spreads tightened 113 basis points, recovering 70% from the 2018 tights. Following the sharp recovery, the CMBS market remained relatively unmoved by the sell-off in May.2 During the second quarter high-yield corporate credit widened 73 basis points in May before recovering to end 7 basis points wider quarter-over-quarter.3 Spread tightening during the first half of 2019 came largely from curve flattening for both on-the-run corporate credit curves (+94 basis points to +277 basis points) and CMBS BBB credit curves (+323 basis points to +208 basis points), retracing the majority of the steepening that the market saw in the fourth quarter of 2018.4

Real estate debt markets remained resilient during the broader market volatility of late July/early August. In the third quarter, corporate credit and CMBS BBB spreads were mixed, widening 2 basis points4 and tightening 20 basis points, respectively.5 CMBS BBB outperformance was reflected even further as CMBS AAA widened 8 basis points on the quarter.5 Following the quick recovery of the first half, both CMBX BBB and CDX HY surpassed their Fall 2018 tightest spreads by 30 basis points6 and 1 basis point,7 respectively, as equity markets climbed to all-time highs by the end of year.8 Even a brief bout of volatility from July 26th to August 7th, which saw corporate credit spreads widen 70 basis points (from +391 to +461),9 quickly retraced 40 basis points by August month-end and 53 basis points by the end of the third quarter.

Fourth quarter performance accelerated from a mixed third quarter, as muted volatility in both equity and interest rates fell 15.1%10 and 6.3%,11 respectively. Stable interest rates and rising equity markets8 provided a strong backdrop for spread tightening as CMBX BBB ended the quarter 51 basis points6 tighter, highlighting the broader credit curve flattening with CMBX AAA only 5 basis points6 tighter. CMBS new issuance increased on the quarter to $44.1 billion, its highest level post-crisis, and totaling 115.5 basis points for the full year.12 Similarly, new issuance of non-qualified residential mortgage-backed securities (“RMBS”) increased to a record 23.8 basis points in the second half of the year, up 176% versus the first half as the market depth continues develop.12

[1]	Bloomberg, as of March 29, 2019.
[2]	JP Morgan Research, as of March 29, 2019.
[3]	Bank of America U.S. High Yield Index Libor OAS, as of June 29, 2019.
[4]	ICE BofAML US Corporate Index, as of September 30, 2019
[5]	OTR BBB and AAA - Cash Spread, JP Morgan Research, as of September 30, 2019
[6]	CMBX BBB-.10 and AAA-.10, Markit, as of September 13, 2019 and December 31, 2019
[7]	CDX HY, Bloomberg, as of July 29, 2019
[8]	SP 500, Bloomberg, as of July 26, 2019 and December 31, 2019
[9]	ICE BofAML US Corporate Index, as of July 26 and August 7, 2019
[10]	CBOE Volatility Index (VIX), Bloomberg, as of December 31, 2019
[11]	CBOE Interest Rate Volatility Index (SRVIX), Bloomberg, as of December 31, 2019
[12]	JP Morgan Research, as of December 31, 2019

1

Fund Performance

The table below illustrates BREIF’s performance during the 6-month, 12-month, 3-year and 5-year periods ending December 31, 2019 and the Funds’ inception-to-date.13 During the period, Feeder Fund I and Feeder Fund II experienced net outflows of $24 million and $47 million, respectively.

Total Return[14]
	BREIF I	BREIF II
		Advisor - Class I	Institutional - Class II
6 Months	2.16%	2.42%	2.56%
12 Months	10.67%	11.23%	11.51%
3 Years	7.31%	7.82%	8.10%
5 Years	5.52%	6.03%	6.30%
ITD	5.15%	5.66%	5.93%

The table below illustrates BREIF’s net asset values and per share values as of December 31, 2019 and change in Net Asset Values from December 31, 2018.

Net Assets
	December 2019	December 2018	12/31/19 vs. 12/31/18 Change (%)
Net Asset Value
BREIF I	$583,907,946	$559,552,016	4.35%
BREIF II	$188,165,215	$214,558,373	(12.30%	)

NAV per Share
BREIF I	$1,034.47	$988.81	4.62%
BREIF II
Advisor - Class I	$996.23	$962.77	3.48%
Institutional - Class II	$1,007.78	$973.73	3.50%

The table below illustrates BREIF’s total distributions per share for the years 2019 and 2018 and change in distributions from the year 2018.

	YTD 2019	YTD 2018	2019 vs. 2018 Change (%)
Dividend Per Share
BREIF I	$58.80	$41.72	40.94%
BREIF II
Advisor - Class I	$73.44	$67.77	8.37%
Institutional - Class II	$76.69	$70.63	8.58%

Performance Drivers

BREIF’s investments in fixed-rate, post-crisis conduit bonds, corporate debt and single asset single borrower (“SASB”) bonds provided the highest positive returns during the year as spreads recovered from the volatility during year-end 2018. Also contributing to positive performance was CMBX, which realized gains in connection with spread tightening throughout the calendar year.15 Partially offsetting this outperformance were hedges, primarily interest-rate hedges, where falling interest rates resulted in negative mark-to-market movements.

[13]	Inception date of April 1, 2014
[14]

Total return is calculated assuming a purchase of common shares at the opening on the first day and a repurchase at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Funds’ dividend reinvestment plan. Total returns do not reflect brokerage commissions or early repurchase reductions, if any

[15]	CMBX BBB-.10, BBB-.9, BBB-.8, A.11, as of December 31, 2019

2

Portfolio Positioning

Just as volatility in late 2018 created favorable opportunities to deploy capital, the Funds had the opportunity during the period to selectively prune investments across sectors that have outperformed over the past one to two years in favor of adding more defensive carry-oriented securities. Specifically, the Funds reduced their exposure to CMBX by 9% (down to 2% from 11% of total assets) and corporate debt by 5% (down to 16% from 21% of total assets). The Funds rotated into RMBS (up to 18% from 10%) and Agency CMBS (up to 12% from 6%), which are high-carry idiosyncratic securities that have exhibited less volatility relative to broader market shocks. The Funds also increased exposure to seasoned fixed-rate CMBS securities (up to 18% from 14%) as we continue to expect technicals to create strong tailwinds for the securities over the medium-to-long term. Overall, we remain focused on opportunistically adding to high-conviction investments that benefit from differentiated real estate fundamentals and offer attractive income profiles relative to their exposure to market risk. We expect that our flexibility to trade across asset classes will enable us to capitalize on relative value propositions.

3

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Blackstone Real Estate Income Fund II:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Blackstone Real Estate Income Fund II (the “Fund”), as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

New York, New York

February 26, 2020

We have served as the auditor of one or more investment companies within the group of investment companies since 2010.

4

Blackstone Real Estate Income Fund II

Statement of Assets and Liabilities

As of December 31, 2019

Assets:
Investment in Consolidated Master Fund, at fair value	$188,086,371
Cash	7
Receivable for Fund shares sold	20,806,977
Receivable from Investment Manager	103,600
Other assets	41,991

Total assets	209,038,946

Liabilities:
Income distribution payable	1,836,852
Payable for shares repurchased	18,970,125
Payable for service fees	28
Payable to Affiliate	20,956
Accrued expenses	45,770

Total liabilities	20,873,731

Net assets	$188,165,215

Components of Net Assets:
Paid-in capital	$184,249,505
Total accumulated earnings	3,915,710

Net assets	$188,165,215

Net Asset Value:
Advisor Class I Shares
Net Assets	$68,647
Shares of beneficial interest outstanding, $0.001 par value, unlimited shares authorized	68.907

Net asset value per share	$996.23

Institutional Class II Shares
Net Assets	$188,096,568
Shares of beneficial interest outstanding, $0.001 par value, unlimited shares authorized	186,644

Net asset value per share	$1,007.78

See Notes to Financial Statements.

5

Blackstone Real Estate Income Fund II

Statement of Operations

For the Year Ended December 31, 2019

Investment Income and Expenses Allocated from Consolidated Master Fund:
Interest	$14,960,073
Dividends	44,390
Expenses excluding Incentive Fees	(9,496,984)
Expenses waived by Investment Manager	2,533,997
Incentive Fees	(4,200,619)

Net investment income allocated from Consolidated Master Fund	3,840,857

Fund Interest:	429
Fund Expenses:
Service fees	167
Registration fees	19,569
Printing and postage fees	111,596
Professional fees	47,860
Miscellaneous	75,294

Total Fund expenses	254,486

Less expenses reimbursed by Investment Manager	(309,520)

Net Fund Expenses	(55,034)

Net investment income	3,896,320

Net Realized and Unrealized Gain (Loss) Allocated from Consolidated Master Fund:
Net realized gain (loss) from:
Investments in securities	5,848,194
Securities sold short	(432,827)
Forward foreign currency exchange contracts	847,816
Foreign currency transactions	1,314,993
Options written	59,964
Swap contracts	2,448,150

Net realized gain	10,086,290

Net change in unrealized appreciation (depreciation) on:
Investments in securities	12,768,485
Securities sold short	(381,837)
Forward foreign currency exchange contracts	(548,489)
Foreign currency translations	(1,042,045)
Options written	12,222
Swap contracts	(947,923)
Unfunded loan commitments	15,942

Net change in unrealized appreciation	9,876,355

Net realized and unrealized gain	19,962,645

Net increase in net assets resulting from operations	$23,858,965

See Notes to Financial Statements.

6

Blackstone Real Estate Income Fund II

Statement of Changes in Net Assets

	Year Ended 12/31/2019	Year Ended 12/31/2018
Increase (Decrease) in Net Assets
Operations:
Net investment income	$3,896,320	$10,201,970
Net realized gain	10,086,290	12,224,551
Net change in unrealized appreciation (depreciation)	9,876,355	(8,378,326)

Net increase in net assets resulting from operations	23,858,965	14,048,195

Distributions:
Distributions from earnings
Advisor Class I Shares	(4,828)	(4,158)
Institutional Class II Shares	(15,982,936)	(18,693,961)

Total distributions to shareholders	(15,987,764)	(18,698,119)

Capital Transactions:
Shareholder subscriptions:
Institutional Class II Shares	8,953,000	10,620,000
Shareholder reinvestments:
Advisor Class I Shares	4,828	4,158
Institutional Class II Shares	12,277,371	15,391,456
Shareholder repurchases:
Institutional Class II Shares	(55,513,553)	(129,767,522)

Net decrease in net assets resulting from capital transactions	(34,278,354)	(103,751,908)

Early withdrawal fees	13,995	1,551

Net decrease in net assets	(26,393,158)	(108,400,281)

Net Assets:
Beginning of period	214,558,373	322,958,654

End of period	$188,165,215	$214,558,373

Change in Shares Outstanding:
Advisor Class I Shares
Beginning of period	64	60
Reinvestment in Shares	5	4

End of period	69	64

Institutional Class II Shares
Beginning of period	220,283	320,880
Shares issued for shareholder subscriptions	8,737	10,312
Reinvestment in Shares	12,073	15,302
Shares repurchased	(54,449)	(126,211)

End of period	186,644	220,283

See Notes to Financial Statements.

7

Blackstone Real Estate Income Fund II

Financial Highlights

(For Shares Outstanding Throughout the Period)

	Advisor—Class I
	Year Ended 12/31/2019	Year Ended 12/31/2018	Year Ended 12/31/2017	Year Ended 12/31/2016	Year Ended 12/31/2015
Net Asset Value, Beginning of Period	$962.77	$995.44	$956.41	$1,009.08	$1,003.21
Income From Investment Operations:
Net investment income(a)	17.87	36.26	49.65	42.85	33.25
Net realized and unrealized gain (loss)	89.03	(1.16)	34.53	(28.16)	18.85

Net income from investment operations	106.90	35.10	84.18	14.69	52.10

Less Distributions to Shareholders:
Distribution of net investment income to shareholders	(59.32)	(42.41)	(45.15)	(67.36)	(41.08)
Distribution of net realized capital gains to shareholders	(14.12)	(25.36)	—	—	(5.15)

Total distributions	(73.44)	(67.77)	(45.15)	(67.36)	(46.23)

Early Withdrawal Fees	—	—	—	—	—

Net Asset Value, End of Period	$996.23	$962.77	$995.44	$956.41	$1,009.08

Total Return on Net Asset Value	11.23%	3.49%	8.90%	1.60%	5.20%

Ratios to Average Net Assets:
Expenses for the Feeder Fund II before reimbursement and waiver from Investment Manager and allocated Incentive Fees(b)	4.76%	4.56%	4.19%	4.33%	4.36%
Allocated Incentive Fees of the Feeder Fund II(b)	1.89%	0.64%	1.54%	0.43%	0.94%

Total expenses for the Feeder Fund II before reimbursement and waiver from Investment Manager(b)	6.65%	5.20%	5.73%	4.76%	5.30%

Reimbursement and waiver from Investment Manager(c)	(1.32)%	(1.18)%	(1.09)%	(1.11)%	(1.38)%

Total expenses for the Feeder Fund II after reimbursement and waiver from Investment Manager(b)	5.33%	4.02%	4.64%	3.65%	3.92%

Net investment income excluding Incentive Fees for the Feeder Fund II	3.66%	4.21%	6.55%	4.86%	4.17%

Net investment income of the Feeder Fund II	1.77%	3.57%	5.01%	4.43%	3.23%

Supplementary Data:
Net assets, end of period (in thousands)	$69	$62	$60	$55	$54

Portfolio turnover(d)	39%	81%	85%	26%	41%

(a)	Calculated using average shares outstanding during the period.
(b)	Includes the Feeder Fund II’s share of the Consolidated Master Fund’s allocated expenses.
(c)	The reimbursement and waiver includes expenses incurred by the Feeder Fund II and the Consolidated Master Fund. See Note 4.
(d)	The Feeder Fund II is invested solely in the Consolidated Master Fund, therefore this ratio reflects the portfolio turnover for the Consolidated Master Fund.

See Notes to Financial Statements.

8

Blackstone Real Estate Income Fund II

Financial Highlights

(For Shares Outstanding Throughout the Period)

	Institutional—Class II
	Year Ended 12/31/2019	Year Ended 12/31/2018	Year Ended 12/31/2017	Year Ended 12/31/2016	Year Ended 12/31/2015
Net Asset Value, Beginning of Period	$973.73	$1,006.29	$966.22	$1,016.01	$1,004.19
Income From Investment Operations:
Net investment income(a)	18.44	36.63	50.37	43.56	38.21
Net realized and unrealized gain (loss)	92.23	1.43	37.25	(25.98)	16.54

Net income from investment operations	110.67	38.06	87.62	17.58	54.75

Less Distributions to Shareholders:
Distribution of net investment income to shareholders	(62.57)	(45.27)	(47.60)	(67.45)	(38.78)
From net realized capital gains	(14.12)	(25.36)	—	—	(4.20)

Total Distributions	(76.69)	(70.63)	(47.60)	(67.45)	(42.98)

Early Withdrawal Fees	0.07	0.01	0.05	0.08	0.05

Net Asset Value, End of Period	$1,007.78	$973.73	$1,006.29	$966.22	$1,016.01

Total Return on Net Asset Value	11.51%	3.75%	9.18%	1.88%	5.46%

Ratios to Average Net Assets:
Expenses for the Feeder Fund II before reimbursement and waiver from Investment Manager and allocated Incentive Fees(b)	4.52%	4.27%	3.93%	4.09%	4.11%
Allocated Incentive Fees of the Feeder Fund II(b)	1.95%	0.87%	1.56%	0.47%	0.76%

Total expenses for the Feeder Fund II before reimbursement and waiver from Investment Manager(b)	6.47%	5.14%	5.49%	4.56%	4.87%

Reimbursement and waiver from Investment Manager(c)	(1.32)%	(1.16)%	(1.09)%	(1.11)%	(1.34)%

Total expenses for the Feeder Fund II after reimbursement and waiver from Investment Manager(b)	5.15%	3.98%	4.40%	3.39%	3.53%

Net investment income excluding Incentive Fees for the Feeder Fund II	3.75%	4.44%	6.58%	4.92%	4.46%

Net investment income of the Feeder Fund II	1.80%	3.57%	5.03%	4.45%	3.70%

Supplementary Data:
Net assets, end of period (in thousands)	$188,097	$214,497	$322,899	$307,386	$199,276

Portfolio turnover(d)	39%	81%	85%	26%	41%

(a)	Calculated using average shares outstanding during the period.
(b)	Includes the Feeder Fund II’s share of the Consolidated Master Fund’s allocated expenses.
(c)	The reimbursement and waiver includes expenses incurred by the Feeder Fund II and the Consolidated Master Fund. See Note 4.
(d)	The Feeder Fund II is invested solely in the Consolidated Master Fund, therefore this ratio reflected the portfolio turnover for the Consolidated Master Fund.

See Notes to Financial Statements.

9

Blackstone Real Estate Income Fund II

Notes to Financial Statements

For the Year Ended December 31, 2019

1. Organization

Blackstone Real Estate Income Fund II (the “Feeder Fund II”), a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), is a continuously offered non-diversified, closed-end management investment company. The Feeder Fund II commenced investment operations on April 1, 2014. The Feeder Fund II’s investment objective is to seek long-term total return, with an emphasis on current income, by primarily investing in a broad range of real estate-related debt investments. The Feeder Fund II pursues its investment objective by investing substantially all of its assets in Blackstone Real Estate Income Master Fund (the “Master Fund”), a Delaware statutory trust registered under the 1940 Act as a closed-end management investment company with the same investment objective and substantially the same investment policies as the Feeder Fund II. The Master Fund consolidates a wholly-owned subsidiary, Blackstone Real Estate Income Master Fund (Cayman) Ltd. (the “Subsidiary” and together with the Master Fund, the “Consolidated Master Fund”).

The investment manager of the Consolidated Master Fund and the Feeder Fund II is Blackstone Real Estate Income Advisors L.L.C. (the “Investment Manager”), an investment advisor registered under the Investment Advisers Act of 1940, as amended. The Board of Trustees (the “Board” and each member thereof, a “Trustee”) of the Consolidated Master Fund and the Feeder Fund II supervises the conduct of the Consolidated Master Fund’s and the Feeder Fund II’s affairs and, pursuant to their investment management agreements, has engaged the Investment Manager to manage the Consolidated Master Fund’s and the Feeder Fund II’s day-to-day investment activities and operations.

The Consolidated Master Fund’s Consolidated Financial Statements, which are attached hereto, are an integral part of these Financial Statements and should be read in conjunction with the Feeder Fund II’s Financial Statements. At December 31, 2019, Feeder Fund II held an approximately 24% ownership interest in the Consolidated Master Fund.

Capitalized terms used, but not defined herein, shall have the meaning assigned to them in the Prospectus of the Feeder Fund II.

2. Summary of Significant Accounting Policies

Basis of Presentation

The Feeder Fund II is an investment company in accordance with Accounting Standards Codifications 946, Financial Services-Investment Companies, which defines investment companies and prescribes specialized accounting and reporting requirements for investment companies.

The Feeder Fund II’s Financial Statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and are stated in U.S. dollars, unless otherwise noted.

The preparation of Financial Statements in conformity with U.S. GAAP requires the Investment Manager to make estimates and assumptions that affect the amounts in the Financial Statements and accompanying notes. The Investment Manager believes that the estimates utilized in preparing the Financial Statements are reasonable and prudent; however, actual results may differ from these estimates.

Investment in Consolidated Master Fund and Fair Value Measurement

The Feeder Fund II’s investment in the Consolidated Master Fund is recorded at fair value and is based upon the Feeder Fund II’s percentage ownership of the net assets of the Consolidated Master Fund. The

10

Blackstone Real Estate Income Fund II

Notes to Financial Statements (Continued)

For the Year Ended December 31, 2019

performance of the Feeder Fund II is directly affected by the performance of the Consolidated Master Fund. See Note 2 to the Consolidated Master Fund’s Financial Consolidated Statements for the determination of fair value of the Consolidated Master Fund’s investments.

Investment Transactions and Related Investment Income and Expense

Investment transactions are accounted for on a trade date basis. The Feeder Fund II’s net investment income or loss consists of the Feeder Fund II’s pro rata share of the net investment income or loss of the Consolidated Master Fund, less all expenses of the Feeder Fund II. Realized and unrealized gains and losses from sale of investments consist of the Feeder Fund II’s pro rata share of the Consolidated Master Fund’s realized and unrealized gains and losses.

Cash

As of December 31, 2019, the Feeder Fund II held $7 at a major U.S. bank.

Contingencies

Under the Feeder Fund II’s Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”), the Feeder Fund II’s officers and each Trustee are indemnified against certain liabilities that may arise out of the performance of their duties to the Feeder Fund II. Additionally, in the normal course of business, the Feeder Fund II may enter into contracts that contain a variety of representations and indemnification obligations and expects the risk of loss to be remote.

Income Taxes

The Feeder Fund II’s policy is to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute all of its investment company net taxable investment income and net capital gain realized on investments to its shareholders. Therefore, no federal income tax provision is required. The Feeder Fund II plans to file U.S. Federal and various state and local tax returns.

For the open tax years and all major jurisdictions, management of the Feeder Fund II has concluded that there are no uncertain tax positions that would require recognition in the consolidated financial statements. No income tax returns are currently under examination. The statute of limitations on the Feeder Fund II’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2016 through December 31, 2019.

Dividends and Distributions to Shareholders

Dividends from net investment income are expected to be declared and paid quarterly. Distributions from capital gains are expected to be declared and paid at least annually. Dividends and capital gain distributions paid by the Feeder Fund II will be reinvested in additional common shares of beneficial interest, par value $0.001 per share, of the Feeder Fund II (“Shares”), unless a shareholder elects not to reinvest in Shares or is otherwise ineligible. Shares purchased by reinvestment are issued at their net asset value on the next valuation date following the ex-dividend date.

3. Fund Terms

Issuance of Shares

The Feeder Fund II offers its Shares on a best efforts basis pursuant to a continuous offering registered with the Securities and Exchange Commission. The Feeder Fund II will issue Shares to eligible investors as of the

11

Blackstone Real Estate Income Fund II

Notes to Financial Statements (Continued)

For the Year Ended December 31, 2019

first business day of the month or at such other times as determined by the Board upon receipt and acceptance of an initial or additional application for Shares. The Feeder Fund II reserves the right to reject any applications for subscriptions of Shares. Shares are subject to a maximum sales load of up to 3.00%. No public market exists for the Shares, and none is expected to develop. The Shares are subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the Feeder Fund II’s Declaration of Trust.

Repurchase of Shares

The Feeder Fund II may, from time to time, offer to repurchase a portion of its outstanding Shares pursuant to written tenders by shareholders. Repurchases will be made only at such times and on such terms as may be determined by the Board, in its complete and exclusive discretion. Shareholders who tender Shares within the 12- month period following acquisition will be subject to an early withdrawal fee of 2.00% of the aggregate net asset value of the Shares repurchased by the Feeder Fund II. The early withdrawal fees for the Feeder Fund II for the year ended December 31, 2019 were $13,995. In determining whether the Feeder Fund II should repurchase Shares from shareholders pursuant to written tenders, the Feeder Fund II’s Board will consider the Investment Manager’s recommendations. The Investment Manager expects that generally it will recommend to the Feeder Fund II’s Board that the Feeder Fund II offer to repurchase Shares from shareholders on a quarterly basis. Since the Feeder Fund II’s assets consist primarily of its investment in the Consolidated Master Fund, the ability of the Feeder Fund II to have its Shares in the Consolidated Master Fund repurchased is subject to the Consolidated Master Fund’s repurchase policy.

The timing, terms and conditions of any particular repurchase offer may vary at the sole discretion of the Board. Repurchase offers will generally commence approximately 95 days prior to the last day of March, June, September and December each year (each such last date is referred to as a “Tender Valuation Date”) and remain open for approximately 30 calendar days.

The following table presents the repurchase offers that occurred during the year ended December 31, 2019:

Repurchase Offer	Repurchase Offer #1	Repurchase Offer #2	Repurchase Offer #3	Repurchase Offer #4
Commencement Date	December 26, 2018	April 4, 2019	June 26, 2019	September 26, 2019
Repurchase Request Deadline	January 25, 2019	May 6, 2019	July 26, 2019	October 25, 2019
Repurchase Pricing Date	March 29, 2019	June 28, 2019	September 30, 2019	December 31, 2019
Amount Repurchased	$11,855,331	$6,935,574	$19,671,405	$17,051,243
Shares Repurchased	11,718	6,724	19,087	16,920

4. Investment Manager Fees and Other Related Party Transactions

Management Fee

The Consolidated Master Fund pays the Investment Manager an aggregate fixed management fee (the “Management Fee”), payable quarterly in arrears on the last business day of each quarter. The Management Fee accrues monthly at an annual rate of 1.50% of the Consolidated Master Fund’s Managed Assets at the end of such month before giving effect to the Management Fee payment being calculated or any purchases or repurchases of Consolidated Master Fund shares or any distributions by the Consolidated Master Fund. The Management Fee will reduce the net asset value of the Consolidated Master Fund (and indirectly, of the Feeder Fund II ) as of the end of the accounting period in which it is payable and after the calculation of the Management Fee. The Management Fee for any period less than a full quarter will be prorated. Effective October 1, 2014 through December 31, 2020, the Investment Manager agreed to temporarily reduce its

12

Blackstone Real Estate Income Fund II

Notes to Financial Statements (Continued)

For the Year Ended December 31, 2019

Management Fee to an annualized rate of 0.75% of the Consolidated Master Fund’s Managed Assets (the “Management Fee Waiver”). The Investment Manager may, in its sole discretion and at any time (including prior to December 31, 2020), elect to extend, terminate or modify its voluntary waiver. The Investment Manager will not charge the Feeder Fund II a Management Fee as long as substantially all of the assets of the Feeder Fund II are invested in the Consolidated Master Fund. The Feeder Fund II indirectly bears a pro-rata share of the Consolidated Master Fund’s Management Fee, which was $2,533,997, net of the Management Fee Waiver, for the year ended December 31, 2019.

Incentive Fee

The Consolidated Master Fund accrues a performance-based incentive fee (the “Incentive Fee”) on a monthly basis throughout the fiscal year of the Consolidated Master Fund. The Incentive Fee is paid to the Investment Manager promptly after the end of each fiscal year of the Consolidated Master Fund. The Incentive Fee is determined as of the end of the fiscal year in an amount equal to 15% of the amount by which the Consolidated Master Fund’s Net Capital Appreciation (as defined below) for each Fiscal Period ending within or coterminous with the close of such fiscal year exceeds the balance of the loss carryforward account and any allocated Management Fee expense for such Fiscal Period, without duplication for any Incentive Fees paid during such fiscal year. The Consolidated Master Fund also pays the Investment Manager the Incentive Fee in the event a Fiscal Period is triggered in connection with a repurchase offer by the Consolidated Master Fund. For purposes of calculating the Incentive Fee, “Net Capital Appreciation” means, with respect to any Fiscal Period, the difference, if any, between (x) the sum of (i) the value of the Consolidated Master Fund’s net asset value at the end of that Fiscal Period (prior to the Incentive Fee for such Fiscal Period) increased by the dollar amount of the Consolidated Master Fund’s interests repurchased during the Fiscal Period (excluding repurchases as of the last day of the Fiscal Period after determination of the Incentive Fee), (ii) the amount of any dividends, distributions or withdrawals paid to shareholders during the Fiscal Period and not reinvested in the Consolidated Master Fund (excluding any dividends, distributions or withdrawals to be paid as of the last day of the Fiscal Period), and (iii) the Management Fee expense for that Fiscal Period, and (y) the sum of (i) the value of the Consolidated Master Fund’s net asset value at the beginning of that Fiscal Period (prior to the Management Fee for such Fiscal Period), increased by the dollar amount of the Consolidated Master Fund’s interests issued during the Fiscal Period (excluding any Shares issued in connection with the reinvestment of dividends and other distributions paid by the Consolidated Master Fund) and (ii) the amount of any subscriptions to the Consolidated Master Fund during that Fiscal Period. All calculations of Net Capital Appreciation will be made (without duplication) after deduction of all general, administrative and other operating expenses of the Consolidated Master Fund (excluding the Incentive Fee) and any amounts necessary, in the Investment Manager’s sole discretion, as appropriate reserves for such expenses. The Investment Manager will not charge the Feeder Fund II an Incentive Fee as long as substantially all of the assets of the Feeder Fund II are invested in the Consolidated Master Fund. The Feeder Fund II indirectly bears a pro-rata share of the Consolidated Master Fund’s Incentive Fee, which was $4,200,619 for the year ended December 31, 2019.

Expense Limitation and Reimbursement

The Investment Manager has voluntarily entered into an Expense Limitation and Reimbursement Agreement (the “Expense Limitation and Reimbursement Agreement”) with the Feeder Fund II to limit the amount of the Feeder Fund II’s Specified Expenses (as defined below) to no more than 0.35% per annum of the Feeder Fund II’s net assets (the “Expense Cap”) (computed and applied on a monthly basis). Specified Expenses includes all expenses incurred in the business of the Feeder Fund II and the Feeder Fund II’s pro rata share of the expenses incurred in the business of the Consolidated Master Fund, including organizational costs, with the exception of: (i) the Management Fee, (ii) the Incentive Fee, (iii) the Distribution and Service Fee, (iv) brokerage costs, (v) dividend/interest payments (including any dividend payments, interest expenses,

13

Blackstone Real Estate Income Fund II

Notes to Financial Statements (Continued)

For the Year Ended December 31, 2019

commitment fees, or other expenses related to any leverage incurred by the Feeder Fund II or the Consolidated Master Fund), (vi) taxes, and (vii) extraordinary expenses (as determined in the sole discretion of the Investment Manager). To the extent that Specified Expenses for the Feeder Fund II (including the Feeder Fund II’s pro rata share of the Consolidated Master Fund’s Specified Expenses) for any month exceed the Expense Cap, the Investment Manager will waive its fees and/or reimburse the Feeder Fund II for expenses to the extent necessary to eliminate such excess. The Expense Limitation and Reimbursement Agreement cannot be terminated prior to December 31, 2020 without the Board’s consent. The Feeder Fund II has agreed to repay the amounts borne by the Investment Manager under the Expense Limitation and Reimbursement Agreement within the three year period after the Investment Manager bears the expense, when and if requested by the Investment Manager, but only if and to the extent that the Specified Expenses of the Feeder Fund II (including the Feeder Fund II’s pro rata share of the Consolidated Master Fund’s Specified Expenses) are less than the lower of the Expense Cap and any expense limitation agreement then in effect with respect to the Specified Expenses. The Investment Manager may recapture a Specified Expense in any year within the three-year period after the Investment Manager bears the expense. The Investment Manager is permitted to receive such repayment from the Feeder Fund II provided that the reimbursement amount does not raise the level of Specified Expenses of the Feeder Fund II (including the Feeder Fund II’s pro rata share of the Consolidated Master Fund’s Specified Expenses) in the month the repayment is being made to a level that exceeds the Expense Cap or any other expense limitation agreement then in effect with respect to the Specified Expenses.

For the year ended December 31, 2019, there were no recoupments made by the Feeder Fund II to the Investment Manager. As of December 31, 2019, the total repayments that may potentially be made by the Feeder Fund II to the Investment Manager was $715,945, of which $229,548 will expire by December 31, 2020, $176,877 will expire by December 31, 2021, and $309,520 will expire by December 31, 2022.

Distribution Agreement and Service Plan

Blackstone Advisory Partners L.P., an affiliate of the Investment Manager, acts as the distributor of the Shares (the “Distributor”). Pursuant to a distribution agreement between the Feeder Fund II and the Distributor, the Feeder Fund II pays the Distributor a shareholder servicing fee (the “Service Fee”) equal to 0.25% (annualized) of the average net assets of the Feeder Fund II attributable to Advisor Class I Shares, in accordance with the Feeder Fund II’s Service Plan. The Feeder Fund II’s Service Fees was $167 for the period ended December 31, 2019.

5. Federal Tax Information

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Total Accumulated Earnings	Paid-in Capital
$(35,848)	$35,848

U.S. GAAP and tax accounting differences primarily relate to distribution re-designations, current year and prior year partnership basis adjustments and the payment of 2018 non-deductible excise taxes.

14

Blackstone Real Estate Income Fund II

Notes to Financial Statements (Continued)

For the Year Ended December 31, 2019

The tax character of distributions declared to shareholders during the year-ended December 31, 2019 were as follows:

Ordinary Income (including any net short-term capital gain)	Net Long Term Capital Gain	Total Distributions
$13,920,773	$2,066,991	$15,987,764

The tax character of distributions declared to shareholders during the year-ended December 31, 2018 were as follows:

Ordinary Income (including any net short-term capital gain)	Net Long Term Capital Gain	Total Distributions
$15,264,189	$3,433,930	$18,698,119

The tax basis components of distributable earnings of the Fund at its tax year-ended December 31, 2019 were:

Undistributed Ordinary Income	Capital Loss Carryforward(1)	Post October and Late Year Loss Deferral(2)	Net Unrealized Appreciation (Depreciation)
$728,005	$0	$0	$3,187,705

(1)

Under the Regulated Investment Company Modernization Act of 2010 (the “RIC Mod Act”), net capital losses recognized by the Feeder Fund I may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. Any such losses, will be deemed to arise on the first day of the next taxable year.

(2)

In determining its taxable income, the Feeder Fund II elected to treat all or a portion of any net capital or currency loss realized after October 31, 2019 as occurring on the first day of the following fiscal year.

The Feeder Fund I is subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. United States and non-U.S. tax rules (including the interpretation and application of tax laws) are subject to change. The Feeder Fund I files tax returns and/or adopts certain tax positions in various jurisdictions. Non-U.S. taxes are provided for based on the Feeder Fund I’s understanding of the prevailing tax rules of the non-U.S. markets in which it invests. Recently enacted tax rules, including interpretations of tax laws (e.g., regulations pertaining to the U.S. Foreign Account Tax Compliance Act) and proposed legislation currently under consideration in various jurisdictions, including the U.S., might affect the way the Feeder Fund I and its investors are taxed prospectively and/ or retroactively. Prior to the expiration of the relevant statutes of limitations, if any, the Feeder Fund I is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. The Feeder Fund I’s U.S. federal income tax returns are generally subject to examination by the Internal Revenue Service for a period of three years after they are filed. State, local and/ or non-U.S. tax returns and/or other filings may be subject to examination for different periods, depending upon the tax rules of each applicable jurisdiction.

6. Administration Agreements

The Consolidated Master Fund and the Feeder Fund II have entered into administration, custody and transfer agency agreements (the “Administration Agreements”) with State Street Bank and Trust Company (“State Street”). State Street and/ or its affiliates are responsible for providing administration, custody and transfer agency services for the Consolidated Master Fund and the Feeder Fund II, including, but not limited to:

15

Blackstone Real Estate Income Fund II

Notes to Financial Statements (Continued)

For the Year Ended December 31, 2019

(i) maintaining corporate and financial books and records of the Consolidated Master Fund and the Feeder Fund II, (ii) providing administration services and (iii) performing other accounting and clerical services necessary in connection with the administration of the Consolidated Master Fund and the Feeder Fund II. The services performed by State Street may be completed by one or more of its affiliated companies.

7. Financial Instruments and Off-Balance Sheet Risk

Market Risk: In the normal course of business, the Consolidated Master Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Consolidated Master Fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the Consolidated Master Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations.

Derivative Risk: The Consolidated Master Fund enters into derivatives transactions which may include, without limitation, options contracts, futures contracts, options on futures contracts, forward contracts, interest rate swaps, total return swaps, credit default swaps and other swap agreements for investment, hedging or leverage purposes. The Consolidated Master Fund’s use of derivative instruments may be speculative and involves investment risks and transaction costs to which the Consolidated Master Fund would not be subject absent the use of these instruments, and the use of derivatives generally involves leverage in the sense that the investment exposure created by the derivatives may be significantly greater than the Consolidated Master Fund’s initial investment in the derivatives. The potential loss could exceed the value of the financial assets and liabilities recorded in the Consolidated Master Fund’s Consolidated Financial Statements.

Credit and Counterparty Risk: The Consolidated Master Fund may be exposed to credit risk with respect to the counterparties to its derivatives contracts (whether a clearing corporation in the case of exchange-traded instruments or another third party in the case of OTC instruments) purchased by the Consolidated Master Fund. The Consolidated Master Fund manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations. The Investment Manager attempts to mitigate counterparty risk by (i) periodically assessing the credit worthiness of its trading partners, (ii) assessing the amount of its exposure to each counterparty as a part of its ongoing risk monitoring process and (iii) requiring collateral from the counterparty for certain transactions.

Currently, certain categories of interest rate and credit default swaps are subject to mandatory clearing, and more are expected to be cleared in the future. The counterparty risk for cleared derivatives is generally lower than for uncleared OTC derivative transactions because generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that a clearing house, or its members, will satisfy the clearing house’s obligations to the Consolidated Master Fund. Counterparty risk with respect to certain exchange-traded and over-the counter derivatives may be further complicated by recently enacted U.S. financial reform legislation. Cash collateral that has been pledged to cover obligations of the Consolidated Master Fund under derivative financial instrument contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Liquidity Risk: Some securities held by the Consolidated Master Fund may be difficult to sell, or illiquid, during times of market turmoil or otherwise. Illiquid securities may also be difficult to value. If the Consolidated Master Fund is forced to sell an illiquid asset to meet repurchase requests or other cash needs,

16

Blackstone Real Estate Income Fund II

Notes to Financial Statements (Continued)

For the Year Ended December 31, 2019

the Consolidated Master Fund may be forced to sell at a loss or at a price lower than it could have otherwise received.

Non-Diversification Risk: The Consolidated Master Fund is classified as a “non-diversified” investment company which means that the percentage of its assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. As a result, the Consolidated Master Fund’s investment portfolio may be subject to greater risk and volatility than if investments had been made in the securities of a broad range of issuers.

Additional risks associated with each type of investment are described within the respective security type notes. The Feeder Fund II prospectus includes a discussion of the principal risks of investing in the Feeder Fund II and indirectly investing in the Consolidated Master Fund. Please also refer to the notes of the Consolidated Master Fund for further discussion on risks.

8. Subsequent Events

The Investment Manager has evaluated the impact of subsequent events through February 26, 2020, and determined there were no subsequent events outside the normal course of business requiring adjustment to or disclosure in the consolidated financial statements.

17

Blackstone Real Estate Income Fund II

Supplemental Information

December 31, 2019 (Unaudited)

Form N-PORT Filings

The Feeder Fund II files a complete schedule of portfolio holdings for the first and third quarters of each fiscal year within 60 days after the end of the relevant fiscal quarter with the Securities and Exchange Commission (the “SEC”) as an exhibit on Form N-PORT. The Feeder Fund II’s portfolio holdings information for the third month of each fiscal quarter on Form N-PORT is available on the SEC’s website at http://www.sec.gov. Holdings and allocations shown on any Form N-PORT are as of the date indicated in the filing and may not be representative of future investments. Holdings and allocations should not be considered research or investment advice and should not be relied upon in making investment decisions.

Proxy Voting Policies

The Feeder Fund II and the Consolidated Master Fund have delegated proxy voting responsibilities to the Investment Manager, subject to the Board’s general oversight. A description of the policies and procedures used to vote proxies related to the Feeder Fund II’s and the Consolidated Master Funds’ portfolio securities, and information regarding how the Feeder Fund II and Consolidated Master Fund voted proxies relating to their portfolio securities during the most recent 6-month period ended June 30 is available (1) without charge, upon request, by calling toll free, 1-800-248-1621 and (2) on the SEC’s website at http://www.sec.gov.

Additional Information

The Feeder Fund II’s registration statement includes additional information about the Trustees of the Consolidated Master Fund. The registration statement is available, without charge, upon request by calling 1-855-890-7725.

18

Board Approval of the Continuance of the Investment Management Agreements

At a joint meeting of the Boards of Trustees (collectively, the “Board” and each member thereof, a “Trustee”) of the Blackstone Real Estate Income Master Fund (the “Master Fund”), Blackstone Real Estate Income Fund (“Feeder Fund I”) and Blackstone Real Estate Income Fund II (“Feeder Fund II,” and together with Feeder Fund I, the “Feeder Funds,” and collectively with Feeder Fund I and the Master Fund, the “Funds”) held in person on December 3, 2019 (the “Contract Renewal Meeting”), the Board, including the Trustees who are not considered to be “interested persons” under the 1940 Act (the “Independent Trustees”), considered and unanimously approved the continuation of the Investment Management Agreements (the “Feeder Agreements”) between each Feeder Fund and Blackstone Real Estate Income Advisors L.L.C. (the “Investment Manager”), and the continuation of the Investment Management Agreement (the “Master Agreement,” and, with each Feeder Agreement, an “Agreement,” and collectively, the “Agreements”) between the Master Fund and the Investment Manager.

Prior to the Contract Renewal Meeting, the Board received information (the “Contract Renewal Information”) regarding the nature, quality, and extent of services provided to the Funds by the Investment Manager under the respective Agreements, certain portions of which are discussed below. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the services provided by the Investment Manager to the Funds. The Board’s evaluation took into account this information and the information it received throughout the year, and also reflected the knowledge and familiarity gained as members of the Board with respect to the services provided to the Funds by the Investment Manager. The membership of the Boards of Trustees of the Funds is identical.

In advance of the Contract Renewal Meeting, the Board received a memorandum prepared by counsel to the Funds discussing its responsibilities in connection with the proposed continuation of the Agreements and the Independent Trustees separately received a memorandum as to their responsibilities in this regard from their independent legal counsel. Prior to the Contract Renewal Meeting, the Independent Trustees met in executive session with their independent legal counsel, at which no representatives of the Investment Manager or Fund management were present and reviewed the Contract Renewal Information and discussed the proposed continuation of each Agreement in light of their responsibilities. At the Contract Renewal Meeting, there was an additional discussion with the Investment Manager regarding the Contract Renewal Information, the terms of the Agreements, the operations of the Funds, and other relevant considerations. In evaluating the Agreements, the Board took into account the “master-feeder” structure and the fact that the Investment Manager serves as investment adviser to each Fund and receives a management fee only from the Master Fund, but that each Feeder Fund, as a shareholder of the Master Fund, indirectly pays a portion of the management fee paid by the Master Fund to the Investment Manager. On the basis of all of these discussions, the Board, including all of the Independent Trustees, unanimously determined that renewal of each Agreement for a term of one year would be consistent with the interests of each Fund’s shareholders on the basis of the following factors, among others:

Nature, Quality, and Extent of the Services

The Trustees reviewed the investment objectives and policies of the Funds with the Investment Manager and the qualifications, backgrounds and responsibilities of the senior personnel of the Funds, including the Investment Manager’s portfolio management team who are primarily responsible for the day-to-day management of the Funds. The Board noted that the Feeder Funds pursue their investment objectives through the investment of substantially all of their investable assets in the Master Fund as part of a “master-feeder” structure. The Trustees also discussed the Investment Manager’s operations and financial condition, including the Investment Manager’s (1) ability to attract and retain key personnel; (2) focus on analysis of real estate securities and real estate investments; (3) investment approach and commitment to investment principles; (4) investment in and commitment to personnel, including additional hiring and extensive training, and infrastructure, including research, risk management, and portfolio management analytics; (5) compliance efforts; (6) oversight of and distribution of the Funds’ shares; and (7) coordination and oversight of, and interaction with, the Funds’ service providers. The Board also noted that the Investment Manager provides the Funds with regulatory, compliance and certain administrative services, office facilities and officers (including the chief executive, chief financial, chief legal, and chief compliance officers).

19

In reaching its determinations regarding continuation of each Agreement, the Board took into account that shareholders of the Funds, in pursuing their individual investment goals and objectives, likely considered the reputation and the investment style, philosophy and strategy of the Investment Manager, as well as the resources available to the Investment Manager, when they purchased their shares.

Fund Performance

The Board, including the Independent Trustees, received and considered information prepared by Broadridge Financial Solutions (“Broadridge”), an independent provider of investment research, about the performance of the Funds (net of fees and expenses) for the one-year, three-year, five-year and inception to date periods ended September 30, 2019 as compared to (a) a group of peer funds selected by Broadridge in consultation with the Investment Manager from the open-end, listed closed-end, unlisted closed-end and hedge fund universes (the “Broadridge-prepared peer group”), and (b) a custom index (the “custom benchmark”) provided by the Investment Manager. In addition, the Board considered information about performance risk measurements of the Funds and the Broadridge-prepared peer group, respectively, such as (1) annualized return, (2) standard deviation and (3) Sharpe ratio. The Board noted that, for the period ended September 30, 2019, the Funds’ net return performance for the one- and five-year and since inception periods was generally consistent with the Broadridge-prepared peer group, while the Funds demonstrated outperformance versus the Broadridge-prepared peer group in the three-year period. The Board additionally noted that each Feeder Fund outperformed its custom benchmark and other Blackstone-advised funds with a similar strategy for the one-, three- and five-year, and since inception periods ended September 30, 2019. The Board considered that the Funds’ strategy, particularly their commercial mortgage-backed securities (“CMBS”) exposure, is relatively unique compared to the Broadridge-prepared peer group, which makes an exact comparison to peers difficult. The Board noted the impact of the Funds’ relatively higher level of exposure to CMBS and their use of hedge instruments on the Funds’ performance during various periods ended September 30, 2019.

Based on its review and discussion of the Funds’ performance and considering other relevant factors, including those noted above, the Board concluded that, under the circumstances, each Fund’s performance supported continuation of its Agreement for an additional period of one year.

Fees and Expenses

The Board, including the Independent Trustees, compared the fees and expense ratios of the Funds (before and after any fee waivers and expense reimbursements) for the year ended September 30, 2019 against fees and expense ratios of the Broadridge-prepared peer group. The Board took note that so long as substantially all of the Feeder Funds’ assets are invested in the Master Fund, the Feeder Funds do not pay a management fee to the Investment Manager, but indirectly pay their proportionate share of the Master Fund’s management fee and any incentive fee as Master Fund shareholders. The Board considered data based on information (the “Broadridge Expense Information”) provided by Broadridge indicating that (1) the net expense ratio (excluding the incentive fee) of each Feeder Fund was above the median expense ratio of the Broadridge-prepared peer group, (2) the management fee rate (before waivers) of each Feeder Fund was above the median management fee rate of the Broadridge-prepared peer group and (3) the net expense ratio and net management fee of the Master Fund were each higher than the peer median. The Board noted that the Investment Manager had agreed to limit the Feeder Funds’ expenses to no more than 0.35% per annum of those Funds’ net assets pursuant to an Expense Limitation and Reimbursement Agreement, and had voluntarily reduced its management fee to an annualized rate of 0.75% of the Master Fund’s managed assets through December 31, 2020. The Board also noted that only two of the Feeder Funds’ peers in the Broadridge-prepared peer group have an incentive fee, and one of the Feeder Funds’ closest peers does not report its expense data. The Board further noted that the Feeder Funds’ incentive fee was directly tied to their strong performance in 2019, and that the Feeder Funds’ leverage expense was impacting its expense load although the Feeder Funds’ use of leverage was ultimately a net benefit for investors.

Taking all of the above into consideration and such other factors as it deemed relevant, the Board determined that the Investment Manager’s management and incentive fees were reasonable.

20

The Board also considered information regarding fees charged by the Investment Manager’s affiliates to other clients investing primarily in asset classes similar to that of the Funds, and noted that such fees were comparable to those of the Funds. The Board considered the fee comparisons in light of the different services provided in managing these other types of clients and funds.

Profitability

As part of the Contract Renewal Information, the Board received information from the Investment Manager as to the profitability of its relationship with the Funds for the full years 2017 and 2018 and from January 1, 2019 to September 30, 2019. In analyzing the profitability of the Investment Manager, the Trustees considered the resources that the Investment Manager had devoted to, and has available to support, its activities in respect of the Funds. The Trustees reviewed the profitability data provided by the Investment Manager showing revenues (including management fees (net of waiver), recoupment of reimbursed expenses and incentive fees) and overhead expenses (including explanations of expense allocations) of each Feeder Fund (showing its proportional share of management fees and incentive fees paid by the Master Fund) separately and on a combined basis, and discussed a change in the Investment Manager’s profitability calculation methodology from the prior year. The Board also took into account the investment by, and cost to, the Investment Manager regarding service infrastructure to support the Funds and their investors. After reviewing the profitability analysis, the Board concluded that the profitability of the Investment Manager was not excessive in light of the nature, extent and overall quality of its services to the Funds.

Economies of Scale

The Trustees discussed various financial and economic considerations relating to the arrangements with the Investment Manager, including economies of scale. While noting that the management fees for each Fund would not decrease as the level of Fund assets increase, the Trustees concluded that the management fees continue to be reasonable and appropriate in light of the nature, quality and scope of the investment management and other services provided to the Funds by the Investment Manager. The Board noted that it will have the opportunity to periodically reexamine whether any Fund has achieved economies of scale, as well as the appropriateness of management fees payable to the Investment Manager, in the future.

Other Benefits

The Trustees discussed other benefits that the Investment Manager may receive from the Funds. The Trustees noted the Investment Manager indicated it does not receive significant ancillary benefits as a result of its relationship with the Funds and that the Investment Manager does not realize or utilize “soft dollar” benefits from its relationship with the Funds. The Board concluded that other benefits derived by the Investment Manager from its relationship with the Funds, to the extent such benefits were identifiable or determinable, were reasonable in light of the nature, quality and scope of investment management and other services provided to the Funds by the Investment Manager and the costs of providing such services.

Other Considerations

The Board evaluated the comparative information provided by the Investment Manager regarding the performance of other similar funds managed by the Investment Manager. On the basis of the Board’s assessment, the Board concluded that the Investment Manager was capable of generating a level of investment performance that is appropriate in light of the Funds’ investment objective, policies and strategies and competitive with comparable funds.

Conclusion

The Board, including all of the Independent Trustees, concluded that the fees payable under the Agreements were fair and reasonable with respect to the services that the Investment Manager provides to the Funds and, in light of the factors described above and other factors that the Board deemed relevant, determined that continuation of each Fund’s Agreement would be in the interests of the Fund and its shareholders and unanimously voted to continue the Agreements for a period of one additional year. No single factor was identified by the Board as the principal factor in determining whether to approve continuation of each of the Agreements and each Board member may have attributed different weights to various factors.

21

Blackstone

Blackstone Registered Funds

Privacy Notice

Rev January, 2019

FACTS	WHAT DO BLACKSTONE REGISTERED FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

∎   Social Security number and income

∎   Assets and investment experience

∎   Risk tolerance and transaction history

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Blackstone Registered Funds (as defined below) choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do Blackstone Registered Funds share?	Can you limit this sharing?

For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies	No	We don’t share

For our affiliates’ everyday business purposes— information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share

For our affiliates to market to you	No	We don’t share

For nonaffiliates to market to you	No	We don’t share

Questions?	Email us at GLB.privacy@blackstone.com

22

Who we are
Who is providing this notice?	Blackstone Registered Funds include Blackstone Alternative Alpha Fund, Blackstone Alternative Alpha Fund II, Blackstone Real Estate Income Fund, Blackstone Real Estate Income Fund II, Blackstone Real Estate Income Trust, Inc., Blackstone Alternative Investment Funds, on behalf of its series Blackstone Alternative Multi-Strategy Fund, Blackstone Diversified Multi-Strategy Fund, a sub-fund of Blackstone Alternative Investment Funds plc, and the GSO Funds, consisting of Blackstone / GSO Senior Floating Rate Term Fund, Blackstone / GSO Long-Short Credit Income Fund, Blackstone / GSO Strategic Credit Fund, Blackstone / GSO Floating Rate Enhanced Income Fund and Blackstone / GSO Secured Lending Fund
What we do
How do Blackstone Registered Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do Blackstone Registered Funds collect my personal information?

We collect your personal information, for example, when you:

∎   open an account or give us your income information

∎   provide employment information or give us your contact information

∎   tell us about your investment or retirement portfolio

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

∎   sharing for affiliates’ everyday business purposes— information about your creditworthiness

∎   affiliates from using your information to market to you

∎   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account—unless you tell us otherwise.
Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

∎   Our affiliates include companies with a Blackstone name and financial companies such as GSO Capital Partners LP and Strategic Partners Fund Solutions.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ∎ Blackstone Registered Funds do not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ∎ Our joint marketing partners include financial services companies.
Other important information

California Residents—In accordance with California law, we will not share information we collect about California residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will also limit the sharing of information about you with our affiliates to the extent required by applicable California law.

Vermont Residents—In accordance with Vermont law, we will not share information we collect about Vermont residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will not share creditworthiness information about Vermont residents among Blackstone Registered Funds’ affiliates except with the authorization or consent of the Vermont resident.

23

Investor Data Privacy Notice

1. Why are you seeing this notice?

∎

You may need to provide Personal Data to us as part of your investment into Blackstone Real Estate Income Fund II, a fund or other investment vehicle (collectively, each a Fund) managed or advised by investment advisers that are subsidiaries of The Blackstone Group Inc. or its affiliates (and, where applicable, the general partner of the relevant Fund) (collectively, Blackstone).

∎

We want you to understand how and why we use, store and otherwise process your Personal Data when you deal with us or our relevant affiliates (including under applicable data protection laws). If this notice (the “Data Privacy Notice”) has been made available to you, you may have certain rights with respect to your Personal Data under applicable data protection laws (including as described in this Data Privacy Notice).

∎

“Personal Data” has the meaning given to it under data protection laws that apply to our processing of your personal information, and includes any information that relates to, describes, identifies or can be used, directly or indirectly, to identify an individual (such as name, address, date of birth, personal identification numbers, sensitive personal information, and economic information).

∎

We ask that investors promptly provide the information contained in this Data Privacy Notice to any individuals whose Personal Data they provide to the Fund or its affiliates in connection with ‘know your client’/anti-money laundering requests or otherwise.

Please read the information below carefully. It explains how and why Personal Data is processed by us.

2. Who is providing this notice?

Blackstone is committed to protecting and respecting your privacy. Blackstone is a global financial services firm with offices, operations and entities globally, including as described at this link: https://www.blackstone.com/privacy#appendixA.

∎

For transparency, the Blackstone entities on whose behalf this privacy statement is made are: (i) the Fund; and (ii) where applicable, the Blackstone general partner and/or investment adviser of the relevant Fund, in each case, with which you contract, transact or otherwise share Personal Data (together, the Fund Parties).

∎	Where we use the terms “we”, “us” and “our” in this Data Privacy Notice, we are referring to the Fund and the Fund Parties.

∎

Please consult your subscription documents, private placement memorandum or other offering documentation provided to you by or on behalf of the Fund Parties which will further specify the entities and contact details of the Fund Parties relevant to our relationship with you.

∎

We welcome investors and their representatives to contact us if they have any queries with respect to the Fund Parties (in particular, which Fund Parties are relevant to their relationship with Blackstone). If you have any queries, our contact details are below.

When you provide us with your Personal Data, each Fund Party that decides how and why Personal Data is processed acts as a “data controller”. In simple terms, this means that the Fund Party makes certain decisions on how to use and protect your Personal Data—but only to the extent that we have informed you about the use or are otherwise permitted by law.

Where your Personal Data is processed by an entity controlled by, or under common control with, the Blackstone entity/ies managing a Fund for its own purposes, this entity will also be a data controller.

3. What Personal Data do we collect about you?

The types of Personal Data that we collect and share depends on the product or service you have with us and the nature of your investment.

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The Personal Data collected about you will help us to provide you with a better service and facilitate our business relationship.

We may combine Personal Data that you provide to us with Personal Data that we collect from you, or about you from other sources, in some circumstances. This will include Personal Data collected in an online or offline context.

As a result of our relationship with you as an investor, in the past 12 months we may have collected Personal Data concerning you in the following categories:

a)

Identifiers (e.g., real name, alias, postal address, email address, social security or driver’s license number, government ID, signature, telephone number, education, employment, employment history, financial information, including tax-related information/codes and bank account details, information used for monitoring and background checks to comply with laws and regulations, including ‘know your client’, anti-money laundering, and sanctions checks, and other contact information);

b)	Sensitive/protected characteristic information (e.g., age/date of birth, nationality, citizenship, country of residence, gender, and other information used to comply with laws and regulations);

c)

Commercial information (e.g., assets, income, transaction and investment history, accounts at other institutions, information concerning source of funds and any applicable restrictions on your investment such as political exposure or sanctions);

d)	Internet or other network activity (e.g., browsing or search history, information regarding interaction with an internet website, application, or advertisement, online identifiers such as cookies);

e)

Sensory and surveillance data (e.g., recordings of telephone calls where permitted or required by law, video surveillance recordings, and other records of your interactions with us or our service providers, including electronic communications);

f)	Professional or employment-related information (e.g., current or past job history); and

g)

Inferences drawn from other personal information (e.g., profiles reflecting preferences and trends, based on information such as assets, investment experience, risk tolerance, investment activity, and transaction history).

4. Where do we obtain your Personal Data?

We collect, and have collected, Personal Data about you from a number of sources, including from you directly:

WHAT	HOW
1 Personal Data that you give us

∎   from the forms and any associated documentation that you complete when subscribing for an investment, shares and/or opening an account with us. This can include information about your name, address, date of birth, passport details or other national identifier, driving licence, your national insurance or social security number and income, employment information and details about your investment or retirement portfolio(s)

∎   when you provide it to us in correspondence and conversations, including electronic communications such as email and telephone calls

∎   when you make transactions with respect to the Fund

∎   when you interact with our online platforms and websites (such as bxaccess.com)

25

WHAT	HOW
∎ when you purchase securities from us and/or tell us where to send money ∎ from cookies, web beacons, and similar interactions when you or your devices access our sites
2 Personal Data that we obtain from others

We obtain Personal data from:

∎   publicly available and accessible directories and sources

∎   bankruptcy registers

∎   tax authorities, including those that are based outside the territory in which you are located or domiciled, including the Cayman Islands, the United Kingdom (UK) and the European Economic Area (EEA), if you are subject to tax in another jurisdiction

∎   governmental and competent regulatory authorities to whom we have regulatory obligations

∎   credit agencies

∎   fraud prevention and detection agencies/organisations

∎   transaction counterparties

5. Why do we process your Personal Data?

We may process or disclose your Personal Data for the following reasons:

WHY	HOW
1 Contract

It is necessary to perform our contract with you to:

∎   administer, manage and set up your investor account(s) to allow you to purchase your holding (of shares) in our Funds

∎   meet the resulting contractual obligations we have to you

∎   facilitate the continuation or termination of the contractual relationship between you and the Fund

∎   facilitate the transfer of funds, and administering and facilitating any other transaction, between you and the Fund

2 Compliance with law

It is necessary for compliance with an applicable legal or regulatory obligation to which we are subject, in order to:

∎   undertake our client and investor due diligence, and on-boarding checks

∎   carry out verification, ‘know your client’, terrorist financing, sanctions, and anti-money laundering checks

∎   verify the identity and addresses of our investors (and, if applicable, their beneficial owners)

∎   comply with requests from regulatory, governmental, tax and law enforcement authorities

∎   carry out surveillance and investigations

∎   carry out audit checks

∎   maintain statutory registers

∎   prevent and detect fraud

∎   comply with sanctions requirements

26

WHY	HOW
3 Legitimate interests

For our legitimate interests or those of a third party (such as a transaction counterparty or lender) to:

∎   manage and administer your holding in any funds in which you are invested, and any related accounts on an ongoing basis

∎   assess and process any applications or requests made by you

∎   open, maintain or close accounts in connection with your investment in, or withdrawal from, the Fund scheme

∎   send updates, information and notices or otherwise correspond with you in connection with your investment in the Fund scheme

∎   address or investigate any complaints, claims, proceedings or disputes

∎   provide you with, and inform you about, our investment products and services

∎   monitor and improve our relationships with investors

∎   comply with applicable regulatory obligations, including anti-money laundering, sanctions and ‘know your client’ checks

∎   assist our transaction counterparties to comply with their regulatory and legal obligations (including anti-money laundering, ‘know your client’ and sanctions checks)

∎   manage our risk and operations

∎   comply with our accounting and tax reporting requirements

∎   comply with our audit requirements

∎   assist with internal compliance with our policies and processes

∎   ensure appropriate group management and governance

∎   keep our internal records

∎   prepare reports on incidents / accidents

∎   protect our business against fraud, breach of confidence, theft of proprietary materials, and other financial or business crimes (to the extent that this is not required of us by law)

∎   analyse and manage commercial risks

∎   seek professional advice, including legal advice

∎   enable any actual or proposed assignee or transferee, participant or sub-participant of the partnership’s or Fund vehicles’ rights or obligations to evaluate proposed transactions

∎   facilitate business asset transactions involving the Fund partnership or Fund-related vehicles

∎   monitor communications to/from us using our systems

∎   protect the security and integrity of our information technology systems

∎   manage our financing arrangements with our financiers and financing transaction counterparties, including payment providers, intermediaries, and correspondent/agent banks

We only rely on these interests where we have considered that, on balance, the legitimate interests are not overridden by your interests, fundamental rights or freedoms.

27

Monitoring as described at (3) above

We monitor communications where the law requires us to do so. We will also monitor where we are required to do so to comply with our regulatory rules and practices and, where we are permitted to do so, to protect our business and the security of our systems.

6. Who we share your Personal Data with

Your Personal Data will be shared with:

WHO	WHY
Fund Associates

We share your Personal Data with our associates, related parties and members of our group. This is:

∎   to manage our relationship with you

∎   for the legitimate interests of a third party in carrying out anti-money laundering and compliance checks required of them under applicable laws and regulations

∎   for the purposes set out in this Data Privacy Notice

Fund Managers, Depositories, Administrators, Custodians, Investment Advisers

∎   delivering the services you require

∎   managing your investment

∎   supporting and administering investment-related activities

∎   complying with applicable investment, anti-money laundering and other laws and regulations

Tax Authorities

∎   to comply with applicable laws and regulations

∎   where required or requested by tax authorities in the territory in which you are located or domiciled (in particular, Cayman Island or UK/EEA tax authorities) who, in turn, may share your Personal Data with foreign tax authorities

∎   where required or requested by foreign tax authorities, including outside of the territory in which you are located or domiciled (including outside the Cayman Islands or UK/EEA)

Service Providers

∎   delivering and facilitating the services needed to support our business relationship with you

∎   supporting and administering investment-related activities

∎   where disclosure to the service provider is considered necessary to support Blackstone with the purposes described in section 5 of this Data Privacy Notice

Financing Counterparties, Lenders, Correspondent and Agent Banks

∎   assisting these transaction counterparties with regulatory checks, such as ‘know your client’ and anti-money laundering procedures

∎   sourcing credit for Fund-related entities in the course of our transactions and fund life cycles

Our Lawyers, Auditors and other Professional Advisers	∎ providing you with investment-related services ∎ to comply with applicable legal and regulatory requirements

28

In exceptional circumstances, we will share your Personal Data with:

∎	competent regulatory, prosecuting and other governmental agencies or litigation counterparties, in any country or territory; and

∎	other organisations and agencies—where we are required to do so by law.

For California residents, in the preceding 12 months, we may have disclosed Personal Data listed in any of the categories in section 3 above for a business purpose (in particular, as described in this section).

We have not sold Personal Data in the 12 months preceding the date of this Data Privacy Notice.

7. Do you have to provide us with this Personal Data?

Where we collect Personal Data from you, we will indicate if:

∎	provision of the Personal Data is necessary for our compliance with a legal obligation; or

∎	it is purely voluntary and there are no implications for you if you do not wish to provide us with it.

Unless otherwise indicated, you should assume that we require the Personal Data for business and/or compliance purposes.

Some of the Personal Data that we request is necessary for us to perform our contract with you and if you do not wish to provide us with this Personal Data, it will affect our ability to provide our services to you and manage your investment.

8. Sending your Personal Data internationally

We will transfer your Personal Data between different countries to our affiliates and group members, members of the Fund’s partnership, transaction counterparties, and third party service providers. These countries may not have similarly strict data protection and privacy laws and will include those countries in which our affiliates and service providers operate (and may include, for example, transfers from the UK/EEA or Cayman Islands to a jurisdiction outside of such territory).

Where we transfer Personal Data to other members of our group, our service providers or another third party recipient from one country to another, we will ensure that our arrangements with them are governed by data transfer agreements or appropriate safeguards, designed to ensure that your Personal Data is protected as required under applicable data protection law (including, where appropriate, under an agreement on terms approved for this purpose by the European Commission or by obtaining your consent).

Please contact us if you would like to know more about these agreements or receive a copy of them. Please see below for our contact details.

9. Consent—and your right to withdraw it

We do not generally rely on obtaining your consent to process your Personal Data. If we do, you have the right to withdraw this consent at any time. Please contact us or send us an email at PrivacyQueries@Blackstone.com at any time if you wish to do so.

10. Retention and deletion of your Personal Data

We keep your Personal Data for as long as it is required by us for our legitimate business purposes, to perform our contractual obligations or, where longer, such longer period as is required or permitted by law or regulatory obligations which apply to us.

We will generally:

∎	retain Personal Data about you throughout the life cycle of any investment you are involved in; and

∎	retain some Personal Data after your relationship with us ends.

29

As a general principle, we do not retain your Personal Data for longer than we need it.

We will usually delete your Personal Data (at the latest) after you cease to be an investor in any fund and there is no longer any legal/regulatory requirement, or business purpose, for retaining your Personal Data.

11. Your rights

You may, subject to certain limitations, have data protection rights depending on the data protection laws that apply to our processing of your Personal Data, including the right to:

∎

access your Personal Data, and some related information, including the purpose for processing the Personal Data, the categories of recipients of that Personal Data to the extent that it has been transferred internationally, and, where the Personal Data has not been collected directly from you, the source (the “category information”)

∎	restrict the use of your Personal Data in certain circumstances

∎	have incomplete or inaccurate Personal Data corrected

∎	ask us to stop processing your Personal Data

∎	require us to delete your Personal Data in some limited circumstances

You also have the right in some circumstances to request us to “port” your Personal Data in a portable, re-usable format to other organisations (where this is possible).

California residents may also request certain information about our disclosure of Personal Data during the prior year, including category information (as defined above).

We review and verify requests to protect your Personal Data, and will action data protection requests fairly and in accordance with applicable data protection laws and principles.

If you wish to exercise any of these rights, please contact us (details below).

12. Concerns or queries

We take your concerns very seriously. We encourage you to bring it to our attention if you have any concerns about our processing of your Personal Data. This Data Privacy Notice was drafted with simplicity and clarity in mind. We are, of course, happy to provide any further information or explanation needed. Our contact details are below.

Please also contact us via any of the below contact methods if you have a disability and require an alternative format of this Data Privacy Notice.

If you want to make a complaint, you can also contact the body regulating data protection in your country, where you live or work, or the location where the data protection issue arose. In particular:

Country	Supervisory Authority
Cayman Islands	Cayman Islands Ombudsman (available at: https://ombudsman.ky)
European Union	A list of the EU data protection authorities and contact details is available by clicking this link: http://ec.europa.eu/newsroom/article29/item-detail.cfm?item_id=612080
United Kingdom	Information Commissioner’s Office (available at: https://ico.org.uk/global/contact-us/)

30

13. Contact us

Please contact us if you have any questions about this Data Privacy Notice or the Personal Data we hold about you.

Contact us by email or access our web form at PrivacyQueries@Blackstone.com.

Contact us in writing using this address:

Address	For EU/UK related queries: 40 Berkeley Square, London, W1J 5AL, United Kingdom All other queries: 345 Park Avenue, New York, NY 10154

14. Changes to this Data Privacy Notice

We keep this Data Privacy Notice under regular review. Please check regularly for any updates at our investor portal (www.bxaccess.com).

This Data Privacy Notice was last updated in January 2020.

31

Blackstone Real Estate Income Fund II

Trustees & Officer

December 31, 2019

Board of Trustees

The overall management of the business and affairs of the Feeder Fund II, including oversight of the Investment Manager, is vested in the Board. Each member of the Board shall hold office until the next meeting of shareholders called for the purpose of considering the election of Trustees. The Feeder Fund II’s Board also serves as the Board of Trustees of the Master Fund.

The Trustees of the Feeder Fund II, their ages, their positions with the Feeder Fund II, their term of office and length of time served, their principal occupations during the past five years (their titles may have varied during that period), the number of investment companies or portfolios in the Fund Complex (defined below) that each Trustee oversees, and the other board memberships held by each Trustee is set forth below.

INTERESTED TRUSTEE*
Name, Address and Age	Position(s) with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Investment Companies in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Michael B. Nash c/o Blackstone Real Estate Income Advisors L.L.C. Attn: Chief Compliance Officer 345 Park Avenue New York, NY 10154 Birth Year: 1961	Trustee and Chairman	Since Inception	Mr. Nash is a senior managing director of The Blackstone Group Inc. (together with its affiliates, “Blackstone”) and the Co-Founder and Chairman of Blackstone Real Estate Debt Strategies (“BREDS”). He is also a member of the Real Estate Investment Committee for both BREDS and Blackstone Real Estate Advisors. He was formerly the Chief Executive Officer and President of the Fund and the Master Fund from the Funds’ inception to 2017. Before joining Blackstone in 2007, Mr. Nash was with Merrill Lynch from 1997 to 2007 where he led the firm’s Real Estate Principal Investment Group—Americas.	3	Executive Chairman, Blackstone Mortgage Trust, Inc.; Hudson Pacific Properties, Inc. (2015 – 2019); Landmark Apartment Trust of America, Inc. (2014 – 2016); La Quinta Holdings Inc. (2014 – 2015)

Blackstone Real Estate Income Fund II

Trustees & Officer (Continued)

December 31, 2019

NON-INTERESTED TRUSTEES
Name, Address and Age	Position(s) with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Investment Companies in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Benedict Aitkenhead c/o Blackstone Real Estate Income Advisors L.L.C. Attn: Chief Compliance Officer 345 Park Avenue New York, NY 10154 Birth Year: 1965	Trustee and member of Audit and Nominating and Governance Committees	Since December 2013	Mr. Aitkenhead is currently a Managing Director at KBS Capital Advisors (“KBS”), the external advisor to the KBS Real Estate Investment Trusts. Before joining KBS, he was COO of Yapp Media LLC; early stage venture capital investing. Mr. Aitkenhead was a Managing Director in the Fixed Income division of Credit Suisse from 1989 to 2012.	3	—
Edward H. D’Alelio c/o Blackstone Real Estate Income Advisors L.L.C. Attn: Chief Compliance Officer 345 Park Avenue New York, NY 10154 Birth Year: 1952	Trustee and member of Audit and Nominating and Governance Committees	Since December 2013	Mr. D’Alelio was formerly a Managing Director and CIO for Fixed Income at Putnam Investments, Boston where he retired in 2002. He currently is an Executive in Residence with the School of Management, University of Massachusetts Boston.	7	Owl Rock Capital Corp. business development companies (3 portfolios overseen in Fund Complex)
Michael F. Holland c/o Blackstone Real Estate Income Advisors L.L.C. Attn: Chief Compliance Officer 345 Park Avenue New York, NY 10154 Birth Year: 1944	Trustee and member of Audit and Nominating and Governance Committee	Since December 2013	Mr. Holland is the Chairman of Holland & Company, a private investment firm he founded in 1995. He is also President and Founder of the Holland Balanced Fund.	7	State Street Master Funds; Reaves Utility Income Fund; The China Fund, Inc. (until 2019); The Taiwan Fund, Inc. (until 2017)
Thomas W. Jasper c/o Blackstone Real Estate Income Advisors L.L.C. Attn: Chief Compliance Officer 345 Park Avenue New York, NY 10154 Birth Year: 1948	Trustee and member of Audit and Nominating and Governance Committees	Since December 2013	Mr. Jasper was Chief Executive Officer of Primus Guaranty, Ltd. from 2001 to 2010. He is currently the Managing Partner of Manursing Partners LLC, a consulting firm.	7	Ciner Resources LP (master limited partnership)

Blackstone Real Estate Income Fund II

Trustees & Officer (Continued)

December 31, 2019

*	Mr. Nash is an “interested person” as defined in the 1940 Act because he is an officer of the Investment Manager and certain of its affiliates.
(1)	Each Trustee shall serve until the next shareholder meeting called for the purpose of considering the election of Trustees.
(2)	The term “Fund Complex” means two or more registered investment companies that:
(a)	hold themselves out to investors as related companies for purposes of investment and investor services; or
(b)	have a common investment adviser or that have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.

The Fund Complex consists of the Feeder Fund I, the Feeder Fund II, the Master Fund, Blackstone / GSO Senior Floating Rate Term Fund, Blackstone / GSO Long-Short Credit Income Fund, Blackstone / GSO Strategic Credit Fund, Blackstone / GSO Floating Rate Enhanced Income Fund, Blackstone / GSO Secured Lending Fund, Blackstone Alternative Alpha Fund, Blackstone Alternative Alpha Fund II, Blackstone Alternative Alpha Master Fund and Blackstone Alternative Multi-Strategy Fund.

Officers of the Feeder Fund II

The Feeder Fund II’s executive officers are chosen each year at a regular meeting of the Board to hold office until their respective successors are duly elected and qualified. The executive officers of the Feeder Fund II and the Master Fund, their ages, their positions with the Feeder Fund II, their term of office and length of time served and their principal occupations during the past five years (their titles may have varied during that period), currently are:

Name, Address and Age	Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jonathan Pollack (43) c/o Blackstone Real Estate Income Advisors L.L.C. 345 Park Avenue New York, New York 10154	Chief Executive Officer and President	Since March 2017

Senior Managing Director and Global Head of BREDS (2015 – Present)

Managing Director and Global Head of Commercial Real Estate, as well as Head of Risk for Structured Finance, at Deutsche Bank (1999 – 2015)

Anthony F. Marone, Jr. (37) c/o Blackstone Real Estate Income Advisors L.L.C. 345 Park Avenue New York, New York 10154	Chief Financial Officer and Treasurer	Since April 2017	Vice President (2013), Senior Vice President (2014 – 2015) and Managing Director and Chief Financial Officer (2016 – 2019) of BREDS
Leon Volchyok (36) c/o Blackstone Real Estate Income Advisors L.L.C. 345 Park Avenue New York, New York 10154	Chief Legal Officer, Chief Compliance Officer and Secretary	Chief Legal Officer since August 2017 Chief Compliance Officer and Secretary since December 2013	Vice President (2013 – 2014), Principal (2015 – 2019) and Managing Director (2018) of Blackstone Real Estate Senior Associate at Proskauer Rose LLP (2008 – 2013)

Blackstone Real Estate Income Fund II

Trustees

Michael B. Nash, Chairman

Benedict Aitkenhead

Edward H. D’Alelio

Michael Holland

Thomas W. Jasper

Investment Manager

Blackstone Real Estate Income Advisors L.L.C.

345 Park Avenue

New York, New York 10154

Administrator, Custodian, Fund Accounting Agent and Transfer Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Officers

Jonathan Pollack, President and Chief Executive Officer

Anthony F. Marone, Jr., Chief Financial Officer and Treasurer

Leon Volchyok, Chief Legal Officer, Chief Compliance Officer and Secretary

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

30 Rockefeller Plaza

New York, New York 10112

Legal Counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, New York 10017

This report, including the financial information herein, is transmitted to the shareholders of Blackstone Real Estate Income Fund II for their information. It is not a prospectus or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

You can request a copy of the Feeder Funds II’s prospectus and statement of additional information without charge by calling the Feeder Funds II’s transfer agent at 1-855-890-7725.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, and Rule 23c-1 thereunder that from time to time Feeder Fund II may repurchase its common shares from its shareholders.

Additional information regarding the Funds is available at https://www.blackstone.com/ the-firm/asset-management/registered-funds.

Blackstone

Blackstone Real Estate Income Master Fund and Subsidiary

Annual Report For the Year Ended December 31, 2019

Beginning with the Fund’s shareholder report for the period ending December 31, 2020, as permitted by regulations adopted by the U.S. Securities and Exchange Commission (“SEC”), paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Shareholders who hold accounts directly with Blackstone Advisory Partners L.P. (the “Distributor”) or the Fund may elect to receive shareholder reports and other communications from the Fund electronically by calling (888) 756-8443 to make such arrangements. For shareholders who hold accounts through an investment advisor, bank, or broker-dealer, please contact that financial intermediary directly for information on how to receive shareholder reports and other communications electronically.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with the Distributor, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling (888) 756-8443 to make such arrangements. For shareholders who hold accounts through an investment advisor, bank, or broker-dealer, please contact your financial intermediary directly to inform them that you wish to continue receiving paper copies of your shareholder reports. If your shares are held through a financial intermediary, your election to receive reports in paper will apply to all funds held with that financial intermediary.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Investors and Board of Trustees of

Blackstone Real Estate Income Master Fund:

Opinion on the Consolidated Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities of Blackstone Real Estate Income Master Fund and Subsidiary (the “Fund”), including the consolidated schedule of investments, as of December 31, 2019, the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, and the consolidated results of their operations and their cash flows for the year then ended, the consolidated changes in their net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

New York, New York

February 26, 2020

We have served as the auditor of one or more investment companies within the group of investment companies since 2010.

Blackstone Real Estate Income Master Fund and Subsidiary

Consolidated Schedule of Investments

December 31, 2019

Portfolio Composition	Percentage of Total Net Assets
Commercial Mortgage-Backed Securities	88.9%
Residential Mortgage-Backed Securities	29.4
Interest Only Commercial Mortgage-Backed Securities	10.4
Bank Loans	5.7
Money Market Fund	3.4
High Yield Bonds & Notes	3.2
Convertible Bonds	0.6
Collateralized Debt Obligations	0.5
Securities Sold Short	(1.0)
Other Liabilities in Excess of Other Assets(1)	(41.1)

Total	100.0%

(1)	Assets, other than investments in securities, net of other liabilities. See Consolidated Statement of Assets and Liabilities.

See Notes to Consolidated Financial Statements.

Blackstone Real Estate Income Master Fund and Subsidiary

Consolidated Schedule of Investments

December 31, 2019

	Principal Amount	Value

LONG-TERM INVESTMENTS — 138.7%
COMMERCIAL MORTGAGE-BACKED SECURITIES — 88.9%
Ashford Hospitality Trust, Series 2018-ASHF, Class E, 1 mo. USD LIBOR + 3.10%, 4.84%, 04/15/35 (a),(b),(c)	$8,403,000	$8,387,838
Ashford Hospitality Trust,
Series 2018-KEYS, Class D, 1 mo. USD LIBOR + 2.75%, 4.49%, 05/15/35 (a),(b),(c)	8,961,000	8,940,969
Series 2018-KEYS, Class E, 1 mo. USD LIBOR + 4.15%, 5.89%, 05/15/35 (a),(b),(c)	5,897,000	5,883,858
BAMLL Re-REMIC Trust, Series 2014-FRR9, Class F, 1 mo. USD LIBOR + 2.02%, 5.82%, 12/26/46 (a),(b),(d)	22,162,790	22,208,224
Bancorp Commercial Mortgage Trust, Series 2018-CRE4, Class D, 1 mo. USD LIBOR + 2.10%, 3.84%, 09/15/35 (a),(b),(c),(d)	917,000	916,779
Bear Stearns Commercial Mortgage Securities Trust, Series 2006-PW12, Class D, 5.77%, 09/11/38 (a),(b),(d)	549,575	289,831
BHMS Mortgage Trust, Series 2018-ATLS, Class E, 1 mo. USD LIBOR + 3.00%, 4.74%, 07/15/35 (a),(b),(c)	10,401,000	10,387,578
CFCRE Commercial Mortgage Trust, Series 2017-C8, Class D, 3.00%, 06/15/50 (a),(c)	5,741,000	5,070,144
Citigroup Commercial Mortgage Trust, Series 2012-GC8, Class D, 4.88%, 09/10/45 (a),(b),(c),(d)	4,258,000	4,246,069
Citigroup Commercial Mortgage Trust, Series 2014-GC19, Class E, 4.59%, 03/10/47 (a),(b),(d)	100,000	96,581
Citigroup Commercial Mortgage Trust, Series 2019-C7, Class E, 2.75%, 12/15/72 (a),(b),(d)	639,000	507,698
Cold Finance PLC,
Series 1, Class C, 3 mo. GBP LIBOR + 1.95%, 2.75%, 08/20/29 (b),(e)	£231,000	306,249
Series 1, Class D, 3 mo. GBP LIBOR + 2.50%, 3.30%, 08/20/29 (b),(e)	761,000	1,008,705
Series 1, Class E, 3 mo. GBP LIBOR + 3.55%, 4.35%, 08/20/29 (b),(e)	779,000	1,032,693
Colony American Finance Ltd., Series 2018 -1D, Class D, 4.92%, 06/15/51 (a),(c)	$1,409,000	1,486,749
COMM Mortgage Trust, Series 2014-CR14, Class D, 4.64%, 02/10/47 (a),(b),(d)	635,000	608,416
COMM Mortgage Trust,
Series 2019-GC44, Class 180C, 3.51%, 08/15/57 (a),(b),(d)	216,000	203,555
Series 2019-GC44, Class 180D, 3.51%, 08/15/57 (a),(b),(d)	147,000	135,006
Commercial Mortgage Pass Through Certificates,
Series 2016-CR28, Class D, 3.90%, 02/10/49 (b),(c)	688,000	700,958
Series 2016-CR28, Class F, 3.25%, 02/10/49 (a),(c)	13,754,000	10,788,984
Series 2016-CR28, Class G, 3.25%, 02/10/49 (a),(d)	5,951,000	4,065,348
Series 2016-CR28, Class H, 3.25%, 02/10/49 (a),(d)	9,169,000	5,293,473
Series 2016-CR28, Class J, 3.25%, 02/10/49 (a),(d)	15,121,412	4,694,108

See Notes to Consolidated Financial Statements.

Blackstone Real Estate Income Master Fund and Subsidiary

Consolidated Schedule of Investments (Continued)

December 31, 2019

	Principal Amount	Value
Commercial Mortgage Trust, Series 2005-C6, Class G, 5.72%, 06/10/44 (a),(b),(d)	$1,126,708	$1,136,687
Commercial Mortgage Trust, Series 2006-CD3 SEQ, Class AJ, 5.69%, 10/15/48 (d)	8,547,652	4,079,921
Commercial Mortgage Trust,
Series 2013-CR8, Class E, 3.95%, 06/10/46 (a),(b),(c)	9,423,992	8,911,072
Series 2013-CR8, Class F, 3.95%, 06/10/46 (a),(b),(d)	3,009,000	2,652,455
Commercial Mortgage Trust, Series 2013-LC13, Class D, 5.29%, 08/10/46 (a),(b),(c)	2,218,000	2,265,254
Commercial Mortgage Trust,
Series 2014-FL5, Class KH1, 1 mo. USD LIBOR + 3.65%, 5.42%, 08/15/31 (a),(b),(d)	16,165,258	15,795,280
Series 2014-FL5, Class KH2, 1 mo. USD LIBOR + 4.50%, 6.27%, 08/15/31 (a),(b),(d)	10,480,718	9,436,435
Commercial Mortgage Trust, Series 2014-UBS5, Class D, 3.50%, 09/10/47 (a),(c)	4,395,000	3,905,450
Commercial Mortgage Trust,
Series 2014-UBS6, Class D, 3.95%, 12/10/47 (a),(b),(c)	658,000	612,354
Series 2014-UBS6, Class E, 4.45%, 12/10/47 (a),(b),(c)	9,693,000	7,553,884
Commercial Mortgage Trust, Series 2015-CR22, Class E, 3.00%, 03/10/48 (a),(d)	8,706,000	7,577,236
Commercial Mortgage Trust,
Series 2015-CR23, Class D, 4.25%, 05/10/48 (b),(c)	958,000	958,560
Series 2015-CR23, Class E, 3.23%, 05/10/48 (a),(c),(d)	7,180,000	6,215,194
Series 2015-CR23, Class F, 4.25%, 05/10/48 (a),(b),(d)	1,170,000	846,436
Commercial Mortgage Trust, Series 2015-CR24, Class D, 3.46%, 08/10/48 (b),(c)	2,215,000	2,060,775
Commercial Mortgage Trust, Series 2015-CR25, Class D, 3.79%, 08/10/48 (b),(c),(d)	6,172,000	5,520,006
Commercial Mortgage Trust, Series 2015-CR27, Class D, 3.47%, 10/10/48 (a),(b),(c)	6,540,000	6,344,747
Commercial Mortgage Trust,
Series 2015-LC21, Class D, 4.30%, 07/10/48 (b),(c)	1,259,000	1,265,349
Series 2015-LC21, Class E, 3.25%, 07/10/48 (a),(c)	9,077,000	7,193,660
Commercial Mortgage Trust, Series 2016-CD1, Class D, 2.77%, 08/10/49 (a),(b),(c)	1,456,000	1,290,713
Commercial Mortgage Trust, Series 2016-COR1, Class D, 3.38%, 10/10/49 (a),(b),(c)	8,294,000	7,490,901
Commercial Mortgage Trust, Series 2016-DC2, Class D, 3.89%, 02/10/49 (a),(b),(c)	877,000	803,973
Corevest American Finance Trust, Series 2017-2 SEQ, Class M, 5.62%, 12/25/27 (a),(d)	933,000	982,290
Corevest American Finance Trust,
Series 2019-1, Class D, 4.82%, 03/15/52 (a),(d)	377,000	404,686
Series 2019-1, Class E, 5.49%, 03/15/52 (a),(d)	202,000	212,297

See Notes to Consolidated Financial Statements.

Blackstone Real Estate Income Master Fund and Subsidiary

Consolidated Schedule of Investments (Continued)

December 31, 2019

	Principal Amount	Value
CoreVest American Finance Trust,
Series 2019-2, Class D, 4.22%, 06/15/52 (a),(d)	$195,000	$201,574
Series 2019-2, Class E, 5.22%, 06/15/52 (a),(b),(d)	234,000	241,772
Corevest American Finance Trust,
Series 2019-3, Class D, 3.76%, 10/15/52 (a),(d)	106,000	105,683
Series 2019-3, Class E, 4.74%, 10/15/52 (a),(b),(d)	100,000	100,257
Credit Suisse Commercial Mortgage Trust, Series 2007-C3, Class AJ, 5.67%, 06/15/39 (b),(d)	37,297	21,710
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C5, Class G, 5.10%, 08/15/38 (a),(b),(d)	4,804,342	4,749,979
Credit Suisse Mortgage Trust, Series 2006-C5, Class AJ, 5.37%, 12/15/39 (d)	4,295,847	2,171,035
CSAIL Commercial Mortgage Trust,
Series 2015-C4, Class F, 3.50%, 11/15/48 (a),(b),(d)	5,842,000	4,808,106
Series 2015-C4, Class G, 3.50%, 11/15/48 (a),(b),(d)	5,786,000	3,731,717
CSAIL Commercial Mortgage Trust, Series 2017-CX10, Class UESD, 4.24%, 10/15/32 (a),(b),(c)	11,771,500	11,863,953
CSAIL Commercial Mortgage Trust, Series 2018-CX11, Class D, 2.75%, 04/15/51 (a),(b),(c)	1,165,000	1,054,160
CSAIL Commercial Mortgage Trust, Series 2019-C17, Class D, 2.50%, 09/15/52 (a),(d)	410,000	347,942
DBWF Mortgage Trust,
Series 2018-GLKS, Class E, 1 mo. USD LIBOR + 3.02%, 4.78%, 11/19/35 (a),(b),(d)	474,000	475,377
Series 2018-GLKS, Class F, 1 mo. USD LIBOR + 3.49%, 5.26%, 11/19/35 (a),(b),(c)	829,000	831,968
European Loan Conduit,
Series 31, Class D, 3 mo. EURIBOR + 2.30%, 2.30%, 10/26/28 (b),(e),(j)	€1,540,079	1,725,131
Series 31, Class E, 3 mo. EURIBOR + 3.25%, 3.25%, 10/26/28 (b),(e)	6,915,410	7,738,736
FREMF Mortgage Trust, Series 2015-K719, Class B, 3.44%, 06/25/22 (a),(b),(c)	$1,488,000	1,482,195
FREMF Mortgage Trust, Series 2016-K60, Class D, 0.00%, 12/25/49 (a),(d)	41,179,337	24,964,532
FREMF Mortgage Trust, Series 2016-KF16, Class B, 1 mo. USD LIBOR + 6.64%, 8.34%, 03/25/26 (a),(b),(c)	507,167	545,422
FREMF Mortgage Trust, Series 2016-KF25, Class B, 1 mo. USD LIBOR + 5.00%, 6.70%, 09/25/23 (a),(b),(c)	1,717,540	1,796,342
FREMF Mortgage Trust, Series 2017-KGL1, Class BFL, 1 mo. USD LIBOR + 2.50%, 4.20%, 10/25/27 (a),(b),(c)	15,567,048	15,596,932
FREMF Mortgage Trust, Series 2017-KGX1, Class BFX, 3.59%, 10/25/27 (a),(b),(c)	8,847,000	8,683,514
FREMF Mortgage Trust, Series 2018-K154, Class B, 4.02%, 11/25/32 (a),(b),(c)	4,468,000	4,310,829

See Notes to Consolidated Financial Statements.

Blackstone Real Estate Income Master Fund and Subsidiary

Consolidated Schedule of Investments (Continued)

December 31, 2019

	Principal Amount	Value
FREMF Mortgage Trust, Series 2018-K155, Class B, 4.16%, 04/25/33 (a),(b),(c)	$2,849,000	$2,740,282
FREMF Mortgage Trust, Series 2018-K156, Class B, 4.07%, 07/25/36 (a),(b),(c)	3,132,000	2,933,889
FREMF Mortgage Trust, Series 2018-K158, Class B, 4.27%, 10/25/33 (a),(b),(c)	4,177,000	4,018,011
FREMF Mortgage Trust, Series 2019-KF59, Class C, 1 mo. USD LIBOR + 6.00%, 7.70%, 02/25/29 (a),(b),(d)	69,781,950	69,592,722
FREMF Mortgage Trust, Series 2019-KL4L, Class BCR, 1 mo. USD LIBOR + 3.50%, 5.20%, 11/25/25 (a),(b),(d)	1,595,402	1,534,077
GE Capital Commercial Mortgage Corp., Series 2005-C4, Class AJ, 5.75%, 11/10/45 (b),(d)	4,114,129	4,109,219
GMAC Commercial Mortgage Securities, Inc., Series 2006-C1, Class AJ, 5.35%, 11/10/45 (b),(d)	1,064,650	608,818
GRACE Mortgage Trust, Series 2014-GRCE, Class G, 3.59%, 06/10/28 (a),(b),(c)	9,295,000	9,296,944
GS Mortgage Securities Corp. II, Series 2006-CC1, Class A, 5.33%, 03/21/46 (a),(b),(d)	992,639	874,043
GS Mortgage Securities Corp. II, Series 2013-GC10, Class E, 4.40%, 02/10/46 (a),(b),(d)	1,305,000	1,231,199
GS Mortgage Securities Corp. II, Series 2015-GC30, Class D, 3.38%, 05/10/50 (c)	5,107,000	4,840,966
GS Mortgage Securities Corp. II, Series 2017-SLP, Class E, 4.59%, 10/10/32 (a),(b),(c)	3,591,000	3,619,899
GS Mortgage Securities Corp. II, Series 2018-GS10, Class E, 3.00%, 07/10/51 (a),(b),(d)	501,000	436,493
GS Mortgage Securities Trust, Series 2006-GG8, Class B, 5.66%, 11/10/39 (d)	2,297,000	323,046
GS Mortgage Securities Trust, Series 2012-GCJ9, Class E, 4.74%, 11/10/45 (a),(b),(c)	10,250,422	9,810,453
GS Mortgage Securities Trust,
Series 2014-GC20, Class C, 4.96%, 04/10/47 (b),(c)	1,589,000	1,653,061
Series 2014-GC20, Class D, 4.96%, 04/10/47 (a),(b),(c),(d)	3,875,000	3,528,135
GS Mortgage Securities Trust, Series 2014-GC24, Class C, 4.53%, 09/10/47 (b),(c)	843,000	808,376
GS Mortgage Securities Trust, Series 2016-GS2, Class D, 2.75%, 05/10/49 (a),(c)	3,325,000	3,068,152
GS Mortgage Securities Trust, Series 2017-GS8, Class D, 2.70%, 11/10/50 (a),(c)	3,789,000	3,462,768
Hilton Orlando Trust, Series 2018-ORL, Class F, 1 mo. USD LIBOR + 3.65%, 5.39%, 12/15/34 (a),(b),(c)	8,321,000	8,328,260
Hilton USA Trust, Series 2016-HHV, Class F, 4.19%, 11/05/38 (a),(b),(c)	14,598,000	14,525,098
Home Partners of America Trust, Series 2017-1, Class F, 1 mo. USD LIBOR + 3.54%, 5.28%, 07/17/34 (a),(b),(d)	882,000	882,610
IMT Trust, Series 2017-APTS, Class FFX, 3.50%, 06/15/34 (a),(b),(d),(j)	192,000	189,442

See Notes to Consolidated Financial Statements.

Blackstone Real Estate Income Master Fund and Subsidiary

Consolidated Schedule of Investments (Continued)

December 31, 2019

	Principal Amount	Value
InTown Hotel Portfolio Trust, Series 2018-STAY, Class E, 1 mo. USD LIBOR + 3.10%, 4.84%, 01/15/33 (a),(b),(c)	$13,602,000	$13,587,187
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2019-MARG, Class E, 1 mo. USD LIBOR + 2.50%, 4.24%, 05/15/34 (a),(b),(c)	1,086,000	1,086,341
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP9 SEQ, Class AJ, 5.41%, 05/15/47 (d)	23,147,177	27,137,398
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2014-FL6, Class C, 1 mo. USD LIBOR + 3.03%, 4.77%, 11/15/31 (a),(b),(c)	232,783	232,149
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-JP2, Class D, 3.79%, 08/15/49 (a),(b),(c)	3,859,000	3,737,070
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-JP3, Class D, 3.46%, 08/15/49 (a),(b),(c)	1,413,000	1,317,983
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-JP4, Class D, 3.44%, 12/15/49 (a),(b),(c)	4,056,000	3,795,077
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-ASH8, Class E, 1 mo. USD LIBOR + 3.00%, 4.74%, 02/15/35 (a),(b),(c)	4,292,000	4,289,830
JPMBB Commercial Mortgage Securities Trust, Series 2015-C29, Class D, 3.66%, 05/15/48 (b),(c)	2,838,000	2,473,830
JPMBB Commercial Mortgage Securities Trust, Series 2015-C30, Class D, 3.77%, 07/15/48 (b),(c),(d)	9,651,000	9,101,934
JPMBB Commercial Mortgage Securities Trust,
Series 2015-C31, Class D, 4.12%, 08/15/48 (b),(c)	602,000	578,361
Series 2015-C31, Class E, 4.62%, 08/15/48 (a),(b),(c)	4,934,000	4,254,171
JPMBB Commercial Mortgage Securities Trust, Series 2015-C32, Class D, 4.17%, 11/15/48 (b),(c)	2,250,000	2,092,057
JPMBB Commercial Mortgage Securities Trust,
Series 2015-C33, Class F, 4.62%, 12/15/48 (a),(b),(d)	4,285,000	3,778,454
Series 2015-C33, Class G, 4.62%, 12/15/48 (a),(b),(d)	7,618,000	5,790,979
Series 2015-C33, Class NR, 4.62%, 12/15/48 (a),(b),(d)	11,426,606	4,792,025
JPMBB Commercial Mortgage Securities Trust, Series 2016-C1, Class E, 4.74%, 03/15/49 (a),(b),(d)	3,138,000	2,808,808
LB-UBS Commercial Mortgage Trust, Series 2004-C6, Class J, 6.23%, 08/15/36 (a),(b),(d)	363,966	366,677
LB-UBS Commercial Mortgage Trust, Series 2006-C3, Class F, 5.68%, 03/15/39 (b),(d)	2,636,253	2,606,766
LB-UBS Commercial Mortgage Trust, Series 2006-C7, Class AJ, 5.41%, 11/15/38 (c)	5,566,039	3,108,429
Lone Star Portfolio Trust, Series 2015-LSP, Class D, 1 mo. USD LIBOR + 4.25%, 5.99%, 09/15/28 (a),(b),(c)	1,066,833	1,069,448
LSTAR Commercial Mortgage Trust, Series 2017-5, Class C, 4.87%, 03/10/50 (a),(b),(c),(d)	3,379,000	3,440,549

See Notes to Consolidated Financial Statements.

Blackstone Real Estate Income Master Fund and Subsidiary

Consolidated Schedule of Investments (Continued)

December 31, 2019

	Principal Amount	Value
Magnolia Finance XI DAC,
Series 2018-2MGN, Class A, 3 mo. EURIBOR + 3.25%, Floor 3.25%, 3.25%, 02/18/20 (b),(e),(j)	€8,062,032	$9,049,627
Series 2018-2MGN, Class B, 3 mo. EURIBOR + 4.75%, Floor 4.75%, 4.75%, 02/18/20 (b),(e)	8,707,345	9,773,990
Merrill Lynch Mortgage Trust, Series 2005-CIP1, Class D, 5.60%, 07/12/38 (b),(d)	$6,051,885	6,115,983
Merrill Lynch Mortgage Trust, Series 2007-C1, Class AJ, 5.63%, 06/12/50 (b),(d)	875,690	584,802
ML-CFC Commercial Mortgage Trust, Series 2007-5, Class AJFL, 5.45%, 08/12/48 (a),(b),(d)	2,584,983	1,566,888
ML-CFC Commercial Mortgage Trust, Series 2007-5 SEQ, Class AJ, 5.45%, 08/12/48 (b),(d)	2,934,326	1,778,643
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C15, Class E, 4.91%, 04/15/47 (a),(b),(c)	4,000,000	3,993,928
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C19, Class LNC4, 4.75%, 12/15/46 (a),(c)	6,474,438	6,723,321
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C20, Class D, 3.07%, 02/15/48 (a),(d)	128,000	119,039
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22, Class D, 4.24%, 04/15/48 (a),(b),(c),(d)	5,586,000	5,242,262
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C31, Class D, 3.00%, 11/15/49 (a),(b),(c)	856,000	721,667
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2017-C34, Class D, 2.70%, 11/15/52 (a),(c)	688,000	578,819
Morgan Stanley Capital I Trust, Series 2005-IQ10, Class F, 5.72%, 09/15/42 (a),(b),(d)	2,390,416	2,389,056
Morgan Stanley Capital I Trust, Series 2006-HQ9, Class F, 5.92%, 07/12/44 (b),(d)	3,524,371	3,217,591
Morgan Stanley Capital I Trust, Series 2006-T23, Class E, 6.19%, 08/12/41 (a),(b),(d)	1,328,000	1,278,885
Morgan Stanley Capital I Trust, Series 2007-IQ15, Class B, 5.95%, 06/11/49 (a),(b),(d)	2,901,100	2,922,394
Morgan Stanley Capital I Trust, Series 2016-UB11, Class D, 3.50%, 08/15/49 (a),(b),(c)	2,077,000	1,975,399
Natixis Commercial Mortgage Securities Trust, Series 2018-285M, Class F, 3.79%, 11/15/32 (a),(b),(c)	5,244,000	5,184,795
Natixis Commercial Mortgage Securities Trust,
Series 2018-FL1, Class WAN1, 1 mo. USD LIBOR + 2.75%, 4.52%, 06/15/35 (a),(b),(d)	311,000	310,221
Series 2018-FL1, Class WAN2, 1 mo. USD LIBOR + 3.75%, 5.52%, 06/15/35 (a),(b),(d)	750,000	746,190
Natixis Commercial Mortgage Securities Trust,
Series 2018-RIVA, Class D, 1 mo. USD LIBOR + 2.05%, 3.79%, 02/15/33 (a),(b),(d)	108,000	107,585

See Notes to Consolidated Financial Statements.

Blackstone Real Estate Income Master Fund and Subsidiary

Consolidated Schedule of Investments (Continued)

December 31, 2019

	Principal Amount	Value
Series 2018-RIVA, Class E, 1 mo. USD LIBOR + 2.74%, 4.48%, 02/15/33 (a),(b),(c)	$2,619,000	$2,605,057
Natixis Commercial Mortgage Securities Trust,
Series 2019-MILE, Class D, 1 mo. USD LIBOR + 2.75%, 4.49%, 07/15/36 (a),(b),(d)	122,000	122,015
Series 2019-MILE, Class E, 1 mo. USD LIBOR + 3.50%, 5.24%, 07/15/36 (a),(b),(d)	110,000	110,013
New Orleans Hotel Trust, Series 2019-HNLA, Class E, 1 mo. USD LIBOR + 2.69%, 4.43%, 04/15/32 (a),(b),(c)	657,000	657,953
Prima Capital CRE Securitization Ltd.,
Series 2019-RK1, Class BT, 4.45%, 04/15/38 (a),(d)	347,000	347,131
Series 2019-RK1, Class CG, 4.00%, 04/15/38 (a),(d)	100,000	96,907
Series 2019-RK1, Class DD, 3.50%, 04/15/38 (a),(d)	487,000	469,290
ReadyCap Commercial Mortgage Trust,
Series 2019-6, Class C, 4.02%, 10/25/52 (a),(b),(d)	1,687,000	1,680,093
Series 2019-6, Class D, 4.93%, 10/25/52 (a),(b),(d)	226,000	217,787
Series RR Trust, 0.00%, 04/26/48 (d)	1,199,000	917,308
SG Commercial Mortgage Securities Trust, Series 2016-C5, Class D, 4.84%, 10/10/48 (a),(b),(c),(d)	1,866,000	1,831,255
Shelter Growth CRE Issuer Ltd., Series 2018-FL1, Class D, 1 mo. USD LIBOR + 3.00%, 4.74%, 01/15/35 (a),(b),(d)	1,692,000	1,695,281
STACR Trust, Series 2019-HRP1Series 2019-HRP1Series 2019-HRP1, Class M3, 1 mo. USD LIBOR + 2.25%, 4.04%, 02/25/49 (a),(b),(d)	745,000	746,847
Taurus,
Series 2018-IT1, Class D, 3 mo. EURIBOR + 3.35%, Floor 3.35%, 3.35%, 05/18/30 (b),(j)	€1,473,158	1,619,019
Series 2018-IT1, Class E, 3 mo. EURIBOR + 4.50%, Floor 4.50%, 4.50%, 05/18/30 (b)	1,473,158	1,617,017
Tharaldson Hotel Portfolio Trust, Series 2018-THL, Class E, 1 mo. USD LIBOR + 3.18%, 4.89%, 11/11/34 (a),(b),(c)	$8,971,639	8,984,840
Tricon American Homes Trust, Series 2017-SFR1, Class F, 5.15%, 09/17/34 (a),(d)	2,047,000	2,101,537
UBS Commercial Mortgage Trust, Series 2018-C11, Class D, 3.00%, 06/15/51 (a),(b),(c)	2,492,000	2,043,975
Velocity Commercial Capital Loan Trust,
Series 2019-2, Class M5, 4.93%, 07/25/49 (a),(b),(d)	220,250	219,242
Series 2019-2, Class M6, 6.30%, 07/25/49 (a),(b),(d)	424,323	428,947
VNDO Mortgage Trust, Series 2016-350P, Class E, 3.90%, 01/10/35 (a),(b),(c)	4,939,000	4,990,996
Wells Fargo Commercial Mortgage Trust, Series 2014-LC18, Class D, 3.96%, 12/15/47 (a),(b),(d)	299,000	284,587
Wells Fargo Commercial Mortgage Trust, Series 2015-C26, Class D, 3.59%, 02/15/48 (a),(c)	1,453,000	1,377,969
Wells Fargo Commercial Mortgage Trust, Series 2015-C29, Class D, 4.22%, 06/15/48 (b),(c),(d)	4,204,000	3,945,318

See Notes to Consolidated Financial Statements.

Blackstone Real Estate Income Master Fund and Subsidiary

Consolidated Schedule of Investments (Continued)

December 31, 2019

	Principal Amount	Value
Wells Fargo Commercial Mortgage Trust, Series 2015-LC20, Class E, 2.63%, 04/15/50 (a)	$1,106,000	$844,156
Wells Fargo Commercial Mortgage Trust, Series 2016-LC24, Class D, 3.21%, 10/15/49 (a),(c),(d)	6,075,000	5,537,475
Wells Fargo Commercial Mortgage Trust, Series 2016-LC25, Class D, 3.14%, 12/15/59 (a),(c)	5,964,000	5,215,609
Wells Fargo Commercial Mortgage Trust,
Series 2019-JWDR SEQ, Class D, 3.44%, 09/15/31 (a),(b),(d)	604,000	592,614
Series 2019-JWDR SEQ, Class E, 3.99%, 09/15/31 (a),(b),(c)	902,000	885,243
Series 2019-JWDR SEQ, Class F, 4.71%, 09/15/31 (a),(b),(c)	1,045,000	1,026,874
Series 2019-JWDR SEQ, Class G, 5.56%, 09/15/31 (a),(b),(d)	943,000	926,908
WFRBS Commercial Mortgage Trust, Series 2013-C18, Class D, 4.69%, 12/15/46 (a),(b),(c)	2,106,000	2,119,341
WFRBS Commercial Mortgage Trust, Series 2014-C19, Class D, 4.23%, 03/15/47 (a),(d)	362,000	344,216
WFRBS Commercial Mortgage Trust,
Series 2014-C22, Class C, 3.76%, 09/15/57 (b)	1,561,000	1,512,781
Series 2014-C22, Class D, 3.90%, 09/15/57 (a),(b),(c)	3,759,000	3,082,325
Worldwide Plaza Trust, Series 2017-WWP, Class F, 3.60%, 11/10/36 (a),(b),(c),(d)	7,833,000	7,261,774

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (COST $643,224,228)		687,026,565

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 29.4%
Angel Oak Mortgage Trust, Series 2019-5 SEQ, Class B1, 3.96%, 10/25/49 (a),(b),(d)	100,000	100,069
Angel Oak Mortgage Trust I LLC, Series 2019-2, Class B2, 6.29%, 03/25/49 (a),(b),(d)	113,000	118,326
Angel Oak Mortgage Trust I LLC, Series 2019-4, Class B1, 4.41%, 07/26/49 (a),(b),(d)	100,000	101,157
Deephave Residential Mortgage Trust,
Series 2019-2A, Class B1, 4.72%, 04/25/59 (a),(b),(d)	3,082,000	3,115,751
Series 2019-2A, Class B2, 5.79%, 04/25/59 (a),(b),(d)	2,947,000	2,970,398
Deephaven Residential Mortgage Trust,
Series 2019-3A, Class B1, 4.26%, 07/25/59 (a),(b),(d)	301,000	303,155
Series 2019-3A, Class B2, 5.66%, 07/25/59 (a),(b),(d)	422,000	422,102
Ellington Financial Mortgage Trust, Series 2019-2, Class B1, 4.07%, 11/25/59 (a),(b),(d)	165,000	164,214
European Residential Loan Securitisation,
Series 2019-PL1, Class D, 1 mo. EURIBOR + 1.50%, 1.04%, 03/24/63 (b),(e)	€1,856,000	2,051,195
Series 2019-PL1, Class E, 1 mo. EURIBOR + 2.50%, 2.04%, 03/24/63 (b),(e)	1,856,000	2,050,909
Series 2019-PL1, Class F, 1 mo. EURIBOR + 3.50%, 3.04%, 03/24/63 (b),(e)	2,474,000	2,753,213

See Notes to Consolidated Financial Statements.

Blackstone Real Estate Income Master Fund and Subsidiary

Consolidated Schedule of Investments (Continued)

December 31, 2019

	Principal Amount	Value
Federal Home Loan Mortgage Corp., Series 2017-HRP1, Class B1, 1 mo. USD LIBOR + 4.60%, 6.39%, 12/25/42 (b),(d)	$1,696,000	$1,829,033
Federal Home Loan Mortgage Corp.,
Series 2018-SPI2, Class M2A, 3.81%, 05/25/48 (a),(b),(d)	3,823,000	3,843,751
Series 2018-SPI2, Class M2B, 3.81%, 05/25/48 (a),(b),(d)	3,823,000	3,630,447
Federal Home Loan Mortgage Corp., Series 2018-SPI4, Class M2, 4.46%, 11/25/48 (a),(b),(d)	1,334,000	1,338,342
Federal Home Loan Mortgage Corp., Series 2019-HRP1, Class B1, 1 mo. USD LIBOR + 4.05%, 5.84%, 02/25/49 (a),(b),(d)	5,539,000	5,909,647
GCAT Trust, Series 2019-NQM2, Class B1, 4.01%, 09/25/59 (a),(b),(d)	100,000	100,117
Homeward Opportunities Fund, Series 2019-HOF, Class B1, 4.80%, 01/25/59 (a),(b),(d)	2,256,000	2,266,994
JEPSON,
Series 2019-1, Class D, 1.05%, 11/24/57 (b)	€2,340,000	2,590,157
Series 2019-1, Class E, 1.05%, 11/24/57 (b)	1,515,000	1,642,314
LHOME Mortgage Trust, Series 2019-RTL1, Class M, 6.90%, 10/25/23 (a),(d)	$1,484,000	1,494,075
LHOME Mortgage Trust, Series 2019-RTL1 SEQ, Class A2, 4.95%, 10/25/23 (a),(b),(d)	2,353,000	2,377,929
LHOME Mortgage Trust, Series 2019-RTL2, Class M, 6.05%, 03/25/24 (a),(d)	500,000	500,211
LHOME Mortgage Trust, Series 2019-RTL2 SEQ, Class A2, 4.34%, 03/25/24 (a),(b),(d)	674,000	673,698
Magnolia Finance XI DAC,
Series 2015-1HWA, Class A, 3 mo. EURIBOR + 2.75%, 2.75%, 05/22/20 (b),(j)	€92,661,539	103,997,959
Series 2015-1HWA, Class AX, 0.25%, 05/22/20 (b)	92,661,539	46,806
Mulcair Securities DAC,
Series 1 SEQ, Class D, 3 mo. EURIBOR + 1.50%, Floor 0.00%, 1.10%, 04/24/71 (b),(e)	1,509,000	1,666,268
Series 1 SEQ, Class E, 3 mo. EURIBOR + 1.50%, Floor 0.00%, 1.10%, 04/24/71 (b),(e)	802,000	880,536
New Residential Mortgage LLC,
Series 2018-FNT2, Class E, 5.12%, 07/25/54 (a),(d)	$3,047,993	3,064,603
Series 2018-FNT2, Class F, 5.95%, 07/25/54 (a),(d)	3,973,619	4,024,173
New Residential Mortgage Loan, Series 2019-NQM2, Class B1, 5.21%, 04/25/49 (a),(b),(d)	647,000	668,185
Preston Ridge Partners Mortgage LLC, Series 2017-3A, Class A2, 5.00%, 11/25/22 (a),(b),(d)	5,701,000	5,667,955
Preston Ridge Partners Mortgage LLC, Series 2018-1A, Class A2, 5.00%, 04/25/23 (a),(b),(d)	2,173,000	2,166,497
PRPM LLC, Series 2018-2A, Class A2, 5.00%, 08/25/23 (a),(b),(d)	719,000	723,482
PRPM LLC, Series 2019-2A, Class A2, 5.44%, 04/25/24 (a),(b),(d)	2,227,000	2,247,395
Seasoned Credit Risk Transfer Trust, Series 2018-2, Class M, 4.75%, 11/25/57 (d)	5,459,000	5,563,571

See Notes to Consolidated Financial Statements.

Blackstone Real Estate Income Master Fund and Subsidiary

Consolidated Schedule of Investments (Continued)

December 31, 2019

	Principal Amount	Value
Seasoned Credit Risk Transfer Trust, Series 2019-1, Class M, 4.75%, 07/25/58 (a),(b),(d)	$6,152,000	$6,298,418
Seasoned Credit Risk Transfer Trust, Series 2019-2, Class M, 4.75%, 08/25/58 (a),(b),(d)	1,438,000	1,472,067
Seasoned Credit Risk Transfer Trust Series, Series 2019-4, Class M, 4.50%, 02/25/59 (a),(b),(d)	3,057,000	3,080,243
SG Residential Mortgage Trust, Series 2019-3 SEQ, Class B1, 4.08%, 09/25/59 (a),(b),(d)	100,000	99,664
Spruce Hill Mortgage Loan Trust, Series 2018-SH1, Class B1, 4.99%, 04/29/49 (a),(b),(d)	1,972,000	1,992,023
Spruce Hill Mortgage Loan Trust, Series 2019-SH1, Class B2, 6.18%, 04/29/49 (a),(b),(d)	2,598,000	2,621,548
STACR Trust, Series 2018-HRP1, Class B1, 1 mo. USD LIBOR + 3.75%, 5.54%, 04/25/43 (a),(b),(d)	4,561,000	4,765,263
STACR Trust, Series 2018-HRP2, Class B1, 1 mo. USD LIBOR + 4.20%, 5.99%, 02/25/47 (a),(b),(d)	1,731,000	1,859,010
Starwood Mortgage Residential, Series 2019-IMC1, Class B1, 5.05%, 02/25/49 (a),(b),(d)	917,000	929,470
Starwood Mortgage Residential Trust, Series 2018-IMC1, Class B1, 5.29%, 03/25/48 (a),(b),(d)	6,790,000	6,874,767
Starwood Mortgage Residential Trust, Series 2018-IMC2, Class B1, 5.67%, 10/25/48 (a),(b),(d)	6,509,000	6,703,154
Starwood Mortgage Residential Trust, Series 2019-1, Class B1, 4.77%, 06/25/49 (a),(b),(d)	3,172,000	3,180,217
Starwood Mortgage Residential Trust 2019-INV1, Series 2019-INV1 SEQ, Class B1, 3.66%, 09/27/49 (a),(b),(d)	100,000	99,034
Trinidad Mortgage Securities PLC,
Series 2018-1, Class C, 3 mo. GBP LIBOR + 1.60%, 2.41%, 01/24/59 (b),(e)	£2,113,299	2,766,378
Series 2018-1, Class D, 2.81%, 01/24/59 (b)	2,651,295	3,466,081
Series 2018-1, Class E, 3 mo. GBP LIBOR + 2.65%, 3.46%, 01/24/59 (b),(e)	2,082,710	2,714,739
Verus Securitization Trust, Series 2019-1, Class B1, 5.31%, 02/25/59 (a),(b),(d)	$1,980,000	2,019,313
Verus Securitization Trust, Series 2019-4, Class B1, 3.86%, 11/25/59 (a),(b),(d)	100,000	99,390
Verus Securitization Trust, Series 2019-INV1 SEQ, Class B1, 4.99%, 12/25/59 (a),(d)	275,000	278,973
Verus Securitization Trust, Series 2019-INV2, Class B1, 4.45%, 07/25/59 (a),(b),(d)	288,000	288,929
VOLT LXII LLC, Series 2017-NPL9 SEQ, Class A2, 4.63%, 09/25/47 (a),(b),(d)	2,773,000	2,757,928

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (COST $230,869,233)		227,431,243

See Notes to Consolidated Financial Statements.

Blackstone Real Estate Income Master Fund and Subsidiary

Consolidated Schedule of Investments (Continued)

December 31, 2019

	Principal Amount	Value

INTEREST ONLY COMMERCIAL MORTGAGE-BACKED SECURITIES — 10.4%
California Housing Finance, Rev., Series 2019 X, 0.30%, 01/15/35 (b),(d),(f)	$7,268,000	$180,999
Citigroup Commercial Mortgage Trust, Series 2019-C7, Class XD, 1.33%, 12/15/72 (a),(b),(d),(f)	4,905,000	489,361
Citigroup Commercial Mortgage Trust, Series 2019-GC43, Class XD, 0.62%, 11/10/52 (a),(b),(d),(f)	4,867,000	257,232
Citigroup Commercial Mortgage Trust, Series 2019-PRM, Class X, 1.18%, 05/10/36 (a),(b),(d),(f)	8,479,000	391,985
Commercial Mortgage Trust, Series 2010-C1, Class XWA, 1.90%, 07/10/46 (a),(b),(d),(f)	1,028,522	3,680
CoreVest American Finance Trust, Series 2019-2, Class XA, 2.38%, 06/15/52 (a),(b),(d),(f)	4,486,223	486,911
Corevest American Finance Trust, Series 2019-3, Class XA, 2.04%, 10/15/52 (a),(b),(d),(f)	15,729,440	1,438,034
CSAIL Commercial Mortgage Trust, Series 2015-C3, Class XA, 0.79%, 08/15/48 (b),(c),(d),(f)	26,556,268	771,576
CSAIL Commercial Mortgage Trust, Series 2017-CX10, Class UESX, 0.12%, 10/15/32 (a),(b),(d),(f)	92,814,500	302,185
CSAIL Commercial Mortgage Trust, Series 2019-C18, Class XD, 1.58%, 12/15/52 (a),(b),(d),(f),(j)	3,645,000	429,289
DBJPM Mortgage Trust, Series 2016-SFC, Class XA, 0.48%, 08/10/36 (a),(b),(d),(f)	9,315,000	280,207
DC Office Trust, Series 2019-MTC, Class X, 0.21%, 09/15/45 (a),(b),(d),(f)	45,296,000	544,041
Federal Home Loan Mortgage Corp., Series K-1514, Class X3, 2.86%, 10/25/34 (b),(d),(f)	11,279,000	3,170,988
Federal Home Loan Mortgage Corp., Series K049, Class X3, 1.55%, 10/25/43 (b),(d),(f)	831,000	62,164
Federal Home Loan Mortgage Corp., Series K061, Class X1, 0.18%, 11/25/26 (b),(c),(f)	53,986,116	653,950
Federal Home Loan Mortgage Corp., Series K062, Class X3, 2.08%, 01/25/45 (b),(c),(f)	47,462,053	5,948,248
Federal Home Loan Mortgage Corp., Series K063, Class X3, 2.07%, 02/25/27 (b),(c),(f)	50,356,435	6,312,018
Federal Home Loan Mortgage Corp., Series K071, Class X1, 0.29%, 11/25/27 (b),(c),(f)	181,645,763	3,767,715
Federal Home Loan Mortgage Corp., Series K077, Class X3, 2.23%, 05/25/28 (b),(d),(f)	18,666,809	2,894,688
Federal Home Loan Mortgage Corp., Series K079, Class X3, 2.26%, 07/25/46 (b),(d),(f)	9,630,000	1,528,349
Federal Home Loan Mortgage Corp., Series K083, Class X3, 2.29%, 10/25/28 (b),(c),(f)	26,880,916	4,425,171

See Notes to Consolidated Financial Statements.

Blackstone Real Estate Income Master Fund and Subsidiary

Consolidated Schedule of Investments (Continued)

December 31, 2019

	Principal Amount	Value
Federal Home Loan Mortgage Corp., Series K086, Class X3, 2.30%, 12/25/28 (b),(d),(f)	$6,271,000	$1,038,517
Federal Home Loan Mortgage Corp., Series K089, Class X3, 2.30%, 01/25/46 (b),(d),(f)	6,715,000	1,164,991
Federal Home Loan Mortgage Corp., Series K095, Class X3, 2.10%, 01/25/30 (b),(d),(f)	4,356,000	708,013
Federal Home Loan Mortgage Corp., Series K102, Class X3, 1.96%, 12/25/46 (b),(d),(f)	18,056,000	2,676,320
Federal Home Loan Mortgage Corp., Series K154, Class X1, 0.31%, 11/25/32 (b),(d),(f)	61,785,895	1,841,263
Federal Home Loan Mortgage Corp.,
Series K157, Class X1, 0.02%, 08/25/33 (b),(c),(f)	433,648,838	2,848,552
Series K157, Class X3, 3.23%, 09/25/33 (b),(d),(f)	9,502,000	3,020,982
Federal Home Loan Mortgage Corp., Series K158, Class X3, 3.20%, 11/25/33 (b),(d),(f)	9,656,562	3,074,257
Federal Home Loan Mortgage Corp., Series K725, Class X1, 0.71%, 01/25/24 (b),(c),(f)	45,844,661	1,145,058
Federal Home Loan Mortgage Corp., Series KBX1, Class X1, 0.09%, 01/25/26 (b),(f)	667,207,000	4,062,890
Federal Home Loan Mortgage Corp., Series KG01, Class X3, 3.12%, 05/25/29 (b),(d),(f)	1,961,000	466,259
Federal Home Loan Mortgage Corp., Series KLU1, Class X3, 3.97%, 01/25/31 (b),(c),(f)	7,496,279	1,543,542
Federal Home Loan Mortgage Corp.,
Series KLU2, Class X1, 1.16%, 08/25/29 (b),(d),(f)	45,716,000	3,528,269
Series KLU2, Class X3, 4.10%, 08/25/29 (b),(d),(f)	6,790,000	1,743,308
Federal Home Loan Mortgage Corp., Series KS11, Class XFX, 1.60%, 06/25/29 (b),(d),(f)	8,480,000	999,882
Federal Home Loan Mortgage Corp., Series KW01, Class X3, 4.06%, 03/25/29 (b),(f),(c)	9,077,000	1,909,871
Federal Home Loan Mortgage Corp., Series KW08, Class X3, 3.19%, 10/25/31 (b),(d),(f)	6,658,000	1,527,274
Federal Home Loan Mortgage Corp., Series KW09, Class X3, 3.01%, 06/25/29 (b),(d),(f)	2,231,000	505,189
Federal Home Loan Mortgage Corp., Series KW10, Class X3, 2.72%, 10/25/32 (b),(d),(f)	2,765,000	578,235
FREMF Mortgage Trust,
Series 2016-K60, Class X2A, 0.10%, 12/25/49 (a),(c),(f)	844,116,030	3,871,876
Series 2016-K60, Class X2B, 0.10%, 12/25/49 (a),(d),(f)	218,008,797	1,087,908
GS Mortgage Securities Corp. II, Series 2017-SLP, Class XB, 0.46%, 10/10/32 (a),(b),(d),(f)	35,804,000	435,996
GS Mortgage Securities Corp. Trust, Series 2014-GC20, Class XA, 1.06%, 04/10/47 (b),(d),(f)	5,172,404	159,634
GS Mortgage Securities Corp. Trust, Series 2018-HULA, Class XCP, 0.75%, 01/15/25 (a),(b),(d),(f)	92,471,000	25,309

See Notes to Consolidated Financial Statements.

Blackstone Real Estate Income Master Fund and Subsidiary

Consolidated Schedule of Investments (Continued)

December 31, 2019

	Principal Amount		Value
GS Mortgage Securities Trust, Series 2015-GS40, 1.16%, 07/10/52 (a),(b),(d),(f)		$1,000,000	$97,100
JPMDB Commercial Mortgage Securities Trust, Series 2019-COR6, Class XD, 1.43%, 11/13/52 (a),(b),(d),(f)		4,171,000	474,944
Real Estate Asset Liquidity Trust, Series 2019-1A, Class X, 1.48%, 06/12/54 (b),(f)	C$	83,866,744	4,695,180
TMSQ Mortgage Trust, Series 2014-1500, Class XA, 0.15%, 10/10/36 (a),(b),(d),(f)		$45,653,000	384,654

TOTAL INTEREST ONLY COMMERCIAL MORTGAGE-BACKED SECURITIES (COST $80,179,133)			79,954,064

COLLATERALIZED DEBT OBLIGATIONS — 0.5%
Nomura CRE CDO Ltd.,
Series 2007-2A, Class D, 3 mo. USD LIBOR + 0.45% 3 mo. USD LIBOR + 0.45%, 2.60%, 05/21/42 (a),(b),(d)		6,475,265	3,627,625
Series 2007-2A, Class E, 3 mo. USD LIBOR + .50%, 2.65%, 05/21/42 (a),(b),(d),(g)		5,811,372	18,248
Series 2007-2A, Class F, 3 mo. USD LIBOR + .60%, 2.75%, 05/21/42 (a),(b),(d),(g)		7,931,368	24,904

TOTAL COLLATERALIZED DEBT OBLIGATIONS (COST $4,279,380)			3,670,777

BANK LOAN — 5.7%
Agro Merchants NAI Holdings LLC, 2017 1st Lien Term Loan B, 3 mo. LIBOR + 3.75%, 5.69%, 12/06/24 (b)		3,938,632	3,879,553
Casablanca US Holdings, Inc., 2018 1st Lien Term Loan, 3 mo. LIBOR + 4.00%, 5.93%, 03/29/24 (b)		25,211,274	23,824,654
Invitation Homes Operating Partnership LP, Term Loan A, 1 mo. LIBOR + 1.70%, 3.49%, 02/06/22 (b),(j)		9,829,000	9,641,659
NMI Holdings, Inc., 2018 Term Loan B, 1 mo. LIBOR + 4.75%, 6.55%, 05/24/23 (b)		4,990,291	4,984,054
Switch, Ltd., 2017 Term Loan B, 1 mo. LIBOR + 2.25%, 4.05%, 06/27/24 (b)		173,112	173,852
Walker & Dunlop, Inc., 2019 Term Loan B, 1 Week LIBOR + 2.00%, 3.74%, 11/07/25 (b)		1,691,220	1,696,771

TOTAL BANK LOAN (COST $45,397,479)			44,200,543

HIGH YIELD BONDS & NOTES — 3.2%
Diamond Resorts International, Inc., 7.75%, 09/01/23 (a),(c),(d)		10,618,000	10,915,155
Hilton Grand Vacations Borrower LLC / Hilton Grand Vacations Borrower, Inc., 6.13%, 12/01/24 (c)		10,764,000	11,631,708
Senior Housing Properties Trust, 4.75%, 02/15/28 (d)		1,141,000	1,155,015

See Notes to Consolidated Financial Statements.

Blackstone Real Estate Income Master Fund and Subsidiary

Consolidated Schedule of Investments (Continued)

December 31, 2019

	Principal Amount	Value
VICI Properties LP / VICI Note Co., Inc., 4.25%, 12/01/26 (a),(d)	$1,039,000	$1,070,486

TOTAL HIGH YIELD BONDS & NOTES (COST $23,682,682)		24,772,364

CONVERTIBLE BONDS — 0.6%
FINANCIALS — 0.6%
RWT Holdings, Inc., 5.75%, 10/01/25 (a),(d)	4,451,000	4,557,312

TOTAL CONVERTIBLE BONDS (COST $4,451,000)		4,557,312

TOTAL LONG-TERM INVESTMENTS (COST $1,032,083,135)		1,071,612,868

SHORT-TERM INVESTMENT — 3.4%
MONEY MARKET FUND — 3.4%
JP Morgan U.S. Treasury Plus Money Market Fund, Institutional Class, 1.46% (h)	26,678,523	26,678,523

TOTAL SHORT-TERM INVESTMENTS (COST $26,678,523)		26,678,523

PURCHASED OPTIONS — 0.0%

	Strike	Expiration Date	Contracts	Notional Amount	Premium Paid	Market Value	Unrealized Appreciation (Depreciation)
Exchange-Traded Put Options — 0.0%
iShares iBoxx High Yield Corp.	84.00 USD	01/17/20	2,442	21,474,948	$96,605	$7,326	$(89,279)
SPDR S&P 500 ETF Trust	275.00 USD	01/17/20	592	19,054,112	147,408	5,328	(142,080)

TOTAL EXCHANGE-TRADED OPTIONS					$244,013	$12,654	$(231,359)

TOTAL PURCHASED OPTIONS					$244,013	$12,654	$(231,359)

TOTAL INVESTMENTS IN SECURITIES — 142.1% (COST $1,059,005,671)							$1,098,304,045

See Notes to Consolidated Financial Statements.

Blackstone Real Estate Income Master Fund and Subsidiary

Consolidated Schedule of Investments (Continued)

December 31, 2019

	Principal Amount	Value

SECURITIES SOLD SHORT — (1.0)%
FOREIGN GOVERNMENT OBLIGATIONS — (0.6)%
Canadian Government Bond, 1.00%, 09/01/22	$6,332,000	$(4,796,743)

TOTAL FOREIGN GOVERNMENT OBLIGATIONS (PROCEEDS $4,692,104)		(4,796,743)

U.S. TREASURY NOTES — (0.4)%
U.S. Treasury Notes, 2.25%, 08/15/27	3,000,000	(3,084,844)

TOTAL U.S. TREASURY NOTES (PROCEEDS $2,878,158)		(3,084,844)

TOTAL SECURITIES SOLD SHORT (PROCEEDS $7,570,262)		(7,881,587)

Other Assets and Liabilities (i) — (41.1)%		(317,743,761)

Net Assets — 100.0%		$772,678,697

Footnote Legend:

(a)

Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. Security may only be sold to qualified institutional buyers unless registered under the Securities Act of 1933, as amended, or otherwise exempt from registration. At December 31, 2019, the total value of Rule 144A securities was $683,488,922, representing 88.46% of the Fund’s net assets. Commercial Mortgage-Backed Securities and Residential Mortgage-Backed Securities are typically sold in Rule 144A offerings.

(b)

Variable/Floating interest rate security. Certain variable/floating interest rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities may not indicate a reference rate and spread in their description above. Rate presented is as of December 31, 2019.

(c)	All or a portion of this security is pledged as collateral in connection with reverse repurchase agreements.
(d)	All or a portion of this security is pledged as collateral for derivative financial instruments.
(e)

Security is exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Security may only be offered or sold outside of the Unites States unless registered under the Securities Act of 1933, as amended, or otherwise exempt from registration.

(f)

Security is an Interest Only (IO) bond, which represents the “interest only” portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

(g)	Security is currently in default due to bankruptcy or failure to make payment of principal or interest.
(h)	Rate disclosed, the 7 day net yield, is as of December 31, 2019.
(i)	Assets, other than investments in securities, less liabilities other than securities sold short.
(j)

Security is a mortgage-backed securities (“MBS”) collateralized by properties owned by investment vehicles that are advised by an affiliate of the Investment Manager (See Notes to consolidated financial statements Note 7.)

See Notes to Consolidated Financial Statements.

Blackstone Real Estate Income Master Fund and Subsidiary

Consolidated Schedule of Investments (Continued)

December 31, 2019

Options Written Contracts Outstanding at December 31, 2019

	Strike	Expiration Date	Contracts	Notional Amount	Premium Received	Market Value	Unrealized Appreciation (Depreciation)
Exchange-Traded Put Options Written
iShares iBoxx High Yield Corp.	79.00 USD	01/17/20	2,442	(21,474,948)	$(19,725)	$(7,326)	$12,399
SPDR S&P 500 ETF Trust	245.00 USD	01/17/20	592	(19,054,112)	(35,520)	(1,184)	34,336

TOTAL EXCHANGE-TRADED PUT OPTIONS WRITTEN					$(55,245)	$(8,510)	$46,735

TOTAL WRITTEN OPTIONS					$(55,245)	$(8,510)	$46,735

Reverse Repurchase Agreements Outstanding at December 31, 2019

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest
Citigroup Global Markets	2.54%	12/11/19	03/10/20	$1,209,000	$1,210,790
Citigroup Global Markets	2.56%	11/29/19	02/27/20	1,498,000	1,501,520
Citigroup Global Markets	2.56%	11/29/19	02/27/20	5,034,000	5,045,830
Citigroup Global Markets	2.56%	11/29/19	02/27/20	4,720,000	4,731,092
Citigroup Global Markets	2.56%	11/29/19	02/27/20	2,176,000	2,181,114
Citigroup Global Markets	2.56%	12/10/19	02/27/20	3,337,000	3,342,228
Deutsche Bank AG	2.88%	10/11/19	01/10/20	661,000	665,343
Deutsche Bank AG	2.88%	10/11/19	01/10/20	575,000	578,778
Deutsche Bank AG	2.88%	10/11/19	01/10/20	492,000	495,232
Deutsche Bank AG	2.88%	10/11/19	01/10/20	1,511,000	1,520,927
Deutsche Bank AG	2.88%	10/11/19	01/10/20	592,000	595,889
Deutsche Bank AG	2.88%	10/11/19	01/10/20	1,218,000	1,226,002
Deutsche Bank AG	2.88%	10/11/19	01/10/20	961,000	967,313
Deutsche Bank AG	2.88%	10/11/19	01/10/20	869,000	874,709
Deutsche Bank AG	2.88%	10/11/19	01/10/20	410,000	412,693
Deutsche Bank AG	2.88%	10/11/19	01/10/20	424,000	426,785
Deutsche Bank AG	2.88%	10/11/19	01/10/20	202,000	203,327
Deutsche Bank AG	2.88%	10/11/19	01/10/20	382,000	384,510
Deutsche Bank AG	2.88%	10/11/19	01/10/20	1,014,000	1,020,662
Deutsche Bank AG	2.88%	10/11/19	01/10/20	4,243,000	4,270,875
Deutsche Bank AG	2.88%	10/11/19	01/10/20	3,289,000	3,310,608
Deutsche Bank AG	2.88%	10/11/19	01/10/20	1,042,000	1,048,846
Deutsche Bank AG	2.88%	10/11/19	01/10/20	571,000	574,751
Deutsche Bank AG	2.88%	10/11/19	01/10/20	658,000	662,323
Deutsche Bank AG	2.88%	10/11/19	01/10/20	606,000	609,981
Deutsche Bank AG	2.88%	10/11/19	01/10/20	489,000	492,213
Deutsche Bank AG	2.94%	10/24/19	01/10/20	1,244,000	1,251,000
Deutsche Bank AG	2.94%	10/24/19	01/10/20	653,000	656,675

See Notes to Consolidated Financial Statements.

Blackstone Real Estate Income Master Fund and Subsidiary

Consolidated Schedule of Investments (Continued)

December 31, 2019

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest
Deutsche Bank AG	2.94%	10/24/19	01/10/20	$719,000	$723,046
Deutsche Bank AG	2.98%	10/11/19	01/10/20	1,547,000	1,557,516
Deutsche Bank AG	2.98%	10/11/19	01/10/20	587,000	590,990
Deutsche Bank AG	2.98%	10/11/19	01/10/20	1,801,000	1,813,242
Deutsche Bank AG	2.98%	10/11/19	01/10/20	1,571,000	1,581,679
Deutsche Bank AG	2.98%	10/11/19	01/10/20	1,799,000	1,811,229
Deutsche Bank AG	2.98%	10/11/19	01/10/20	2,456,000	2,472,695
Deutsche Bank AG	2.98%	10/11/19	01/10/20	337,000	339,291
Deutsche Bank AG	2.98%	10/11/19	01/10/20	703,000	707,779
Deutsche Bank AG	2.98%	10/21/19	01/10/20	3,696,000	3,718,060
Deutsche Bank AG	2.98%	10/11/19	01/10/20	894,000	900,077
Deutsche Bank AG	2.98%	10/22/19	01/10/20	4,592,000	4,619,027
Deutsche Bank AG	2.98%	10/11/19	01/10/20	4,481,000	4,511,459
Deutsche Bank AG	2.98%	10/11/19	01/10/20	2,949,000	2,969,046
Deutsche Bank AG	2.98%	10/11/19	01/10/20	2,459,000	2,475,715
Deutsche Bank AG	2.98%	10/11/19	01/10/20	1,230,000	1,238,361
Deutsche Bank AG	2.98%	10/11/19	01/10/20	1,677,000	1,688,399
Deutsche Bank AG	2.98%	10/11/19	01/10/20	690,000	694,690
Deutsche Bank AG	2.98%	10/11/19	01/10/20	534,000	537,630
Deutsche Bank AG	2.98%	10/11/19	01/10/20	4,074,000	4,101,693
Deutsche Bank AG	2.98%	10/11/19	01/10/20	1,913,000	1,926,003
Deutsche Bank AG	2.98%	10/11/19	01/10/20	2,873,000	2,892,529
Deutsche Bank AG	2.98%	10/11/19	01/10/20	3,569,000	3,593,260
Deutsche Bank AG	2.98%	10/11/19	01/10/20	1,126,000	1,133,654
Deutsche Bank AG	2.98%	10/11/19	01/10/20	979,000	985,655
Deutsche Bank AG	2.98%	12/17/19	01/10/20	1,244,000	1,245,547
Morgan Stanley Bank, N.A.	2.88%	11/06/19	02/06/20	2,568,000	2,579,498
Morgan Stanley Bank, N.A.	2.88%	11/06/19	02/06/20	3,622,000	3,638,217
Morgan Stanley Bank, N.A.	2.93%	11/06/19	02/06/20	1,449,000	1,455,600
Morgan Stanley Bank, N.A.	2.98%	11/06/19	02/06/20	8,009,000	8,046,104
Morgan Stanley Bank, N.A.	2.98%	11/06/19	02/06/20	2,142,000	2,151,924
Morgan Stanley Bank, N.A.	2.98%	11/06/19	02/06/20	6,349,000	6,378,414
Morgan Stanley Bank, N.A.	3.06%	10/08/19	01/08/20	8,155,000	8,213,980
Morgan Stanley Bank, N.A.	3.06%	10/08/19	01/08/20	2,909,000	2,930,039
Morgan Stanley Bank, N.A.	3.06%	10/08/19	01/08/20	10,448,000	10,523,564
Morgan Stanley Bank, N.A.	3.11%	10/08/19	01/08/20	9,174,000	9,241,433
RBC (Barbados) Trading Bank Corporation	2.60%	12/04/19	03/04/20	1,381,000	1,383,793
RBC (Barbados) Trading Bank Corporation	2.60%	11/04/19	02/04/20	1,807,000	1,814,576
RBC (Barbados) Trading Bank Corporation	2.66%	11/01/19	01/31/20	5,136,000	5,159,142
RBC (Barbados) Trading Bank Corporation	2.70%	10/18/19	01/15/20	6,079,000	6,113,235

See Notes to Consolidated Financial Statements.

Blackstone Real Estate Income Master Fund and Subsidiary

Consolidated Schedule of Investments (Continued)

December 31, 2019

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest
RBC (Barbados) Trading Bank Corporation	2.91%	11/01/19	01/31/20	$2,939,000	$2,953,487
RBC (Barbados) Trading Bank Corporation	2.91%	11/15/19	02/14/20	3,189,000	3,201,115
RBC (Barbados) Trading Bank Corporation	2.91%	11/15/19	02/14/20	2,392,000	2,401,087
RBC (Barbados) Trading Bank Corporation	2.95%	10/18/19	01/15/20	6,839,000	6,881,078
RBC (Barbados) Trading Bank Corporation	2.96%	11/01/19	01/31/20	933,000	937,678
RBC (Barbados) Trading Bank Corporation	2.96%	11/01/19	01/31/20	6,459,000	6,491,386
RBC (Barbados) Trading Bank Corporation	2.96%	11/01/19	01/31/20	937,000	941,698
RBC (Barbados) Trading Bank Corporation	2.96%	11/01/19	01/31/20	11,831,000	11,890,321
RBC (Barbados) Trading Bank Corporation	2.96%	11/01/19	01/31/20	937,000	941,698
RBC (Barbados) Trading Bank Corporation	2.96%	11/01/19	01/31/20	893,000	897,477
RBC (Barbados) Trading Bank Corporation	2.96%	11/01/19	01/31/20	1,419,000	1,426,115
RBC (Barbados) Trading Bank Corporation	2.96%	11/01/19	01/31/20	1,739,000	1,747,719
RBC (Barbados) Trading Bank Corporation	2.96%	11/15/19	02/14/20	6,283,000	6,307,279
RBC (Barbados) Trading Bank Corporation	2.96%	11/15/19	02/14/20	6,758,000	6,784,115
RBC (Barbados) Trading Bank Corporation	2.96%	11/15/19	02/14/20	3,708,000	3,722,329
RBC (Barbados) Trading Bank Corporation	2.96%	11/15/19	02/14/20	5,046,000	5,065,499
RBC (Barbados) Trading Bank Corporation	2.96%	11/15/19	02/14/20	3,233,000	3,245,493
RBC (Barbados) Trading Bank Corporation	2.96%	11/15/19	02/14/20	6,898,000	6,924,656
RBC (Barbados) Trading Bank Corporation	3.00%	10/18/19	01/15/20	2,955,000	2,973,489
RBC (Barbados) Trading Bank Corporation	3.00%	10/18/19	01/15/20	2,994,000	3,012,733
RBC (Barbados) Trading Bank Corporation	3.00%	10/18/19	01/15/20	1,643,000	1,653,280
RBC (Barbados) Trading Bank Corporation	3.00%	10/18/19	01/15/20	3,871,000	3,895,220

See Notes to Consolidated Financial Statements.

Blackstone Real Estate Income Master Fund and Subsidiary

Consolidated Schedule of Investments (Continued)

December 31, 2019

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest
RBC (Barbados) Trading Bank Corporation	3.00%	10/18/19	01/15/20	$2,217,000	$2,230,871
RBC (Barbados) Trading Bank Corporation	3.00%	10/18/19	01/15/20	1,733,000	1,743,843
RBC (Barbados) Trading Bank Corporation	3.05%	10/18/19	01/15/20	5,373,000	5,407,177
RBC (Barbados) Trading Bank Corporation	3.05%	10/18/19	01/15/20	2,507,000	2,522,947
RBC (Barbados) Trading Bank Corporation	3.05%	10/18/19	01/15/20	5,188,000	5,221,001
RBC (Barbados) Trading Bank Corporation	3.05%	10/18/19	01/15/20	506,000	509,219
RBC (Barbados) Trading Bank Corporation	3.05%	10/18/19	01/15/20	3,732,000	3,755,739
RBC (Barbados) Trading Bank Corporation	3.05%	10/18/19	01/15/20	2,792,000	2,809,760
RBC (Barbados) Trading Bank Corporation	3.10%	10/18/19	01/15/20	2,560,000	2,576,551
Royal Bank of Canada (London)	0.69%	10/23/19	01/22/20	7,610,091	7,620,201
Royal Bank of Canada (London)	0.71%	12/05/19	06/05/20	1,423,162	1,423,912
Royal Bank of Canada (London)	0.84%	09/23/19	01/23/20	88,283,561	88,487,030
Royal Bank of Canada (London)	0.87%	11/04/19	11/04/20	1,234,862	1,236,578
Royal Bank of Canada (London)	0.96%	12/05/19	06/05/20	6,241,957	6,246,405
Royal Bank of Canada (London)	1.02%	11/04/19	11/04/20	1,178,731	1,180,650
Royal Bank of Canada (NY)	2.87%	10/03/19	01/03/20	3,334,000	3,357,910
Royal Bank of Canada (NY)	2.96%	11/15/19	02/18/20	6,678,000	6,703,806
Societe Generale Americas	2.79%	12/16/19	03/16/20	4,925,000	4,931,115
Societe Generale Americas	2.79%	12/16/19	03/16/20	2,557,000	2,560,175
Societe Generale Americas	2.79%	12/16/19	03/16/20	3,101,000	3,104,850
Societe Generale Americas	2.80%	11/20/19	02/20/20	540,000	541,763
Societe Generale Americas	2.80%	11/08/19	02/07/20	3,939,000	3,955,569
Societe Generale Americas	2.80%	11/08/19	02/07/20	589,000	591,477
Societe Generale Americas	2.80%	11/08/19	02/07/20	6,612,000	6,639,812
Societe Generale Americas	2.81%	11/15/19	02/14/20	2,519,000	2,528,241
Societe Generale Americas	2.88%	10/09/19	01/09/20	5,011,000	5,044,724

Total Reverse Repurchase Agreements Outstanding				$416,089,364	$417,946,085

See Notes to Consolidated Financial Statements.

Blackstone Real Estate Income Master Fund and Subsidiary

Consolidated Schedule of Investments (Continued)

December 31, 2019

Forward Foreign Currency Exchange Contracts Outstanding at December 31, 2019

Currency Purchased	Amount in Currency Purchased	Currency Sold	Amount in Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	5,793,501	EUR	5,173,000	Citibank, N.A.	03/10/20	$(39,079)
USD	9,373,401	GBP	7,458,000	Citibank, N.A.	03/24/20	(529,462)
USD	15,717,521	EUR	14,133,000	Citibank, N.A.	01/24/20	(172,154)
EUR	1,426,000	USD	1,591,469	Citibank, N.A.	03/10/20	16,353
USD	2,499,208	EUR	2,261,000	Citibank, N.A.	01/14/20	(41,392)
USD	6,724,746	EUR	6,030,000	Citibank, N.A.	03/25/20	(80,231)
USD	806,119	EUR	720,000	Citibank, N.A.	05/05/20	(8,423)
USD	11,072,387	EUR	9,990,000	Citibank, N.A.	01/22/20	(158,229)
USD	2,296,407	GBP	1,773,000	Citibank, N.A.	02/20/20	(55,737)
USD	1,837,403	EUR	1,631,000	Citibank, N.A.	03/06/20	(11,654)

Total Forward Foreign Currency Exchange Contracts Outstanding						$(1,080,008)

OTC Credit Default Swaps on Index (Buy Protection) — Outstanding at December 31, 2019

Reference Obligation	Receive (Pay) Rate	Payment Frequency	Maturity Date	Counterparty	Notional Amount	Market Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CMBX.NA.BBB-.10	(3.00)%	1M	11/17/2059	Goldman Sachs International	816,000 USD	$(6,490)	$680	$(7,170)
CMBX.NA.BBB-.10	(3.00)%	1M	11/17/2059	J.P. Morgan Securities LLC	665,000 USD	(388)	7,521	(7,909)
CMBX.NA.BBB-.10	(3.00)%	1M	11/17/2059	J.P. Morgan Securities LLC	449,000 USD	(225)	7,216	(7,441)
CMBX.NA.BBB-.10	(3.00)%	1M	11/17/2059	J.P. Morgan Securities LLC	811,000 USD	473	10,990	(10,517)
CMBX.NA.BBB-.10	(3.00)%	1M	11/17/2059	J.P. Morgan Securities LLC	387,000 USD	(3,532)	322	(3,854)
CMBX.NA.BBB-.10	(3.00)%	1M	11/17/2059	Goldman Sachs International	1,369,000 USD	(570)	17,275	(17,845)
CMBX.NA.BBB-.10	(3.00)%	1M	11/17/2059	Merrill Lynch Capital Services, Inc.	155,000 USD	297	4,639	(4,342)
CMBX.NA.BBB-.10	(3.00)%	1M	11/17/2059	Morgan Stanley Capital Services LLC	200,000 USD	383	2,999	(2,616)
CMBX.NA.BBB-.10	(3.00)%	1M	11/17/2059	Morgan Stanley Capital Services LLC	1,492,000 USD	2,860	18,835	(15,975)
CMBX.NA.BBB-.10	(3.00)%	1M	11/17/2059	Merrill Lynch Capital Services, Inc.	1,489,000 USD	2,854	44,132	(41,278)
CMBX.NA.BBB-.11	(3.00)%	1M	11/18/2054	Citigroup Global Markets, Inc.	29,000 USD	334	2,534	(2,200)
CMBX.NA.BBB-.11	(3.00)%	1M	11/18/2054	Credit Suisse International	298,000 USD	3,432	27,881	(24,449)

See Notes to Consolidated Financial Statements.

Blackstone Real Estate Income Master Fund and Subsidiary

Consolidated Schedule of Investments (Continued)

December 31, 2019

Reference Obligation	Receive (Pay) Rate	Payment Frequency	Maturity Date	Counterparty	Notional Amount	Market Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CMBX.NA.BBB-.8	(3.00)%	1M	10/17/2057	Citigroup Global Markets, Inc.	593,000 USD	$12,068	$15,023	$(2,955)
CMBX.NA.BBB-.8	(3.00)%	1M	10/17/2057	Citigroup Global Markets, Inc.	298,000 USD	5,518	9,220	(3,702)
CMBX.NA.BBB-.8	(3.00)%	1M	10/17/2057	Citigroup Global Markets, Inc.	595,000 USD	11,017	16,245	(5,228)
CMBX.NA.BBB-.8	(3.00)%	1M	10/17/2057	Citigroup Global Markets, Inc.	595,000 USD	11,017	16,216	(5,199)
CMBX.NA.BBB-.8	(3.00)%	1M	10/17/2057	Citigroup Global Markets, Inc.	1,786,000 USD	33,071	45,559	(12,488)
CMBX.NA.BBB-.8	(3.00)%	1M	10/17/2057	Citigroup Global Markets, Inc.	2,083,000 USD	38,570	52,247	(13,677)
CMBX.NA.BBB-.8	(3.00)%	1M	10/17/2057	Citigroup Global Markets, Inc.	299,000 USD	5,536	12,451	(6,915)
CMBX.NA.BBB-.9	(3.00)%	1M	9/17/2058	Goldman Sachs International	11,000 USD	30	147	(117)
CMBX.NA.BBB-.9	(3.00)%	1M	9/17/2058	Goldman Sachs International	21,000 USD	101	185	(84)
CMBX.NA.BBB-.9	(3.00)%	1M	9/17/2058	Morgan Stanley Capital Services LLC	1,193,000 USD	6,343	145,131	(138,788)
CMBX.NA.BBB-.9	(3.00)%	1M	9/17/2058	Goldman Sachs International	378,000 USD	1,065	25,681	(24,616)
CMBX.NA.BBB-.9	(3.00)%	1M	9/17/2058	Goldman Sachs International	2,430,000 USD	6,845	165,930	(159,085)
CMBX.NA.BBB-.9	(3.00)%	1M	9/17/2058	Morgan Stanley Capital Services LLC	2,087,000 USD	11,096	84,150	(73,054)
CMBX.NA.BBB-.9	(3.00)%	1M	9/17/2058	Goldman Sachs International	956,000 USD	2,693	37,955	(35,262)
CMBX.NA.BBB-.9	(3.00)%	1M	9/17/2058	Goldman Sachs International	251,000 USD	707	5,363	(4,656)
CMBX.NA.BBB-.9	(3.00)%	1M	9/17/2058	Morgan Stanley Capital Services LLC	800,000 USD	4,253	40,650	(36,397)
CMBX.NA.BBB-.9	(3.00)%	1M	9/17/2058	Morgan Stanley Capital Services LLC	485,000 USD	2,579	23,210	(20,631)
CMBX.NA.BBB-.9	(3.00)%	1M	9/17/2058	Morgan Stanley Capital Services LLC	1,043,000 USD	5,545	47,432	(41,887)

See Notes to Consolidated Financial Statements.

Blackstone Real Estate Income Master Fund and Subsidiary

Consolidated Schedule of Investments (Continued)

December 31, 2019

Reference Obligation	Receive (Pay) Rate	Payment Frequency	Maturity Date	Counterparty	Notional Amount	Market Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CMBX.NA.BBB-.9	(3.00)%	1M	9/17/2058	Morgan Stanley Capital Services LLC	801,000 USD	$4,259	$45,965	$(41,706)

Total OTC Credit Default Swaps on Index (Buy Protection)						$161,741	$933,784	$(772,043)

OTC Credit Default Swaps on Index (Sell Protection) — Outstanding at December 31, 2019

Reference Obligation	Rating(a)	Receive (Pay) Rate	Payment Frequency	Maturity Date	Counterparty	Notional Amount(b)	Market Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CMBX.NA.AA.1	AA	0.25%	1M	10/12/2052	Goldman Sachs International	555,789 USD	$(69,065)	$(66,762)	$(2,303)
CMBX.NA.AA.1	AA	0.25%	1M	10/12/2052	Goldman Sachs International	7,799,400 USD	(1,004,804)	(1,235,748)	230,944
CMBX.NA.AA.4	AA	1.65%	1M	2/18/2051	Goldman Sachs International	112,030 USD	(29,550)	(38,377)	8,827
CMBX.NA.AA.4	AA	1.65%	1M	2/21/2051	Goldman Sachs International	2,295,673 USD	(605,526)	(894,612)	289,086
CMBX.NA.BBB-.10	BBB-	3.00%	1M	11/17/2059	Citigroup Global Markets, Inc.	712,000 USD	415	178	237
CMBX.NA.BBB-.10	BBB-	3.00%	1M	11/17/2059	Citigroup Global Markets, Inc.	719,000 USD	420	-9593	10,013
CMBX.NA.BBB-.10	BBB-	3.00%	1M	11/17/2059	Credit Suisse International	2,601,000 USD	1,517	(149,454)	150,971
CMBX.NA.BBB-.10	BBB-	3.00%	1M	11/17/2059	Credit Suisse International	464,000 USD	3,469	(24,048)	27,517
CMBX.NA.BBB-.10	BBB-	3.00%	1M	11/17/2059	Credit Suisse International	2,612,000 USD	1,524	(154,530)	156,054
CMBX.NA.BBB-.10	BBB-	3.00%	1M	11/17/2059	Credit Suisse International	1,226,000 USD	69	(90,607)	90,676
CMBX.NA.BBB-.10	BBB-	3.00%	1M	11/17/2059	Credit Suisse International	269,000 USD	157	(21,293)	21,450
CMBX.NA.BBB-.10	BBB-	3.00%	1M	11/17/2059	Credit Suisse International	1,077,000 USD	628	(70,083)	70,711
CMBX.NA.BBB-.10	BBB-	3.00%	1M	11/17/2059	Credit Suisse International	96,000 USD	56	(4,887)	4,943
CMBX.NA.BBB-.10	BBB-	3.00%	1M	11/17/2059	Credit Suisse International	162,000 USD	95	(8,456)	8,551
CMBX.NA.BBB-.10	BBB-	3.00%	1M	11/17/2059	Citigroup Global Markets, Inc.	143,000 USD	83	(7,688)	7,771
CMBX.NA.BBB-.10	BBB-	3.00%	1M	11/17/2059	Citigroup Global Markets, Inc.	197,000 USD	115	(10,024)	10,139
CMBX.NA.BBB-.10	BBB-	3.00%	1M	11/17/2059	Citigroup Global Markets, Inc.	191,000 USD	111	(11,167)	11,278

See Notes to Consolidated Financial Statements.

Blackstone Real Estate Income Master Fund and Subsidiary

Consolidated Schedule of Investments (Continued)

December 31, 2019

Reference Obligation	Rating(a)	Receive (Pay) Rate	Payment Frequency	Maturity Date	Counterparty	Notional Amount(b)	Market Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CMBX.NA.BBB-.11	BBB-	3.00%	1M	11/18/2054	J.P. Morgan Securities LLC	327,000 USD	$(3,766)	$(21,021)	$17,255
CMBX.NA.BBB-.8	BBB-	3.00%	1M	10/17/2057	Morgan Stanley Capital Services LLC	242,000 USD	9995	7762	2,233
CMBX.NA.BBB-.8	BBB-	3.00%	1M	10/17/2057	Merrill Lynch Capital Services, Inc.	1,155,000 USD	(24,274)	(173,526)	149,252
CMBX.NA.BBB-.8	BBB-	3.00%	1M	10/17/2057	Merrill Lynch Capital Services, Inc.	1,304,000 USD	(27,406)	(203,631)	176,225
CMBX.NA.BBB-.8	BBB-	3.00%	1M	10/17/2057	Merrill Lynch Capital Services, Inc.	960,000 USD	(20,176)	(144,973)	124,797
CMBX.NA.BBB-.8	BBB-	3.00%	1M	10/17/2057	Merrill Lynch Capital Services, Inc.	1,552,000 USD	(32,618)	(184,932)	152,314
CMBX.NA.BBB-.8	BBB-	3.00%	1M	10/17/2057	Credit Suisse International	426,000 USD	(7,888)	(32,825)	24,937
CMBX.NA.BBB-.8	BBB-	3.00%	1M	10/17/2057	Credit Suisse International	852,000 USD	(15,776)	(65,450)	49,674
CMBX.NA.BBB-.8	BBB-	3.00%	1M	10/17/2057	Goldman Sachs International	338,000 USD	(6,259)	(31,588)	25,329
CMBX.NA.BBB-.8	BBB-	3.00%	1M	10/17/2057	Goldman Sachs International	185,000 USD	(3,426)	(16,024)	12,598
CMBX.NA.BBB-.8	BBB-	3.00%	1M	10/17/2057	Goldman Sachs International	446,000 USD	(8,258)	(37,589)	29,331
CMBX.NA.BBB-.8	BBB-	3.00%	1M	10/17/2057	Goldman Sachs International	806,000 USD	(14,924)	(63,071)	48,147
CMBX.NA.BBB-.8	BBB-	3.00%	1M	10/17/2057	Credit Suisse International	31,000 USD	(574)	(2,598)	2,024
CMBX.NA.BBB-.8	BBB-	3.00%	1M	10/17/2057	Merrill Lynch Capital Services, Inc.	796,000 USD	(16,729)	(81,271)	64,542
CMBX.NA.BBB-.8	BBB-	3.00%	1M	10/17/2057	Credit Suisse International	857,000 USD	(15,869)	(54,130)	38,261
CMBX.NA.BBB-.8	BBB-	3.00%	1M	10/17/2057	Goldman Sachs International	507,000 USD	(9,388)	(39,535)	30,147
CMBX.NA.BBB-.8	BBB-	3.00%	1M	10/17/2057	Goldman Sachs International	264,000 USD	(4,888)	(21,800)	16,912
CMBX.NA.BBB-.8	BBB-	3.00%	1M	10/17/2057	Goldman Sachs International	168,000 USD	(3,111)	(14,198)	11,087
CMBX.NA.BBB-.8	BBB-	3.00%	1M	10/17/2057	Goldman Sachs International	300,000 USD	(5,555)	(25,584)	20,029

See Notes to Consolidated Financial Statements.

Blackstone Real Estate Income Master Fund and Subsidiary

Consolidated Schedule of Investments (Continued)

December 31, 2019

Reference Obligation	Rating(a)	Receive (Pay) Rate	Payment Frequency	Maturity Date	Counterparty	Notional Amount(b)	Market Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CMBX.NA.BBB-.8	BBB-	3.00%	1M	10/17/2057	Goldman Sachs International	300,000 USD	$(5,555)	$(26,126)	$20,571
CMBX.NA.BBB-.8	BBB-	3.00%	1M	10/17/2057	Merrill Lynch Capital Services, Inc.	941,000 USD	(19,777)	(87,161)	67,384
CMBX.NA.BBB-.8	BBB-	3.00%	1M	10/17/2057	Merrill Lynch Capital Services, Inc.	1,881,000 USD	(39,532)	(166,813)	127,281
CMBX.NA.BBB-.8	BBB-	3.00%	1M	10/17/2057	Credit Suisse International	528,000 USD	(9,777)	(36,512)	26,735
CMBX.NA.BBB-.8	BBB-	3.00%	1M	10/17/2057	Goldman Sachs International	178,000 USD	(3,296)	(12,940)	9,644
CMBX.NA.BBB-.8	BBB-	3.00%	1M	10/17/2057	Goldman Sachs International	96,000 USD	(1,778)	(6,338)	4,560
CMBX.NA.BBB-.8	BBB-	3.00%	1M	10/17/2057	Merrill Lynch Capital Services, Inc.	2,262,000 USD	(47,540)	(168,344)	120,804
CMBX.NA.BBB-.8	BBB-	3.00%	1M	10/17/2057	Merrill Lynch Capital Services, Inc.	1,865,000 USD	(39,196)	(122,773)	83,577
CMBX.NA.BBB-.8	BBB-	3.00%	1M	10/17/2057	Goldman Sachs International	104,000 USD	(1,926)	(6,232)	4,306
CMBX.NA.BBB-.8	BBB-	3.00%	1M	10/17/2057	Goldman Sachs International	479,000 USD	(8,869)	(26,957)	18,088
CMBX.NA.BBB-.8	BBB-	3.00%	1M	10/17/2057	Goldman Sachs International	220,000 USD	(4,074)	(9,233)	5,159
CMBX.NA.BBB-.9	BBB-	3.00%	1M	9/17/2058	J.P. Morgan Securities LLC	193,000 USD	(881)	(2,736)	1,855
CMBX.NA.BBB-.9	BBB-	3.00%	1M	9/17/2058	Citigroup Global Markets, Inc.	218,000 USD	(614)	(5,091)	4,477
CMBX.NA.BBB-.9	BBB-	3.00%	1M	9/17/2058	Credit Suisse International	928,000 USD	(2,614)	(89,580)	86,966
CMBX.NA.BBB-.9	BBB-	3.00%	1M	9/17/2058	Credit Suisse International	228,000 USD	(642)	(17,471)	16,829
CMBX.NA.BBB-.9	BBB-	3.00%	1M	9/17/2058	Credit Suisse International	1,611,000 USD	(4,538)	(108,705)	104,167
CMBX.NA.BBB-.9	BBB-	3.00%	1M	9/17/2058	Credit Suisse International	773,000 USD	(2,177)	(56,316)	54,139
CMBX.NA.BBB-.9	BBB-	3.00%	1M	9/17/2058	Credit Suisse International	569,000 USD	(1,603)	(43,170)	41,567
CMBX.NA.BBB-.9	BBB-	3.00%	1M	9/17/2058	Credit Suisse International	285,000 USD	(803)	(21,777)	20,974
CMBX.NA.BBB-.9	BBB-	3.00%	1M	9/17/2058	Credit Suisse International	223,000 USD	(628)	(16,252)	15,624

See Notes to Consolidated Financial Statements.

Blackstone Real Estate Income Master Fund and Subsidiary

Consolidated Schedule of Investments (Continued)

December 31, 2019

Reference Obligation	Rating(a)	Receive (Pay) Rate	Payment Frequency	Maturity Date	Counterparty	Notional Amount(b)	Market Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CMBX.NA.BBB-.9	BBB-	3.00%	1M	9/17/2058	Credit Suisse International	782,000 USD	$(2,203)	$(57,614)	$55,411
CMBX.NA.BBB-.9	BBB-	3.00%	1M	9/17/2058	Credit Suisse International	782,000 USD	(2,203)	(58,250)	56,047
CMBX.NA.BBB-.9	BBB-	3.00%	1M	9/17/2058	Credit Suisse International	240,000 USD	(676)	(18,961)	18,285
CMBX.NA.BBB-.9	BBB-	3.00%	1M	9/17/2058	Citigroup Global Markets, Inc.	1,433,000 USD	(4,036)	(97,648)	93,612
CMBX.NA.BBB-.9	BBB-	3.00%	1M	9/17/2058	Citigroup Global Markets, Inc.	377,000 USD	(1,062)	(19,502)	18,440
CMBX.NA.BBB-.9	BBB-	3.00%	1M	9/17/2058	Merrill Lynch Capital Services, Inc.	1,207,000 USD	(6,417)	(86,439)	80,022
CMBX.NA.BBB-.9	BBB-	3.00%	1M	9/17/2058	Citigroup Global Markets, Inc.	191,000 USD	(538)	(11,217)	10,679
CMBX.NA.BBB-.9	BBB-	3.00%	1M	9/17/2058	Citigroup Global Markets, Inc.	225,000 USD	(634)	(8,195)	7,561
CMBX.NA.BBB-.9	BBB-	3.00%	1M	9/17/2058	Citigroup Global Markets, Inc.	191,000 USD	(538)	(11,119)	10,581

Total OTC Credit Default Swaps on Index (Sell Protection)							$(2,125,303)	$(5,402,607)	$3,277,304

(a)	Using the higher of the S&P’s or Moody’s ratings. NR represents a security that is not rated.
(b)

The maximum potential amount the Consolidated Master Fund could be required to pay as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See Notes to Consolidated Financial Statements.

Blackstone Real Estate Income Master Fund and Subsidiary

Consolidated Schedule of Investments (Continued)

December 31, 2019

OTC Credit Default Swaps on Single-Name Issuer (Buy Protection) — Outstanding at December 31, 2019

Reference Obligation	Receive (Pay) Rate	Payment Frequency	Maturity Date	Counterparty	Notional Amount	Market Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Kohl’s Corporation	(1.00)%	3M	12/20/2022	Morgan Stanley Capital Services LLC	6,826,000 USD	$(108,762)	$440,355	$(549,117)
Kohl’s Corporation	(1.00)%	3M	12/20/2022	JPMorgan Chase Bank, N.A.	19,980,000 USD	(318,351)	1,016,877	(1,335,228)
Kroger Co.	(1.00)%	3M	12/20/2022	Goldman Sachs International	32,849,000 USD	(785,318)	10,253	(795,571)
Macy’s, Inc.	(1.00)%	3M	12/20/2022	JPMorgan Chase Bank, N.A.	6,577,000 USD	(74,981)	648,793	(723,774)
Macy’s, Inc.	(1.00)%	3M	12/20/2022	Goldman Sachs International	6,577,000 USD	(58,356)	613,564	(671,920)
Macy’s, Inc.	(1.00)%	3M	12/20/2022	Morgan Stanley Capital Services LLC	10,239,000 USD	(90,848)	1,181,783	(1,272,631)
Target Corporation	(1.00)%	3M	12/20/2022	Goldman Sachs International	17,066,000 USD	(482,376)	(421,156)	(61,220)

Total OTC Credit Default Swaps on Single-Name Issuer (Buy Protection)						$(1,918,992)	$3,490,469	$(5,409,461)

OTC Total Return Swaps Outstanding at December 31, 2019

Reference Instrument	Maturity Date	Payment Frequency	Counterparty	Financing Rate	Notional Amount	Market Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Alpha Group SARL	01/29/2025	3M	Citibank, N.A.	E + 1.10(a)	1,265,000 EUR	$(16,195)	$—	$(16,195)
Apollo Commercial Real Estate	05/15/2026	3M	Societe Generale	L + 2.75(b)	2,103,443 USD	—	—	—
Bulldog Purchaser Inc	09/05/2025	3M	Societe Generale	L + 3.75(b)	14,630,836 USD	212,582	—	212,582
Casablanca US Holdings, Inc.	03/01/2024	3M	Citibank, N.A.	L + 1.10(b)	68,775,000 USD	(3,094,875)	—	(3,094,875)
Casablanca US Holdings, Inc.	03/01/2024	3M	Citibank, N.A.	L + 1.10(b)	345,484 USD	(11,228)	—	(11,228)
Casablanca US Holdings, Inc.	03/01/2024	3M	Citibank, N.A.	L + 1.10(b)	704,043 USD	2,640	—	2,640

See Notes to Consolidated Financial Statements.

Blackstone Real Estate Income Master Fund and Subsidiary

Consolidated Schedule of Investments (Continued)

December 31, 2019

Reference Instrument	Maturity Date	Payment Frequency	Counterparty	Financing Rate	Notional Amount	Market Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Compass III	05/07/2025	6M	Citibank, N.A.	E + 1.10(c)	1,438,000 EUR	$13,849	$—	$13,849
Diamond Resorts International, Inc.	09/02/2023	1M	Citibank, N.A.	L + 1.10(d)	12,339,589 USD	(254,122)	—	(254,122)
Diamond Resorts International, Inc.	09/02/2023	1M	Citibank, N.A.	L + 1.10(d)	769,309 USD	(31,229)	—	(31,229)
Diamond Resorts International, Inc.	09/02/2023	1M	Citibank, N.A.	L + 1.10(d)	17,910 USD	415	—	415
Richmond UK Bidco Limited	03/03/2024	1M	Citibank, N.A.	L + 1.10(d)	1,130,993 GBP	(20,601)	—	(20,601)
Richmond UK Bidco Limited	03/03/2024	1M	Citibank, N.A.	L + 1.10(d)	4,930,556 GBP	(89,812)	—	(89,812)
Richmond UK Bidco Limited	03/03/2024	1M	Citibank, N.A.	L + 1.10(d)	3,503,820 GBP	(52,219)	—	(52,219)
Richmond UK Bidco Limited	03/03/2024	1M	Citibank, N.A.	L + 1.10(d)	2,027,688 GBP	3,358	—	3,358
Richmond UK Bidco Limited	03/03/2024	1M	Citibank, N.A.	L + 1.10(d)	1,492,564 GBP	9,886	—	9,886
Richmond UK Bidco Limited	03/03/2024	1M	Citibank, N.A.	L + 1.10(d)	1,537,880 GBP	50,933	—	50,933
Richmond UK Bidco Limited	03/03/2024	1M	Citibank, N.A.	L + 1.10(d)	46,281 GBP	3,602	—	3,602
Richmond UK Bidco Limited	03/03/2024	1M	Citibank, N.A.	L + 1.10(d)	364,463 GBP	22,331	—	22,331
Richmond UK Bidco Limited	03/03/2024	1M	Citibank, N.A.	L + 1.10(d)	121,488 GBP	7,846	—	7,846
Richmond UK Bidco Limited	03/03/2024	1M	Citibank, N.A.	L + 1.10(d)	329,752 GBP	14,066	—	14,066
Richmond UK Bidco Limited	03/03/2024	1M	Citibank, N.A.	L + 1.10(d)	619,973 GBP	26,693	—	26,693
Richmond UK Bidco Limited	03/03/2024	1M	Citibank, N.A.	L + 1.10(d)	876,447 GBP	39,186	—	39,186
Richmond UK Bidco Limited	03/03/2024	1M	Citibank, N.A.	L + 1.10(d)	87,000 GBP	2,847	—	2,847
Richmond UK Bidco Limited	03/03/2024	1M	Citibank, N.A.	L + 1.10(d)	564,050 GBP	56,976	—	56,976
Richmond UK Bidco Limited	03/03/2024	1M	Citibank, N.A.	L + 1.10(d)	136,000 GBP	2,477	—	2,477
Richmond UK Bidco Limited	03/03/2024	1M	Citibank, N.A.	L + 1.10(d)	12,491,740 GBP	(227,541)	—	(227,541)

Total OTC Total Return Swaps						$(3,328,135)	$—	$(3,328,135)

(a)	E = 3 month EURIBOR
(b)	L = 3 month LIBOR
(c)	E = 6 month EURIBOR
(d)	L = 1 month LIBOR

See Notes to Consolidated Financial Statements.

Blackstone Real Estate Income Master Fund and Subsidiary

Consolidated Schedule of Investments (Continued)

December 31, 2019

Centrally Cleared Interest Rate Swaps Outstanding at December 31, 2019

Pays/ Receives Floating Rate	Floating Rate Index	Fixed Rate	Payment Freqency	Maturity Date	Clearing Agent	Notional Amount	Market Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Receives	Three- Month Libor	1.66%	3M	06/17/2025	Citibank, N.A.	25,000,000 USD	$106,364	$—	$106,364
Receives	Three- Month Libor	2.43%	3M	10/11/2026	Citibank, N.A.	2,000,000 USD	(85,091)	—	(85,091)
Receives	Three- Month Libor	2.72%	3M	09/8/2028	Citibank, N.A.	1,000,000 USD	(77,335)	—	(77,335)
Receives	Three- Month Libor	1.84%	3M	01/22/2025	Citibank, N.A.	10,000,000 USD	(95,401)	—	(95,401)
Receives	Three- Month Libor	1.88%	3M	01/2/2027	Citibank, N.A.	3,000,000 USD	(29,326)	—	(29,326)
Receives	Three- Month Libor	2.36%	3M	11/8/2024	Citibank, N.A.	3,000,000 USD	(90,119)	—	(90,119)
Receives	Three- Month Libor	2.36%	3M	11/21/2028	Citibank, N.A.	5,000,000 USD	(211,226)	—	(211,226)
Receives	Three- Month Libor	2.37%	3M	11/1/2024	Citibank, N.A.	4,000,000 USD	(123,377)	—	(123,377)
Receives	Three- Month Libor	2.37%	3M	11/24/2028	Citibank, N.A.	2,500,000 USD	(107,946)	—	(107,946)
Receives	Three- Month Libor	2.42%	3M	10/24/2024	Citibank, N.A.	2,000,000 USD	(66,803)	—	(66,803)
Receives	Three- Month Libor	2.58%	3M	08/5/2025	Citibank, N.A.	7,000,000 USD	(363,491)	—	(363,491)
Receives	Three- Month Libor	2.63%	3M	08/13/2026	Citibank, N.A.	23,000,000 USD	(1,398,707)	—	(1,398,707)
Receives	Three- Month Libor	2.63%	3M	09/15/2028	Citibank, N.A.	15,000,000 USD	(1,046,020)	—	(1,046,020)
Receives	Three- Month Libor	2.67%	3M	09/13/2028	Citibank, N.A.	5,000,000 USD	(368,889)	—	(368,889)

See Notes to Consolidated Financial Statements.

Blackstone Real Estate Income Master Fund and Subsidiary

Consolidated Schedule of Investments (Continued)

December 31, 2019

Pays/ Receives Floating Rate	Floating Rate Index	Fixed Rate	Payment Freqency	Maturity Date	Clearing Agent	Notional Amount	Market Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Receives	Three- Month Libor	2.72%	3M	08/8/2028	Citibank, N.A.	5,000,000 USD	$(389,777)	$—	$(389,777)
Receives	Three- Month Libor	2.86%	3M	02/24/2023	Citibank, N.A.	15,000,000 USD	(662,680)	—	(662,680)
Receives	Three- Month Libor	3.00%	3M	03/14/2023	Citibank, N.A.	100,000,000 USD	(4,920,614)	—	(4,920,614)
Receives	Three- Month Libor	3.01%	3M	03/14/2025	Citibank, N.A.	105,000,000 USD	(7,550,417)	—	(7,550,417)
Receives	Three- Month Libor	3.11%	3M	03/20/2028	Citibank, N.A.	10,000,000 USD	(1,062,248)	—	(1,062,248)
Receives	Three- Month Libor	3.16%	3M	03/25/2028	Citibank, N.A.	10,000,000 USD	(1,103,008)	—	(1,103,008)
Receives	Three- Month Libor	3.26%	3M	05/23/2048	Citibank, N.A.	3,000,000 USD	(781,438)	—	(781,438)
Receives	Three- Month Libor	3.27%	3M	05/7/2028	Citibank, N.A.	10,000,000 USD	(1,140,223)	—	(1,140,223)
Receives	Three- Month Libor	3.29%	3M	04/22/2028	Citibank, N.A.	10,000,000 USD	(1,152,650)	—	(1,152,650)
Receives	Three- Month Libor	3.37%	3M	05/9/2033	Citibank, N.A.	8,000,000 USD	(1,351,479)	—	(1,351,479)

Total Centrally Cleared Interest Rate Swaps Outstanding							$(24,071,901)	$—	$(24,071,901)

Abbreviation Legend:
1M	Monthly
3M	Quarterly
6M	Semi-Annually
EURIBOR	Euro Interbank Offered Rate
LIBOR	London Interbank Offered Rate
OTC	Over the Counter
Currency Legend
EUR	Euro
GBP	British Pound
USD	United States Dollar

See Notes to Consolidated Financial Statements.

Blackstone Real Estate Income Master Fund and Subsidiary

Consolidated Statement of Assets and Liabilities

As of December 31, 2019

Assets:
Investments in securities, at fair value (cost $1,059,005,671)	$1,098,304,045
Cash	58,221,826
Cash collateral segregated for counterparties for securities sold short	19,753,783
Cash collateral segregated for counterparties for swaps	60,128,383
Cash collateral segregated for broker for reverse repurchase agreements	1,410,888
Unrealized appreciation on forward foreign currency exchange contracts	16,353
Income receivable	5,175,101
Receivable for investments sold	16,365,865
Receivable for periodic payments from swap contracts	684,371
Variation margin receivable on centrally cleared swaps	1,580,270
Swap contracts, at fair value (net premiums paid $346,880)	661,287

Total assets	1,262,302,172

Liabilities:
Securities sold short, at fair value (proceeds of $7,570,262)	7,881,587
Options written, at fair value (premiums received $55,245)	8,510
Unrealized depreciation on forward foreign currency exchange contracts	1,096,361
Payable for reverse repurchase agreements	417,946,085
Payable for investments purchased	9,925
Payable for shares repurchased	37,132,984
Swap contracts, at fair value (net premiums received $1,325,234)	7,871,976
Interest payable on securities sold short	53,809
Incentive Fees payable	14,294,459
Management Fees payable	2,304,302
Payable to Affiliate	47,371
Accrued expenses and other liabilities	976,106

Total liabilities	489,623,475

Commitments and contingencies (Note 2)
Net assets	$772,678,697

Components of Net Assets:
Investors’ equity	$767,006,380
Net unrealized appreciation	5,672,317

Net assets	$772,678,697

See Notes to Consolidated Financial Statements.

Blackstone Real Estate Income Master Fund and Subsidiary

Consolidated Statement of Operations

For the Year Ended December 31, 2019

Investment Income:
Interest	$56,088,466
Dividends	161,364

Total investment income	56,249,830

Expenses:
Incentive Fees	15,404,406
Management Fees	18,845,008
Administration fees	248,755
Custodian and accounting fees	552,696
Trustees’ fees and expenses	357,884
Transfer Agent fees	210,452
Professional fees	1,363,958
Interest on securities sold short	1,000,844
Interest expense on reverse repurchase agreements	12,486,981
Insurance	212,163
Other expenses	107,246

Total expenses	50,790,393

Management Fees waived by Investment Manager	(9,422,504)

Net expenses	41,367,889

Net investment income	14,881,941

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investments in securities	21,254,707
Securities sold short	(1,778,098)
Forward foreign currency exchange contracts	3,482,919
Foreign currency transactions	5,544,377
Options written	246,340
Swap contracts	9,327,513

Net realized gain	38,077,758

Net change in unrealized appreciation (depreciation) on:
Investments in securities	46,004,489
Securities sold short	(1,407,853)
Forward foreign currency exchange contracts	(2,107,335)
Foreign currency translations	(4,488,461)
Options written	46,735
Swap contracts	(3,772,986)
Unfunded loan commitments	57,348

Net change in unrealized appreciation	34,331,937

Net realized and unrealized gain	72,409,695

Net increase in net assets resulting from operations	$87,291,636

See Notes to Consolidated Financial Statements.

Blackstone Real Estate Income Master Fund and Subsidiary

Consolidated Statement of Changes in Net Assets

	Year Ended 12/31/2019	Year Ended 12/31/2018
Increase (Decrease) in Net Assets
Operations:
Net investment income	$14,881,941	$33,186,836
Net realized gain	38,077,758	37,522,123
Net change in unrealized appreciation (depreciation)	34,331,937	(33,746,084)

Net increase in net assets resulting from operations	87,291,636	36,962,875

Capital Transactions:
Proceeds from subscriptions	37,041,492	31,930,675
Payments for repurchases	(131,885,878)	(230,036,010)

Net decrease in net assets resulting from capital transactions	(94,844,386)	(198,105,335)

Net decrease in net assets	(7,552,750)	(161,142,460)

Net Assets:
Beginning of period	780,231,447	941,373,907

End of period	$772,678,697	$780,231,447

See Notes to Consolidated Financial Statements.

Blackstone Real Estate Income Master Fund and Subsidiary

Consolidated Statement of Cash Flows

Year Ended 12/31/2019
Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$87,291,636
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash used for operating activities:
Purchases of investments in securities	(475,869,782)
Proceeds from disposition of investments in securities and paydowns	627,831,336
Proceeds from securities sold short	4,785,294
Payments to cover securities sold short	(107,815,571)
Short-term investments, net	10,349,981
Net realized gain on investments in securities	(21,254,707)
Net realized loss on securities sold short	1,778,098
Premiums paid on closing options written	(97,215)
Proceeds from premiums received from options written	398,800
Net realized gain on options written	(246,340)
Net change in accretion of bond discount and amortization of bond and swap premium	(2,434,717)
Net change in unrealized appreciation on investments in securities	(46,004,489)
Net change in unrealized depreciation on securities sold short	1,407,853
Net change in unrealized appreciation on options written	(46,735)
Net change in unrealized on unfunded loan commitments	(57,348)
Changes in assets and liabilities:
(Increase) decrease in assets:
Unrealized appreciation on forward foreign currency exchange contracts	1,135,245
Income receivable	1,315,541
Receivable for periodic payments from swap contracts	68,392
Variation margin receivable on centrally cleared swaps	(1,580,270)
Swap contracts, at fair value	3,845,415
Increase (decrease) in liabilities:
Unrealized depreciation on forward foreign currency exchange contracts	972,090
Variation margin payable on centrally cleared swaps	(410,763)
Payable for periodic payments from swap contracts	(28,920,304)
Interest income payable on securities sold short	(549,689)
Interest payable on reverse repurchase agreements	(423,422)
Incentive fee payable	7,771,599
Management fee payable	(124,283)
Payable to Affiliates	(1,237)
Accrued expenses and other liabilities	18,150

Net cash used in operating activities	$63,132,558

Cash Flows from Financing Activities
Proceeds from subscriptions	37,041,492
Payment for share repurchases	(112,760,851)
Reverse repurchase agreements, net	(69,699,409)

Net cash used in financing activities	(145,418,768)

Net increase (decrease) in unrestricted and restricted cash and foreign currency	(82,286,210)
Unrestricted and restricted cash and foreign currency, beginning of year	221,801,090

Unrestricted and restricted cash and foreign currency, end of year	$139,514,880

Supplemental disclosure of cash flow information:
Cash paid during the period for interest	$14,460,936

Reinvestment of distributions	$34,406,513

See Notes to Consolidated Financial Statements.

Blackstone Real Estate Income Master Fund and Subsidiary

Consolidated Statement of Cash Flows (Continued)

Reconciliation of unrestricted and restricted cash to the statements of assets and liabilities

	Year Ended December 30, 2019	Year Ended December 30, 2018
Cash	$58,221,826	$11,142,050
Foreign currency at value	—	9,912,229
Cash Pledged:
Securities sold short	19,753,783	104,548,371
Swaps	60,128,383	93,051,913
Reverse repurchase agreements	1,410,888	3,146,527

	$139,514,880	$221,801,090

See Notes to Consolidated Financial Statements.

Blackstone Real Estate Income Master Fund and Subsidiary

Consolidated Financial Highlights

	Year Ended 12/31/2019		Year Ended 12/31/2018		Year Ended 12/31/2017		Year Ended 12/31/2016		Year Ended 12/31/2015
Total Return on Net Asset Value	11.45%		3.78%		9.20%		1.24%		5.55%

Ratios to Average Net Assets:
Expenses before waiver from Investment Manager and Incentive Fees	4.42	%(a)	4.17	%(a)	3.81	%(a)	3.96	%(a)	3.76	%(a)
Incentive Fees	1.92%		0.73%		1.54%		0.44%		0.83%

Expenses before waiver from Investment Manager	6.34	%(a)	4.90	%(a)	5.35	%(a)	4.40	%(a)	4.59	%(a)

Management Fees waiver from Investment Manager	(1.18)%		(1.10)%		(1.06)%		(1.11)%		(1.12)%

Net expenses after waiver from Investment Manager	5.16%		3.80%		4.29%		3.29%		3.47%

Net investment income excluding Incentive Fees	3.77%		4.44%		6.53%		4.96%		4.50%

Net investment income	1.85%		3.71%		4.99%		4.52%		3.67%

Supplementary Data:
Net assets, end of period (in thousands)	$772,679		$780,231		$941,374		$959,932		$829,981

Portfolio turnover	39%		81%		85%		26%		41%

(a)

Includes interest expense on securities sold short and reverse repurchase agreements of 1.68%, 1.64%, 1.40%, 1.49% and 1.26%, for the years ended December 31, 2019, December 31, 2018, December 31, 2017, December 31, 2016 and December 31, 2015, respectively.

See Notes to Consolidated Financial Statements.

Blackstone Real Estate Income Master Fund and Subsidiary

Notes to Consolidated Financial Statements

For the Year Ended December 31, 2019

1. Organization

Blackstone Real Estate Income Master Fund (the “Master Fund”), a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), is a non-diversified, closed-end management investment company. The Master Fund has formed a subsidiary, Blackstone Real Estate Income Master Fund (Cayman) Ltd., a wholly-owned subsidiary (the “Subsidiary”), organized in the Cayman Islands, through which the Master Fund mainly invests in securities exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Blackstone Real Estate Income Fund (“Feeder Fund I”) and Blackstone Real Estate Income Fund II (“Feeder Fund II” and together with Feeder Fund I, the “Feeder Funds”) invest substantially all of their assets in the Master Fund. The Master Fund’s investment objective is to seek long-term total return, with an emphasis on current income, by primarily investing in a broad range of real estate-related debt investments.

The Master Fund consolidates the Subsidiary in accordance with the consolidation policy discussed in Note 2. The Master Fund and Subsidiary are herein referred to collectively as the “Consolidated Master Fund”.

The investment manager of the Consolidated Master Fund and the Feeder Funds is Blackstone Real Estate Income Advisors L.L.C. (the “Investment Manager”), an investment advisor registered under the Investment Advisers Act of 1940, as amended. The Board of Trustees (the “Board” and each member thereof, a “Trustee”) of the Consolidated Master Fund and the Feeder Funds supervises the conduct of the Consolidated Master Fund’s and the Feeder Funds’ affairs and, pursuant to the investment management agreements (the “Investment Management Agreements”), has engaged the Investment Manager to manage the Consolidated Master Fund’s and the Feeder Funds’ day-to-day investment activities and operations.

Capitalized terms used, but not defined herein, shall have the meaning assigned to them in the Prospectus of the Feeder Funds.

2. Summary of Significant Accounting Policies

Basis of Presentation

The Consolidated Master Fund’s Consolidated Financial Statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and are stated in U.S. dollars, unless otherwise noted.

The Consolidated Master Fund is an investment company in accordance with Accounting Standards Codifications 946, Financial Services—Investment Companies, which defines investment companies and prescribes specialized accounting and reporting requirements for investment companies.

The preparation of the Consolidated Financial Statements in conformity with U.S. GAAP requires the Investment Manager to make estimates and assumptions that affect the amounts in the Consolidated Financial Statements and accompanying notes. The Investment Manager believes that the estimates utilized in preparing the Consolidated Financial Statements are reasonable and prudent; however, actual results may differ from these estimates.

Consolidation

The Consolidated Financial Statements include the assets and liabilities and the results of operations of the Master Fund and Subsidiary listed above. All intercompany balances have been eliminated.

Blackstone Real Estate Income Master Fund and Subsidiary

Notes to Consolidated Financial Statements (Continued)

For the Year Ended December 31, 2019

Valuation Policy

The Consolidated Master Fund values its investments in securities, securities sold short, derivative financial instruments and other investments (together, the “investments”) at fair value. Market quotations can be obtained from third party pricing service providers or, if not available from pricing service providers, from broker-dealers. The Board has established procedures for determining the fair value of investments (the “Valuation Procedures”). The Board has delegated to the Investment Manager day-to-day responsibility for implementing the Valuation Procedures. The Investment Manager provides oversight of the valuation and pricing function of the Consolidated Master Fund for all investments. The Investment Manager will use commercially reasonable efforts to obtain two or more reliable quotations for each investment (where such asset type has multiple pre-approved pricing sources), and in connection therewith, will generally value such investments based on the average of the quotations obtained. Pursuant to the Valuation Procedures, if market quotations are not readily available (or are otherwise not reliable for a particular investment), the fair value will be determined in good faith by the Investment Manager, pursuant to procedures adopted by the Board and such determinations shall be reported to the Board. Due to the inherent uncertainty of these estimates, estimates of fair value may differ from the values that would have been used had a ready market for these investments existed and the differences could be material. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker-dealer quotations). The Board has delegated to the Investment Manager the responsibility for monitoring significant events that may materially affect the values of the Consolidated Master Fund’s investments and for determining whether the value of the applicable investments should be re-evaluated in light of such significant events.

Fair Value of Financial Instruments

Fair value guidance defines fair value, establishes a framework for measuring fair value, and establishes disclosures about fair value measurements. U.S. GAAP defines the fair value as the price that the Consolidated Master Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date.

Valuation techniques and availability of observable inputs can vary from investment to investment and are affected by a variety of factors including the type of investment and the characteristics specific to the investment and the state of the market place, including the existence and transparency of transactions between market participants. Investments with readily available active quoted prices or for which fair value can be measured from actively quoted prices generally will have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

Investments measured and reported at fair value are classified and disclosed in one of the following levels within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement:

Level 1 – quoted prices are available in active markets for identical investments as of the measurement date. The Consolidated Master Fund does not adjust the quoted price for these investments.

Level 2 – quoted prices are available in markets that are not active or model inputs are based on inputs that are either directly or indirectly observable as of the measurement date.

Level 3 – pricing inputs are unobservable and include instances where there is minimal, if any, market activity for the investment. The Investment Manager, values its investments, in good faith, using valuation techniques applied on a consistent basis. The determination of fair value is based on the best available information in the circumstances and may incorporate the Investment Mangers’ own assumptions and

Blackstone Real Estate Income Master Fund and Subsidiary

Notes to Consolidated Financial Statements (Continued)

For the Year Ended December 31, 2019

involves significant degree of judgment, taking into consideration a combination of internal and external factors. Due to the inherent uncertainty of these estimates, the estimates of fair value may differ from the values that would have been used had a ready market for these investments existed and the differences could be material.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the fair value hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

Fixed Income Securities

Fixed income securities, including corporate and convertible bonds, mezzanine debt, U.S. and foreign debt obligations, bank loans, and trade claims, are generally valued by broker-dealer quotations or third party pricing service providers on the basis of last available bid price. In determining the value of a particular investment, pricing service providers may use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models to determine the reported price. The pricing service providers’ internal models use observable inputs such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above and have multiple pricing sources are categorized as Level 2 within the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by broker-dealer quotations or third party pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider the attributes applicable to a particular class of the security (e.g., credit rating, seniority), current market data, estimated cash flows and relative market yield for each class, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above and have multiple pricing sources are categorized as Level 2 within the fair value hierarchy. Securities with only a single pricing source or where significant inputs are considered unobservable are categorized as Level 3.

Equity Securities

Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Securities that use similar valuation techniques and inputs and are active on a listed exchange as described above are categorized as Level 1 within the fair value hierarchy.

Bank Loans

The Consolidated Master Fund invests in other single family and commercial related credit investments such as loans, which may include commercial or residential mortgage loans, bank loans, mezzanine loans, real estate corporate debt and other interests relating to real estate. Commercial mortgage loans are typically secured by multifamily or commercial property and are subject to risks of delinquency and foreclosure. Residential mortgage loans are typically secured by single family property. Real estate corporate debt securities consist of secured and unsecured obligations issued by REITs or other companies in the business of owning and/or operating real estate-related businesses. The ability of a borrower to repay a loan secured by an income-producing property typically is dependent primarily upon the successful operation of such

Blackstone Real Estate Income Master Fund and Subsidiary

Notes to Consolidated Financial Statements (Continued)

For the Year Ended December 31, 2019

property rather than upon the existence of independent income or assets of the borrower. Mezzanine loans may take the form of bonds or subordinated loans secured by a pledge of the ownership interests of either the entity owning the real property or an entity that owns (directly or indirectly) the interest in the entity owning the real property. These types of investments may involve a higher degree of risk than mortgage lending because the investment may become unsecured as a result of foreclosure by the senior lender.

Short-Term Investments

The Consolidated Master Fund considers short-term, highly liquid investments with original maturities of 90 days or less when acquired to be short-term investments. At December 31, 2019, the Consolidated Master Fund had $26,678,523 invested in JPMorgan U.S. Treasury Plus Money Market Fund (IJTXX—Institutional Class). Investments in money market funds are categorized as Level 1 within the fair value hierarchy and are valued.

Derivative Financial Instruments

Over the counter (“OTC”) derivative financial instruments, such as credit default swaps, interest rate swaps, total return swaps, forward foreign currency exchange contracts and options contracts derive their value from underlying referenced instruments or obligations, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by third party pricing service providers and/or based on broker dealer quotations. Depending on the product and the terms of the transaction, the value of derivative financial instruments can be estimated using a series of techniques, including, but not limited to, simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves and exchange rates. Derivative financial instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are normally valued by third party pricing service providers. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

Securities Sold Short

The Consolidated Master Fund sells securities short (a “Short Sale”) from time to time. A Short Sale is a transaction whereby the Consolidated Master Fund sells securities it does not own in anticipation of a decline in the market price of those securities, whereby the Consolidated Master Fund’s broker executes a stock borrow transaction to deliver the securities resulting from the Consolidated Master Fund’s Short Sale. The Consolidated Master Fund is obligated to repurchase the securities at the market price at the time of replacement. The Consolidated Master Fund’s obligations to replace the securities in connection with a Short Sale are secured by collateral.

Upon entering into a Short Sale, the Consolidated Master Fund establishes a liability which is recorded as securities sold short in the Consolidated Statement of Assets and Liabilities to represent securities due under the Short Sale agreement. The Consolidated Master Fund is liable to pay any interest income earned during the period the Short Sale is open. The interest is recorded as interest on securities sold short in the Consolidated Statement of Operations.

Blackstone Real Estate Income Master Fund and Subsidiary

Notes to Consolidated Financial Statements (Continued)

For the Year Ended December 31, 2019

Option Contracts

The Consolidated Master Fund buys or writes put and call options through listed exchanges and over-the-counter. The buyer of an option has the right to purchase (in the case of a call option) or sell (in the case of a put option) a specified quantity of a specific security or currency at a specified price prior to or on a specified expiration date. The writer of an option is exposed to the risk of loss if the market price of the underlying securities declines (in the case of a put option) or increases (in the case of a call option). The writer of an option can never profit by more than the premium paid by the buyer but can lose an unlimited amount.

Forward Foreign Currency Exchange Contracts

The Consolidated Master Fund enters into forward foreign currency exchange contracts from time to time to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. Forward foreign currency exchange contracts are agreements between two parties to exchange a fixed quantity of one currency for another currency at an agreed-upon price on an agreed upon future date. The market value of a forward foreign currency contract fluctuates with the changes in foreign currency exchange rates.

Swap Agreements

The Consolidated Master Fund enters into swaps from time to time, which include total return, interest rate, and credit default swap agreements. Swaps are typically bilaterally negotiated agreements between the Consolidated Master Fund and a counterparty in which the Consolidated Master Fund and counterparty agree to make either periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the over-the-counter market or may be executed in a multilateral or other trade facility platform, such as a registered exchange.

Reverse Repurchase Agreements

The Consolidated Master Fund enters into reverse repurchase agreements from time to time. In a reverse repurchase agreement, the Consolidated Master Fund sells securities in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same securities at an agreed upon date and price. Certain agreements may have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Consolidated Master Fund may utilize reverse repurchase agreements when it is anticipated that the income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. The transactions are generally accounted for as collateralized financing transactions and the Consolidated Master Fund retains ownership of the security to be repurchased as a pledged asset and records a liability for the repurchase amount.

Unfunded Loan Commitments

The Consolidated Master Fund enters into certain agreements, all or a portion of which may be unfunded. The Consolidated Master Fund is obligated to fund these loan commitments at the borrowers’ discretion. Funded and unfunded portions of credit agreements are presented in the Schedule of Investments. As of December 31, 2019 there were no outstanding unfunded commitments.

Blackstone Real Estate Income Master Fund and Subsidiary

Notes to Consolidated Financial Statements (Continued)

For the Year Ended December 31, 2019

Investment Transactions and Related Investment Income

Investment transactions are recorded as of the trade date for financial reporting purposes. Income and expenses, including interest, are recorded on an accrual basis. Realized gains and losses from sale of investments are determined on the identified cost basis using the first in first out methodology.

Foreign Currency Translation

The books and records of the Consolidated Master Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Consolidated Master Fund’s records at the rate prevailing when earned and recorded. Assets and liabilities denominated in foreign currencies are adjusted to reflect current exchange rates and any unrealized gains (losses) are included in Net change in unrealized appreciation (depreciation) on investments and foreign currency translations on the Consolidated Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain on investments and foreign currency translations on the Consolidated Statement of Operations. The Consolidated Master Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

Cash

As of December 31, 2019, the Consolidated Master Fund had $58,221,826 in domestic cash and $0 in foreign cash held at a major U.S. bank.

Contingencies

Under the Consolidated Master Fund’s Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”), the Consolidated Master Fund’s officers and each Trustee are indemnified against certain liabilities that may arise out of the performance of their duties to the Consolidated Master Fund. Additionally, in the normal course of business, the Consolidated Master Fund may enter into contracts that contain a variety of representations and indemnification obligations and expects the risk of loss to be remote. Each Feeder Fund bears its pro-rata share of the Consolidated Master Fund’s expenses, subject to reimbursement by the Investment Manager, pursuant to an expense limitation and reimbursement agreement between each Feeder Fund and the Investment Manager.

Income Taxes

The Consolidated Master Fund is classified as a partnership for federal income tax purposes. As such, each investor in the Consolidated Master Fund is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Consolidated Master Fund. Therefore, no federal income tax provision is required. The Consolidated Master Fund plans to file U.S. Federal and various state and local tax returns. All the Consolidated Master Fund’s assets are managed so that the Feeder Funds can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

For the open tax years and all major jurisdictions, management of the Consolidated Master Funds has concluded that there are no uncertain tax positions that would require recognition in the consolidated financial statements. No income tax returns are currently under examination. The statute of limitations on the Consolidated Master Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2016 through December 31, 2019.

Segregation and Collateralization

In cases in which the 1940 Act and the current interpretive positions of the SEC and its staff require that the Consolidated Master Fund segregate assets in connection with certain investments (e.g., futures contracts,

Blackstone Real Estate Income Master Fund and Subsidiary

Notes to Consolidated Financial Statements (Continued)

For the Year Ended December 31, 2019

forward foreign currency exchange contracts, swaps and options written), or transactions considered to reflect borrowings (e.g., reverse repurchase agreements), the Consolidated Master Fund will, consistent with current SEC rules and/or certain interpretive guidance issued by the SEC, segregate assets or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges, third party broker-dealers, futures commissions merchants and clearing organizations, a fund engaging in such transactions may have requirements to deliver/deposit cash or securities to/with an exchange, broker-dealer, futures commission merchant or clearing organization as collateral or margin for certain investments to the extent consistent with the 1940 Act and current interpretive positions of the SEC and its staff.

Offsetting and Counterparty Risk

The Consolidated Master Fund may mitigate counterparty risk by contractually requiring its counterparties to post collateral under a master agreement and a credit support annex published by International Swaps and Derivatives Association, Inc. (collectively, an “ISDA Master Agreement”) implemented between the Consolidated Master Fund and each of its respective counterparties, as well as through netting provisions contained in the ISDA Master Agreement, and reaching other financial agreements between the Consolidated Master Fund and its counterparty in the ISDA Master Agreement. An ISDA Master Agreement may contain certain provisions regarding, among other things, the right parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. At December 31, 2019, the Consolidated Master Fund used the gross method of presentation in the Consolidated Financial Statements and did not elect to offset amounts eligible for offset under enforceable master netting arrangements or similar agreements. Collateral pledged by the Consolidated Master Fund is segregated by the Consolidated Master Fund’s custodian and identified as such in the Consolidated Master Fund’s Schedule of Investments. Collateral can be in the form of cash or securities as agreed to by the Consolidated Master Fund and the applicable counterparty. Typically, the Consolidated Master Fund and counterparties are not permitted to sell, repledge or otherwise use the collateral they receive.

The Consolidated Master Fund manages counterparty risk by entering into agreements only with counterparties that are believed to have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The agreements entered into by the Consolidated Master Fund typically contain credit risk related features that are triggered under certain circumstances. Such circumstances may include agreed upon net asset value thresholds. If triggered, the counterparty may terminate the contract and any transactions thereunder.

3. Reverse Repurchase Agreements

The Consolidated Master Fund enters into reverse repurchase agreements with qualified banks or broker- dealers through a Master Repurchase Agreement (“MRA”). An MRA contains provisions for initiation, income payments, events of default and maintenance of securities for repurchase agreements. An MRA may also permit, upon the occurrence of an event of default by one party, the offsetting of obligations under the MRA against obligations under other agreements with the same counterparty to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

Reverse repurchase agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the Consolidated Master Fund may decline below the price of the securities the Consolidated Master Fund is obligated to repurchase. They also involve the risk that the counterparty liquidates the securities delivered to it by the Consolidated Master Fund under the reverse repurchase agreement following the occurrence of an event of default under the applicable MRA by the

Blackstone Real Estate Income Master Fund and Subsidiary

Notes to Consolidated Financial Statements (Continued)

For the Year Ended December 31, 2019

Consolidated Master Fund. The Consolidated Master Fund’s use of reverse repurchase agreements also subjects the Consolidated Master Fund to interest costs based on the difference between the sale and repurchase price of a security involved in such a transaction. Additionally, repurchase agreements and reverse repurchase agreements entail the same risks as over-the-counter derivatives, as described in Notes 4 and 8. Securities subject to repurchase under reverse repurchase agreements are designated as such in the Consolidated Schedule of Investments. Due to the short term nature of the reverse repurchase agreements, face value approximates fair value. As of December 31, 2019, the face value of open reverse repurchase agreements for the Fund was $416,089,364. The weighted average daily balances of reverse repurchase agreements outstanding during the year ended December 31, 2019 was approximately $445,211,652, at a weighted average weekly interest rate of 2.80%.

The following table presents the Consolidated Master Fund’s outstanding reverse repurchase agreements, including accrued interest, which are subject to enforceable MRAs, as well as the collateral delivered related to those reverse repurchase agreements as of December 31, 2019:

Counterparty	Reverse Repurchase Agreements	Non-Cash Collateral Pledged to Counterparty(a)	Cash-Collateral Pledged to Counterparty(a)	Net Amount
Citigroup Global Markets	$(18,012,574)	$18,012,574	$—	$—
Deutsche Bank AG	(73,077,714)	72,985,407	92,307	—
Morgan Stanley Bank, N.A.	(55,158,773)	55,158,773	—	—
RBC (Barbados) Trading Bank Corporation	(125,542,806)	125,542,806	—	—
Royal Bank of Canada (London)	(106,194,776)	106,194,776	—	—
Royal Bank of Canada (NY)	(10,061,716)	10,061,716	—	—
Societe Generale Americas	(29,897,726)	29,897,726	—	—

Total	$(417,946,085)	$417,853,778	$92,307	$—

(a)

Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes. The total fair value of non-cash and cash collateral pledged at December 31, 2019 was $542,708,187 and $1,410,888, respectively.

The following table presents the Consolidated Master Fund’s remaining contractual maturity of the agreements as of December 31, 2019:

	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Commercial Mortgage- Backed Securities	$—	$152,628,902	$121,685,717	$10,087,545	$284,402,164
Interest Only Commercial Mortgage-Backed Securities	—	12,481,264	18,012,574	—	30,493,838
Residential Mortgage-Backed Securities	—	88,487,030	—	—	88,487,030
High Yield Bonds & Notes	—	6,113,235	8,357,511	—	14,470,746
Collateral Cash	92,307	—	—	—	92,307

Total	$92,307	$259,710,431	$148,055,802	$10,087,545	$417,946,085

Gross amount of recognized liabilities for reverse repurchase agreements					$417,946,085

Blackstone Real Estate Income Master Fund and Subsidiary

Notes to Consolidated Financial Statements (Continued)

For the Year Ended December 31, 2019

4. Derivative Financial Instruments

In the normal course of business, the Consolidated Master Fund utilizes derivative contracts in connection with its proprietary trading activities. Investments in derivative contracts are subject to additional risks that can result in a loss of all or part of an investment. The Consolidated Master Fund’s derivative activities and exposure to derivative contracts would be classified by the following primary underlying risks: interest rate, credit, foreign currency exchange rate, commodity price, and equity price risks. In addition to its primary underlying risks, the Consolidated Master Fund is also subject to additional counterparty risk due to inability of its counterparties to meet the terms of their contracts. The following disclosures contain information on how the Consolidated Master Fund uses derivative contracts.

Forward Foreign Currency Exchange Contracts

The Consolidated Master Fund enters into forward foreign currency exchange contracts from time to time to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. Forward foreign currency exchange contracts are agreements between two parties to exchange a fixed quantity of one currency for another currency at an agreed-upon price on an agreed upon future date. The market value of a forward foreign currency contract fluctuates with the changes in foreign currency exchange rates. These contracts are valued daily and the change in market value is recorded as an unrealized gain or loss on forward foreign currency exchange contracts. When a contract is closed, the Consolidated Master Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Consolidated Master Fund, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency being received, they also limit any potential gain that might result should the value of such currency increase. In addition, the Consolidated Master Fund could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Consolidated Master Fund’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened. These contracts involve market and/or credit risk in excess of the amount recognized in the Consolidated Statement of Assets and Liabilities. The Consolidated Master Fund segregates liquid assets with a value equal (on a daily mark-to-market basis) to its obligations under these types of transactions, enters into offsetting transactions or otherwise covers such transactions.

Swap Agreements

The Consolidated Master Fund enters into swaps from time to time, which include total return, interest rate, and credit default swap agreements. Swaps are typically bilaterally negotiated agreements between the Consolidated Master Fund and a counterparty in which the Consolidated Master Fund and counterparty agree to make either periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the over-the-counter market or may be executed in a multilateral or other trade facility platform, such as a registered exchange.

The Consolidated Master Fund may enter into swap agreements for investment purposes or managing exposure to interest rates, credit or market risk, or for other purposes. In connection with these agreements, securities or cash (“segregated cash” or “collateral”) may be paid or received, as applicable, by the Consolidated Master Fund as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Consolidated Master Fund as collateral for swap agreements identified in the

Blackstone Real Estate Income Master Fund and Subsidiary

Notes to Consolidated Financial Statements (Continued)

For the Year Ended December 31, 2019

Consolidated Schedule of Investments and segregated cash, if any, are reflected on the Consolidated Statement of Assets and Liabilities.

Credit Default Swaps: The Consolidated Master Fund enters into OTC and/or centrally cleared credit default swap contracts from time to time to hedge credit risk, to hedge market risk, or to gain exposure on single name issues and/or baskets of securities (e.g., CMBX, a tradeable index referencing a basket of CMBS). In an OTC and/or centrally credit default swap contract, the protection buyer typically makes an upfront payment and/or a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a “credit event” on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructurings and obligation acceleration. An upfront payment received by the Consolidated Master Fund or made by the Consolidated Master Fund is recorded as a liability or asset, respectively, in the Consolidated Statement of Assets and Liabilities. Periodic payments received or paid by Consolidated Master Fund are recorded as realized gains or losses. OTC and/or centrally credit default swap contracts are marked to market daily and the change is recorded as an unrealized gain or loss on swaps contracts. Upon the occurrence of a credit event, the difference between the par value and the market value of the reference obligation, net of any proportional amount of upfront payment, is recorded as a realized gain or loss on swaps contracts. With respect to selling a credit default swap, the Consolidated Master Fund will segregate assets or otherwise covers its obligations for the notional amount of such credit default swap.

Interest Rate Swaps: The Consolidated Master Fund enters into OTC and/or centrally cleared interest rate swap contracts from time to time to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk. The Consolidated Master Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Consolidated Master Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating rate, on the same notional amount for a specified period of time. The Consolidated Master Fund’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contracts remaining life, to the extent that amount is positive.

OTC and centrally cleared interest rate swaps are marked-to-market daily and any change is recorded as an unrealized gain or loss on swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the closing of the contract.

Total Return Swaps: The Consolidated Master Fund enters into OTC total return swap contracts from time to time to gain exposure to the investment returns on an underlying financial instrument without purchasing the financial instrument itself. In a total return swap, the Consolidated Master Fund receives the economic returns of the underlying financial instrument, inclusive of any mark to market change in value from the date of such purchase of the underlying instrument, any interest earned from the settlement date of the underlying instrument less a swap financing fee, which is typically LIBOR plus a spread. The total return swap derives its value from the valuation of underlying financial instruments. The underlying financial instruments for the total return swaps held at period end were loans and a bond. The swap is valued daily at current market value and any unrealized appreciation or depreciation is included in the net change in unrealized appreciation/ (depreciation) on swap contracts. Gain or loss is realized on the termination date of the swap and when periodic payments are received or made at the end of each measurement period. During the period the swap is open, the Consolidated Master Fund may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement.

Blackstone Real Estate Income Master Fund and Subsidiary

Notes to Consolidated Financial Statements (Continued)

For the Year Ended December 31, 2019

Options Contracts

The Consolidated Master Fund enters into purchased call or put options (“Options”) from time to time. Options may be used to obtain economic exposure equivalent to a long or short position, respectively, or to hedge existing or anticipated portfolio positions. The Consolidated Master Fund may buy or write Options through the OTC market and listed exchanges.

The buyer has the right to purchase (in the case of a call option) or sell (in the case of a put option) a specified quantity of the underlying at a specified price prior to or on a specified expiration date. The writer of an option is exposed to the risk of loss if the price of the underlying declines (in the case of a put option) or increases (in the case of a call option).

Option contracts purchased (call or put) require the payment of premiums in exchange for the right to purchase or sell an underlying at a contracted strike price and maturity. The premium paid by the Consolidated Master Fund is recorded as an asset and is subsequently marked-to-market to reflect the current fair value of the option.

Option contracts sold (written calls or written puts) obligates the Consolidated Master Fund to buy or sell, within a limited time, an underlying at a contracted strike price and maturity. The writer of an option receives a premium which is recorded as a liability and is subsequently marked-to-market to reflect the current fair value of the option.

At December 31, 2019, the Consolidated Master Fund had the following derivative financial instruments, presented on a gross basis and categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities	Fair Value	Consolidated Statement of Assets & Liabilities	Fair Value
Credit	Swap contracts, premiums paid and unrealized appreciation	$191,600	Swap contracts, premiums received and unrealized depreciation	$(4,074,154)
Market	Swap contracts, unrealized appreciation	469,687	Swap contracts, unrealized depreciation	(3,797,822)
	Options purchased, at fair value	12,654	Options written, at fair value	(8,510)
Interest Rate	Centrally cleared swaps, at fair value(a)	106,364	Centrally cleared swaps, at fair value(a)	(24,178,265)
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	16,353	Unrealized depreciation on forward foreign currency exchange contracts	(1,096,361)

Total		$796,658		$(33,155,112)

Amount not subject to MNA (b)		(119,018)		24,186,775

Total gross amounts subject to MNA		$677,640		$(8,968,337)

(a)

Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

(b)	See below for definition of “MNA” and disclosure of financial instruments assets and liabilities subject to offset enforceable master netting arrangements.

Blackstone Real Estate Income Master Fund and Subsidiary

Notes to Consolidated Financial Statements (Continued)

For the Year Ended December 31, 2019

The following tables present information about the amount of net realized gain (loss) and net unrealized appreciation (depreciation) on derivative financial instruments for the year ended December 31, 2019:

	Consolidated Statement of Operations— Net Realized Gain (Loss)
Risk Exposure	Swap contracts(a)	Purchased Option(b)	Option Written	Forward foreign currency exchange contracts
Credit	$(2,845,159)	$—	$—	$—
Market	2,846,448	(656,346)	246,340	—
Interest Rate	9,326,224	—	—	—
Foreign Exchange	—	—	—	3,482,919

Total	$9,327,513	$(656,346)	$246,340	$3,482,919

	Consolidated Statement of Operations— Net Change in Unrealized Appreciation (Depreciation)
Risk Exposure	Swap contracts(a)	Purchased Option(b)	Option Written	Forward foreign currency exchange contracts
Credit	$4,525,930	$—	$—	$—
Market	7,009,546	(231,359)	46,735	—
Interest Rate	(15,308,462)	—	—	—
Foreign Exchange	—	—	—	(2,107,335)

Total	$(3,772,986)	$(231,359)	$46,735	$(2,107,335)

(a)

Includes unrealized appreciation (depreciation) on centrally cleared swaps as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

(b)

Includes options purchased that are part of investments in securities as shown in the Consolidated Statement of Assets and Liabilities and net realized gain (loss) on investments in securities and net unrealized appreciation (depreciation) on investments in securities as shown in the Consolidated Statement of Operations.

The average notional amounts below represent the Consolidated Master Fund’s average volume for the year ended December 31, 2019:

Derivative Description	Average Notional or Face Amounts(a)
Purchased Options(b)	$5,009
Options Written(b)	2,936
Swap contracts	718,974,212
Forward foreign currency exchange contracts	76,149,577

(a)	Averages are based on monthly activity levels during the year ended December 31, 2019.
(b)	Calculated based on number of contracts.

Blackstone Real Estate Income Master Fund and Subsidiary

Notes to Consolidated Financial Statements (Continued)

For the Year Ended December 31, 2019

Netting Arrangements

The Consolidated Master Fund uses master netting arrangements, which allows certain derivative financial instruments and collateral with the same counterparty to be offset to minimize counterparty credit exposure. The table below presents information related to derivative financial instruments that are subject to an enforceable master netting arrangement or similar agreement (“MNA”) and are not offset, as shown in the Consolidated Statement of Assets and Liabilities as of December 31, 2019.

The Consolidated Master Fund enters into ISDA Master Agreements which contain MNA’s that provide for payment netting and, in the case of default or similar event with respect to the counterparty to the MNA, can provide for netting across transactions. Generally, upon counterparty default, the Consolidated Master Fund can terminate all transactions under the MNA and set-off amounts it owes across all transactions under a particular MNA and against collateral under such MNA. The Consolidated Master Fund may not use derivatives contracts and related collateral governed by an ISDA to offset reverse repurchase agreements and related collateral governed by an MRA.

The following table presents the Consolidated Master Fund’s derivative financial instrument’s asset and liabilities by counterparty net of related collateral received/pledged by the Consolidated Master Fund at December 31, 2019:

		Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
By Counterparty	Gross Amount of Assets Presented in Consolidated Statement of Assets and Liabilities	Derivative Financial Instruments Available to Offset	Cash Collateral Received(a)	Non-Cash Collateral	Net Amount(b)

Citibank, N.A.	$273,458	$(273,458)	$—	$—	$—
Citigroup Global Markets, Inc.	118,275	(7,422)	(110,853)	—	—
Credit Suisse International	10,947	(10,947)	—	—	—
Goldman Sachs International	11,441	(11,441)	—	—	—
J.P. Morgan Securities LLC	473	(473)	—	—	—
Merrill Lynch Capital Services, Inc.	3,151	(3,151)	—	—	—
Morgan Stanley Capital Services LLC	47,313	(47,313)	—	—	—
Societe Generale	212,582	—	(212,582)	—	—

Total	$677,640	$(354,205)	$(323,435)	$—	$—

Blackstone Real Estate Income Master Fund and Subsidiary

Notes to Consolidated Financial Statements (Continued)

For the Year Ended December 31, 2019

		Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
By Counterparty	Gross Amount of Liabilities Presented in Consolidated Statement of Assets and Liabilities	Derivative Financial Instruments Available to Offset	Cash Collateral Pledged(a)	Non-Cash Collateral	Net Amount(b)
Citibank, N.A.	$4,894,183	$(273,458)	$(4,620,725)	$—	$—
Citigroup Global Markets, Inc.	7,422	(7,422)	—	—	—
Credit Suisse International	67,971	(10,947)	(57,024)	—	—
Goldman Sachs International	3,123,362	(11,441)	(3,111,921)	—	—
J.P. Morgan Securities LLC	8,792	(473)	(8,319)	—	—
JPMorgan Chase Bank, N.A.	393,332	—	(393,332)	—	—
Merrill Lynch Capital Services, Inc.	273,665	(3,151)	(270,514)	—	—
Morgan Stanley Capital Services LLC	199,610	(47,313)	(152,297)	—	—

Total	$8,968,337	$(354,205)	$(8,614,132)	$—	$—

(a)	Excess of collateral received/pledged from the individual counterparty is not shown for financial reporting purposes.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.

Blackstone Real Estate Income Master Fund and Subsidiary

Notes to Consolidated Financial Statements (Continued)

For the Year Ended December 31, 2019

5. Fair Value Measurement

The following table summarizes the Consolidated Master Fund’s assets and liabilities measured at fair value at December 31, 2019:

Asset Description	Level 1	Level 2	Level 3	Total
Investments in Securities:
Commercial Mortgage-Backed Securities	$—	$687,026,565	$—	$687,026,565
Residential Mortgage-Backed Securities	—	227,431,243	—	227,431,243
Interest Only Commercial Mortgage-Backed Securities	—	79,954,064	—	79,954,064
Collateralized Debt Obligations	—	3,670,777	—	3,670,777
Bank Loan		44,200,543		44,200,543
High Yield Bonds & Notes	—	24,772,364	—	24,772,364
Convertible Bonds	—	4,557,312	—	4,557,312
Money Market Fund	26,678,523			26,678,523
Purchased Options	12,654	—	—	12,654
Total Investments in Securities	$26,691,177	$1,071,612,868	$—	$1,098,304,045
Forward Foreign Currency Exchange Contracts(a)	—	16,353	—	16,353
Credit Default Swap Contracts	—	191,600	—	191,600
Total Return Swap Contracts(a)	—	469,687	—	469,687
Interest Rate Swap Contracts	—	106,364	—	106,364
Total Assets	$26,691,177	$1,072,396,872	$—	$1,099,088,049

Liability Description	Level 1	Level 2	Level 3	Total
Securities Sold Short:
Foreign Government Obligations	$—	$4,796,743	$—	$4,796,743
U.S. Treasury Notes	—	3,084,844	—	3,084,844
Total Securities Sold Short	—	7,881,587	—	7,881,587
Options Written	8,510	—	—	8,510
Reverse Repurchase Agreements	—	417,946,085	—	417,946,085
Forward Foreign Currency Exchange Contracts(a)	—	1,096,361	—	1,096,361
Credit Default Swap Contracts	—	4,074,154	—	4,074,154
Total Return Swap Contracts(a)	—	3,797,822	—	3,797,822
Interest Rate Swap Contracts	—	24,178,265	—	24,178,265
Total Liabilities	$8,510	$458,974,274	$—	$458,982,784

(a)	Represents unrealized appreciation (depreciation).

Blackstone Real Estate Income Master Fund and Subsidiary

Notes to Consolidated Financial Statements (Continued)

For the Year Ended December 31, 2019

The following table reconciles the beginning and ending balances of investments measured at fair value using Level 3 inputs:

Asset Description:	Commercial Mortgage- Backed Securities
Balance as of December 31, 2018	$20,026,771
Transfers In	—
Transfers Out	(20,026,771)
Purchases	—
Sales	—
Amortization	—
Net realized gain (loss)	—
Net change in unrealized appreciation	—

Balance as of December 31, 2019	$—

Net change in unrealized appreciation related to investments still held as of December 31, 2019	$—

Investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value in such Level 3 investments.

6. Fund Terms

Repurchases

Repurchases will be made only at such times and on such terms as may be determined by the Consolidated Master Fund’s Board, in its sole discretion.

All shares of beneficial interest, if any, repurchased from shareholders of the Feeder Funds by the Feeder Funds, as applicable, will result in corresponding repurchases of common shares of beneficial interest of the Consolidated Master Fund. Refer to the most recent shareholder reports of the Feeder Funds for repurchase offer amounts for the year ended December 31, 2019.

7. Related Party Transactions

Management Fee

The Consolidated Master Fund pays the Investment Manager an aggregate fixed management fee (the “Management Fee”), payable quarterly in arrears on the last Business Day of each quarter. The Management Fee accrues monthly at an annual rate of 1.50% of the Consolidated Master Fund’s Managed Assets at the end of such month before giving effect to the Management Fee payment being calculated or any purchases or repurchases of Consolidated Master Fund shares or any distributions by the Consolidated Master Fund. The Management Fee will reduce the net asset value of the Consolidated Master Fund (and indirectly, of the Feeder Funds) as of the end of the accounting period in which it is payable and after the calculation of the Management Fee. Effective October 1, 2014 through December 31, 2020, the Investment Manager agreed to temporarily reduce its Management Fee to an annualized rate of 0.75% of the Consolidated Master Fund’s Managed Assets (the “Management Fee Waiver”). The Investment Manager may, in its sole discretion and at any time (including prior to December 31, 2020), elect to extend, terminate or modify its voluntary waiver. The Management Fee, after the Management Fee Waiver, was $9,422,504 for the year ended December 31, 2019.

Blackstone Real Estate Income Master Fund and Subsidiary

Notes to Consolidated Financial Statements (Continued)

For the Year Ended December 31, 2019

Incentive Fee

The Consolidated Master Fund accrues a performance-based incentive fee (the “Incentive Fee”) on a monthly basis throughout the fiscal year of the Consolidated Master Fund. The Incentive Fee is paid to the Investment Manager promptly after the end of each fiscal year of the Consolidated Master Fund pursuant to the Consolidated Master Fund’s investment management agreement. The Incentive Fee is determined as of the end of the fiscal year in an amount equal to 15% of the amount by which the Consolidated Master Fund’s Net Capital Appreciation (as defined below) for each Fiscal Period ending within or coterminous with the close of such fiscal year exceeds the balance of the loss carryforward account and any allocated Management Fee expense for such Fiscal Period, without duplication for any Incentive Fees paid during such fiscal year. The Consolidated Master Fund also pays the Investment Manager the Incentive Fee in the event a Fiscal Period is triggered in connection with a repurchase offer by the Consolidated Master Fund. For purposes of calculating the Incentive Fee, “Net Capital Appreciation” means, with respect to any Fiscal Period, the difference, if any, between (x) the sum of (i) the value of the Consolidated Master Fund’s net asset value at the end of that Fiscal Period (prior to the Incentive Fee for such Fiscal Period) increased by the dollar amount of the Consolidated Master Fund’s interests repurchased during the Fiscal Period (excluding repurchases as of the last day of the Fiscal Period after determination of the Incentive Fee), (ii) the amount of any dividends, distributions or withdrawals paid to shareholders during the Fiscal Period and not reinvested in the Consolidated Master Fund (excluding any dividends, distributions or withdrawals to be paid as of the last day of the Fiscal Period), and (iii) the Management Fee expense for that Fiscal Period, and (y) the sum of (i) the value of the Consolidated Master Fund’s net asset value at the beginning of that Fiscal Period (prior to the Management Fee for such Fiscal Period), increased by the dollar amount of the Consolidated Master Fund’s interests issued during the Fiscal Period (excluding any shares issued in connection with the reinvestment of dividends and other distributions paid by the Consolidated Master Fund) and (ii) the amount of any subscriptions to the Consolidated Master Fund during that Fiscal Period. All calculations of Net Capital Appreciation will be made (without duplication) after deduction of all general, administrative and other operating expenses of the Consolidated Master Fund (excluding the Incentive Fee) and any amounts necessary, in the Investment Manager’s sole discretion, as appropriate reserves for such expenses. The Consolidated Master Fund’s Incentive Fee was $15,404,406 for the year ended December 31, 2019.

Expense Payments

Blackstone Holdings Finance Co. L.L.C. (“FINCO”), an affiliate of the Investment Manager, pays expenses on behalf of the Consolidated Master Fund from time to time. The Consolidated Master Fund reimburses FINCO for such expenses paid on behalf of the Consolidated Master Fund. FINCO does not charge any fees for providing such administrative services. The amount of $48,608 as of period-end is recorded as payable to affiliate in the Consolidated Statement of Assets and Liabilities.

MBS Investments

As of December 31, 2019, the Consolidated Master Fund’s investments included seven mortgage-backed securities (“MBS”) with a total cost basis of $132,757,837 and market value of $126,652,126 collateralized by properties owned by investment vehicles that are advised by an affiliate of the Investment Manager (an “affiliated investment vehicle”). Such MBS were purchased in secondary market transactions on market terms negotiated by the majority third-party investors. Each investment in such MBS by the Consolidated Master Fund and the affiliated investment vehicles represented a minority participation in any individual tranche. The Consolidated Master Fund and the affiliated investment vehicles will forgo all non-economic rights (including voting rights) in such MBS as long as the other affiliated investment vehicles own above a certain threshold of interest in the properties collateralizing or loans underlying, or have an interest in a different part of the capital structure related to, such MBS. For the year ended December 31, 2019, the

Blackstone Real Estate Income Master Fund and Subsidiary

Notes to Consolidated Financial Statements (Continued)

For the Year Ended December 31, 2019

Consolidated Master Fund recorded interest income of $5,018,373 and an unrealized loss of $1,430,628 related to its investments in such MBS. Such amounts were reported as a component of the net increase in net assets resulting from operations on the Consolidated Statements of Operations.

8. Financial Instruments and Off-Balance Sheet Risk

Market Risk: In the normal course of business, the Consolidated Master Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Consolidated Master Fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the Consolidated Master Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations.

Derivative Risk: The Consolidated Master Fund enters into derivatives transactions which may include, without limitation, options contracts, futures contracts, options on futures contracts, forward contracts, interest rate swaps, total return swaps, credit default swaps and other swap agreements for investment, hedging or leverage purposes. The Consolidated Master Fund’s use of derivative instruments may be speculative and involves investment risks and transaction costs to which the Consolidated Master Fund would not be subject absent the use of these instruments, and the use of derivatives generally involves leverage in the sense that the investment exposure created by the derivatives may be significantly greater than the Consolidated Master Fund’s initial investment in the derivatives. Thus, the use of derivatives may result in losses in excess of principal or greater than if they had not been used. The ability to successfully use derivative instruments depends on the ability of the Investment Manager. The skills needed to employ derivatives strategies are different from those needed to select portfolio security and, in connection with such strategies, the Investment Manager must make predictions with respect to market conditions, liquidity, currency movements, market values, interest rates and other applicable factors, which may be inaccurate.

Credit and Counterparty Risk: The Consolidated Master Fund will be subject to credit risk with respect to the counterparties to its derivatives contracts (whether a clearing corporation in the case of exchange-traded instruments or another third party in the case of OTC instruments) purchased by the Consolidated Master Fund. The Investment Manager will evaluate and monitor the creditworthiness of counterparties in order to ensure that such counterparties can perform their obligations under the relevant agreements. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Consolidated Master Fund may experience significant delays in obtaining any recovery under the derivative contract in a dissolution, assignment for the benefit of creditors, liquidation, winding-up, bankruptcy or other analogous proceeding. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative contract would typically be terminated at its fair market value. If the Consolidated Master Fund is owed this fair market value in the termination of the derivative contract and its claim is unsecured, the Consolidated Master Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying security. The Consolidated Master Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Currently, certain categories of interest rate and credit default swaps are subject to mandatory clearing, and more are expected to be cleared in the future. The counterparty risk for cleared derivatives is generally lower than for uncleared OTC derivative transactions because generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that a clearing house, or its members, will satisfy the clearing house’s obligations to the Consolidated Master Fund. Counterparty risk with respect to certain exchange-traded and

Blackstone Real Estate Income Master Fund and Subsidiary

Notes to Consolidated Financial Statements (Continued)

For the Year Ended December 31, 2019

over-the counter derivatives may be further complicated by recently enacted U.S. financial reform legislation. Cash collateral that has been pledged to cover obligations of the Consolidated Master Fund under derivative financial instrument contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Liquidity Risk: Some securities held by the Consolidated Master Fund may be difficult to sell, or illiquid, during times of market turmoil or otherwise. Illiquid securities may also be difficult to value. If the Consolidated Master Fund is forced to sell an illiquid asset to meet repurchase requests or other cash needs, the Consolidated Master Fund may be forced to sell at a loss or at a price lower than it could have otherwise received.

Non-Diversification Risk: The Consolidated Master Fund is classified as a “non-diversified” investment company which means that the percentage of its assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. As a result, the Consolidated Master Fund’s investment portfolio may be subject to greater risk and volatility than if investments had been made in the securities of a broad range of issuers.

LIBOR Risk: Many of the Consolidated Master Fund’s investments and forms of leverage pay interest based on LIBOR. Derivative instruments utilized by the Consolidated Master Fund and/or issuers of instruments in which the Consolidated Master Fund may invest may also reference LIBOR. On July 27, 2017, the United Kingdom’s (the “UK”) Financial Conduct Authority, which regulates LIBOR, announced that it intends to phase out LIBOR by the end of 2021. It is expected that a number of private-sector banks currently reporting information used to set LIBOR will stop doing so after 2021 when their current reporting commitment ends, which could either cause LIBOR to stop publication immediately or cause LIBOR’s regulator to determine that its quality has degraded to the degree that it is no longer representative of its underlying market. The U.S. Federal Reserve, in conjunction with the Alternative Reference Rates Committee, a steering committee comprised of large U.S. financial institutions, is considering replacing U.S. dollar LIBOR with a new index calculated by short-term repurchase agreements, backed by U.S. Treasury securities. Abandonment of or modifications to LIBOR could have adverse impacts and represent a significant risk on newly issued financial instruments and existing financial instruments which reference LIBOR. While some instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate setting methodology, not all instruments may have such provisions and there are significant uncertainty regarding the effectiveness of any such alternative methodologies. Abandonment of or modifications to LIBOR could lead to significant short-term and long-term uncertainty and market instability and the extent to which that may impact the Feeder Funds and the Consolidated Master Fund may vary depending on various factors, which include, but are not limited to: (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants develop and adopt new successor reference rates and/or fallbacks for both legacy and new instruments. In addition, the transition to a successor rate could potentially cause (i) increased volatility or illiquidity in markets for instruments that currently rely on LIBOR, (ii) a reduction in the value of certain instruments held by the Feeder Funds and the Consolidated Master Fund, or (iii) reduced effectiveness of related Feeder Funds and Consolidated Master Fund transactions, such as hedging.

Additional risks associated with each type of investment are described within the respective security type notes. The Feeder Funds’ prospectuses include a discussion of the principal risks of investing in the Feeder Funds and indirectly investing in the Consolidated Master Fund.

Blackstone Real Estate Income Master Fund and Subsidiary

Notes to Consolidated Financial Statements (Continued)

For the Year Ended December 31, 2019

9. Investment Transactions

The aggregate cost of purchases and proceeds of sales of investments in securities (excluding U.S. Treasury obligations and U.S. government sponsored agency securities) (including maturities), other than short-term investments and securities sold short (if applicable), for the year ended December 31, 2019 was as follows:

Purchases	$440,588,244
Sales	$601,179,998

10. Federal Tax Information

As of December 31, 2019, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments, securities sold short, and derivatives were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$1,050,701,609	$61,939,711	$(54,681,972)	$7,257,739

11. Administration Agreements

The Consolidated Master Fund and Feeder Funds have entered into administration, custody and transfer agency agreements (the “Administration Agreements”) with State Street Bank and Trust Company (“State Street”). State Street and/or its affiliates are responsible for providing administration, custody and transfer agency services for the Consolidated Master Fund and Feeder Funds, including, but not limited to: (i) maintaining corporate and financial books and records of the Consolidated Master Fund and Feeder Funds, (ii) providing administration services and (iii) performing other accounting and clerical services necessary in connection with the administration of the Consolidated Master Fund and Feeder Funds. The services performed by State Street may be completed by one or more of its affiliated companies.

12. Subsequent Events

The Investment Manager has evaluated the impact of subsequent events through February 26, 2020, and determined there were no subsequent events outside the normal course of business requiring adjustment to or disclosure in the consolidated financial statements.

Blackstone Real Estate Income Master Fund and Subsidiary

Supplemental Information

December 31, 2019 (Unaudited)

Form N-PORT Filings

The Consolidated Master Fund files a complete schedule of portfolio holdings for the first and third quarters of each fiscal year within 60 days after the end of the relevant fiscal quarter with the Securities and Exchange Commission (the “SEC”) as an exhibit on Form N-PORT. The Consolidated Master Fund’s portfolio holdings information for the third month of each fiscal quarter on Form N-PORT is available on the SEC’s website at http://www.sec.gov. Holdings and allocations shown on any Form N-PORT are as of the date indicated in the filing and may not be representative of future investments. Holdings and allocations should not be considered research or investment advice and should not be relied upon in making investment decisions.

Proxy Voting Policies

The Consolidated Master Fund and the Feeder Funds have delegated proxy voting responsibilities to the Investment Manager, subject to the Board’s general oversight. A description of the policies and procedures used to vote proxies related to the Consolidated Master Fund’s and the Feeder Funds’ portfolio securities, and information regarding how the Consolidated Master Fund and Feeder Funds voted proxies relating to their portfolio securities during the most recent 6-month period ended June 30 is available (1) without charge, upon request, by calling toll free, 1-800-248-1621 and (2) on the SEC’s website at http://www.sec.gov.

Additional Information

Each Feeder Fund’s registration statement includes additional information about the Trustees of the Consolidated Master Fund. The registration statement is available, without charge, upon request by calling 1-855-890-7725.

Board Approval of the Continuance of the Investment Management Agreements

At a joint meeting of the Boards of Trustees (collectively, the “Board” and each member thereof, a “Trustee”) of the Blackstone Real Estate Income Master Fund (the “Master Fund”), Blackstone Real Estate Income Fund (“Feeder Fund I”) and Blackstone Real Estate Income Fund II (“Feeder Fund II,” and together with Feeder Fund I, the “Feeder Funds,” and collectively with Feeder Fund I and the Master Fund, the “Funds”) held in person on December 3, 2019 (the “Contract Renewal Meeting”), the Board, including the Trustees who are not considered to be “interested persons” under the 1940 Act (the “Independent Trustees”), considered and unanimously approved the continuation of the Investment Management Agreements (the “Feeder Agreements”) between each Feeder Fund and Blackstone Real Estate Income Advisors L.L.C. (the “Investment Manager”), and the continuation of the Investment Management Agreement (the “Master Agreement,” and, with each Feeder Agreement, an “Agreement,” and collectively, the “Agreements”) between the Master Fund and the Investment Manager.

Prior to the Contract Renewal Meeting, the Board received information (the “Contract Renewal Information”) regarding the nature, quality, and extent of services provided to the Funds by the Investment Manager under the respective Agreements, certain portions of which are discussed below. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the services provided by the Investment Manager to the Funds. The Board’s evaluation took into account this information and the information it received throughout the year, and also reflected the knowledge and familiarity gained as members of the Board with respect to the services provided to the Funds by the Investment Manager. The membership of the Boards of Trustees of the Funds is identical.

In advance of the Contract Renewal Meeting, the Board received a memorandum prepared by counsel to the Funds discussing its responsibilities in connection with the proposed continuation of the Agreements and the Independent Trustees separately received a memorandum as to their responsibilities in this regard from their independent legal counsel. Prior to the Contract Renewal Meeting, the Independent Trustees met in executive session with their independent legal counsel, at which no representatives of the Investment Manager or Fund management were present and reviewed the Contract Renewal Information and discussed the proposed continuation of each Agreement in light of their responsibilities. At the Contract Renewal Meeting, there was an additional discussion with the Investment Manager regarding the Contract Renewal Information, the terms of the Agreements, the operations of the Funds, and other relevant considerations. In evaluating the Agreements, the Board took into account the “master-feeder” structure and the fact that the Investment Manager serves as investment adviser to each Fund and receives a management fee only from the Master Fund, but that each Feeder Fund, as a shareholder of the Master Fund, indirectly pays a portion of the management fee paid by the Master Fund to the Investment Manager. On the basis of all of these discussions, the Board, including all of the Independent Trustees, unanimously determined that renewal of each Agreement for a term of one year would be consistent with the interests of each Fund’s shareholders on the basis of the following factors, among others:

Nature, Quality, and Extent of the Services

The Trustees reviewed the investment objectives and policies of the Funds with the Investment Manager and the qualifications, backgrounds and responsibilities of the senior personnel of the Funds, including the Investment Manager’s portfolio management team who are primarily responsible for the day-to-day management of the Funds. The Board noted that the Feeder Funds pursue their investment objectives through the investment of substantially all of their investable assets in the Master Fund as part of a “master-feeder” structure. The Trustees also discussed the Investment Manager’s operations and financial condition, including the Investment Manager’s (1) ability to attract and retain key personnel; (2) focus on analysis of real estate securities and real estate investments; (3) investment approach and commitment to investment principles; (4) investment in and commitment to personnel, including additional hiring and extensive training, and infrastructure, including research, risk management, and portfolio management analytics; (5) compliance efforts; (6) oversight of and distribution of the Funds’ shares; and (7) coordination and oversight of, and interaction with, the Funds’ service providers. The Board also noted that the Investment Manager provides the Funds with regulatory, compliance and certain administrative services, office facilities and officers (including the chief executive, chief financial, chief legal, and chief compliance officers).

In reaching its determinations regarding continuation of each Agreement, the Board took into account that shareholders of the Funds, in pursuing their individual investment goals and objectives, likely considered the reputation and the investment style, philosophy and strategy of the Investment Manager, as well as the resources available to the Investment Manager, when they purchased their shares.

Fund Performance

The Board, including the Independent Trustees, received and considered information prepared by Broadridge Financial Solutions (“Broadridge”), an independent provider of investment research, about the performance of the Funds (net of fees and expenses) for the one-year, three-year, five-year and inception to date periods ended September 30, 2019 as compared to (a) a group of peer funds selected by Broadridge in consultation with the Investment Manager from the open-end, listed closed-end, unlisted closed-end and hedge fund universes (the “Broadridge-prepared peer group”), and (b) a custom index (the “custom benchmark”) provided by the Investment Manager. In addition, the Board considered information about performance risk measurements of the Funds and the Broadridge-prepared peer group, respectively, such as (1) annualized return, (2) standard deviation and (3) Sharpe ratio. The Board noted that, for the period ended September 30, 2019, the Funds’ net return performance for the one- and five-year and since inception periods was generally consistent with the Broadridge-prepared peer group, while the Funds demonstrated outperformance versus the Broadridge-prepared peer group in the three-year period. The Board additionally noted that each Feeder Fund outperformed its custom benchmark and other Blackstone-advised funds with a similar strategy for the one-, three- and five-year, and since inception periods ended September 30, 2019. The Board considered that the Funds’ strategy, particularly their commercial mortgage-backed securities (“CMBS”) exposure, is relatively unique compared to the Broadridge-prepared peer group, which makes an exact comparison to peers difficult. The Board noted the impact of the Funds’ relatively higher level of exposure to CMBS and their use of hedge instruments on the Funds’ performance during various periods ended September 30, 2019.

Based on its review and discussion of the Funds’ performance and considering other relevant factors, including those noted above, the Board concluded that, under the circumstances, each Fund’s performance supported continuation of its Agreement for an additional period of one year.

Fees and Expenses

The Board, including the Independent Trustees, compared the fees and expense ratios of the Funds (before and after any fee waivers and expense reimbursements) for the year ended September 30, 2019 against fees and expense ratios of the Broadridge-prepared peer group. The Board took note that so long as substantially all of the Feeder Funds’ assets are invested in the Master Fund, the Feeder Funds do not pay a management fee to the Investment Manager, but indirectly pay their proportionate share of the Master Fund’s management fee and any incentive fee as Master Fund shareholders. The Board considered data based on information (the “Broadridge Expense Information”) provided by Broadridge indicating that (1) the net expense ratio (excluding the incentive fee) of each Feeder Fund was above the median expense ratio of the Broadridge-prepared peer group, (2) the management fee rate (before waivers) of each Feeder Fund was above the median management fee rate of the Broadridge-prepared peer group and (3) the net expense ratio and net management fee of the Master Fund were each higher than the peer median. The Board noted that the Investment Manager had agreed to limit the Feeder Funds’ expenses to no more than 0.35% per annum of those Funds’ net assets pursuant to an Expense Limitation and Reimbursement Agreement, and had voluntarily reduced its management fee to an annualized rate of 0.75% of the Master Fund’s managed assets through December 31, 2020. The Board also noted that only two of the Feeder Funds’ peers in the Broadridge-prepared peer group have an incentive fee, and one of the Feeder Funds’ closest peers does not report its expense data. The Board further noted that the Feeder Funds’ incentive fee was directly tied to their strong performance in 2019, and that the Feeder Funds’ leverage expense was impacting its expense load although the Feeder Funds’ use of leverage was ultimately a net benefit for investors.

Taking all of the above into consideration and such other factors as it deemed relevant, the Board determined that the Investment Manager’s management and incentive fees were reasonable.

The Board also considered information regarding fees charged by the Investment Manager’s affiliates to other clients investing primarily in asset classes similar to that of the Funds, and noted that such fees were comparable to those of the Funds. The Board considered the fee comparisons in light of the different services provided in managing these other types of clients and funds.

Profitability

As part of the Contract Renewal Information, the Board received information from the Investment Manager as to the profitability of its relationship with the Funds for the full years 2017 and 2018 and from January 1, 2019 to September 30, 2019. In analyzing the profitability of the Investment Manager, the Trustees considered the resources that the Investment Manager had devoted to, and has available to support, its activities in respect of the Funds. The Trustees reviewed the profitability data provided by the Investment Manager showing revenues (including management fees (net of waiver), recoupment of reimbursed expenses and incentive fees) and overhead expenses (including explanations of expense allocations) of each Feeder Fund (showing its proportional share of management fees and incentive fees paid by the Master Fund) separately and on a combined basis, and discussed a change in the Investment Manager’s profitability calculation methodology from the prior year. The Board also took into account the investment by, and cost to, the Investment Manager regarding service infrastructure to support the Funds and their investors. After reviewing the profitability analysis, the Board concluded that the profitability of the Investment Manager was not excessive in light of the nature, extent and overall quality of its services to the Funds.

Economies of Scale

The Trustees discussed various financial and economic considerations relating to the arrangements with the Investment Manager, including economies of scale. While noting that the management fees for each Fund would not decrease as the level of Fund assets increase, the Trustees concluded that the management fees continue to be reasonable and appropriate in light of the nature, quality and scope of the investment management and other services provided to the Funds by the Investment Manager. The Board noted that it will have the opportunity to periodically reexamine whether any Fund has achieved economies of scale, as well as the appropriateness of management fees payable to the Investment Manager, in the future.

Other Benefits

The Trustees discussed other benefits that the Investment Manager may receive from the Funds. The Trustees noted the Investment Manager indicated it does not receive significant ancillary benefits as a result of its relationship with the Funds and that the Investment Manager does not realize or utilize “soft dollar” benefits from its relationship with the Funds. The Board concluded that other benefits derived by the Investment Manager from its relationship with the Funds, to the extent such benefits were identifiable or determinable, were reasonable in light of the nature, quality and scope of investment management and other services provided to the Funds by the Investment Manager and the costs of providing such services.

Other Considerations

The Board evaluated the comparative information provided by the Investment Manager regarding the performance of other similar funds managed by the Investment Manager. On the basis of the Board’s assessment, the Board concluded that the Investment Manager was capable of generating a level of investment performance that is appropriate in light of the Funds’ investment objective, policies and strategies and competitive with comparable funds.

Conclusion

The Board, including all of the Independent Trustees, concluded that the fees payable under the Agreements were fair and reasonable with respect to the services that the Investment Manager provides to the Funds and, in light of the factors described above and other factors that the Board deemed relevant, determined that continuation of each Fund’s Agreement would be in the interests of the Fund and its shareholders and unanimously voted to continue the Agreements for a period of one additional year. No single factor was identified by the Board as the principal factor in determining whether to approve continuation of each of the Agreements and each Board member may have attributed different weights to various factors.

Blackstone

Blackstone Registered Funds

Privacy Notice

Rev January, 2019

FACTS	WHAT DO BLACKSTONE REGISTERED FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

∎   Social Security number and income

∎   Assets and investment experience

∎   Risk tolerance and transaction history

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Blackstone Registered Funds (as defined below) choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do Blackstone Registered Funds share?	Can you limit this sharing?

For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies	No	We don’t share

For our affiliates’ everyday business purposes— information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share

For our affiliates to market to you	No	We don’t share

For nonaffiliates to market to you	No	We don’t share

Questions?	Email us at GLB.privacy@blackstone.com

Who we are
Who is providing this notice?	Blackstone Registered Funds include Blackstone Alternative Alpha Fund, Blackstone Alternative Alpha Fund II, Blackstone Real Estate Income Fund, Blackstone Real Estate Income Fund II, Blackstone Real Estate Income Trust, Inc., Blackstone Alternative Investment Funds, on behalf of its series Blackstone Alternative Multi-Strategy Fund, Blackstone Diversified Multi-Strategy Fund, a sub-fund of Blackstone Alternative Investment Funds plc, and the GSO Funds, consisting of Blackstone / GSO Senior Floating Rate Term Fund, Blackstone / GSO Long-Short Credit Income Fund, Blackstone / GSO Strategic Credit Fund, Blackstone / GSO Floating Rate Enhanced Income Fund and Blackstone / GSO Secured Lending Fund
What we do
How do Blackstone Registered Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do Blackstone Registered Funds collect my personal information?

We collect your personal information, for example, when you:

∎   open an account or give us your income information

∎   provide employment information or give us your contact information

∎   tell us about your investment or retirement portfolio

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

∎   sharing for affiliates’ everyday business purposes— information about your creditworthiness

∎   affiliates from using your information to market to you

∎   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account—unless you tell us otherwise.
Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

∎   Our affiliates include companies with a Blackstone name and financial companies such as GSO Capital Partners LP and Strategic Partners Fund Solutions.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ∎ Blackstone Registered Funds do not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ∎ Our joint marketing partners include financial services companies.
Other important information

California Residents—In accordance with California law, we will not share information we collect about California residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will also limit the sharing of information about you with our affiliates to the extent required by applicable California law.

Vermont Residents—In accordance with Vermont law, we will not share information we collect about Vermont residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will not share creditworthiness information about Vermont residents among Blackstone Registered Funds’ affiliates except with the authorization or consent of the Vermont resident.

Investor Data Privacy Notice

1. Why are you seeing this notice?

∎

You may need to provide Personal Data to us as part of your investment into Blackstone Real Estate Income Master Fund, a fund or other investment vehicle (collectively, each a Fund) managed or advised by investment advisers that are subsidiaries of The Blackstone Group Inc. or its affiliates (and, where applicable, the general partner of the relevant Fund) (collectively, Blackstone).

∎

We want you to understand how and why we use, store and otherwise process your Personal Data when you deal with us or our relevant affiliates (including under applicable data protection laws). If this notice (the “Data Privacy Notice”) has been made available to you, you may have certain rights with respect to your Personal Data under applicable data protection laws (including as described in this Data Privacy Notice).

∎

“Personal Data” has the meaning given to it under data protection laws that apply to our processing of your personal information, and includes any information that relates to, describes, identifies or can be used, directly or indirectly, to identify an individual (such as name, address, date of birth, personal identification numbers, sensitive personal information, and economic information).

∎

We ask that investors promptly provide the information contained in this Data Privacy Notice to any individuals whose Personal Data they provide to the Fund or its affiliates in connection with ‘know your client’/anti-money laundering requests or otherwise.

Please read the information below carefully. It explains how and why Personal Data is processed by us.

2. Who is providing this notice?

Blackstone is committed to protecting and respecting your privacy. Blackstone is a global financial services firm with offices, operations and entities globally, including as described at this link: https://www.blackstone.com/privacy#appendixA.

∎

For transparency, the Blackstone entities on whose behalf this privacy statement is made are: (i) the Fund; and (ii) where applicable, the Blackstone general partner and/or investment adviser of the relevant Fund, in each case, with which you contract, transact or otherwise share Personal Data (together, the Fund Parties).

∎	Where we use the terms “we”, “us” and “our” in this Data Privacy Notice, we are referring to the Fund and the Fund Parties.

∎

Please consult your subscription documents, private placement memorandum or other offering documentation provided to you by or on behalf of the Fund Parties which will further specify the entities and contact details of the Fund Parties relevant to our relationship with you.

∎

We welcome investors and their representatives to contact us if they have any queries with respect to the Fund Parties (in particular, which Fund Parties are relevant to their relationship with Blackstone). If you have any queries, our contact details are below.

When you provide us with your Personal Data, each Fund Party that decides how and why Personal Data is processed acts as a “data controller”. In simple terms, this means that the Fund Party makes certain decisions on how to use and protect your Personal Data—but only to the extent that we have informed you about the use or are otherwise permitted by law.

Where your Personal Data is processed by an entity controlled by, or under common control with, the Blackstone entity/ies managing a Fund for its own purposes, this entity will also be a data controller.

3. What Personal Data do we collect about you?

The types of Personal Data that we collect and share depends on the product or service you have with us and the nature of your investment.

The Personal Data collected about you will help us to provide you with a better service and facilitate our business relationship.

We may combine Personal Data that you provide to us with Personal Data that we collect from you, or about you from other sources, in some circumstances. This will include Personal Data collected in an online or offline context.

As a result of our relationship with you as an investor, in the past 12 months we may have collected Personal Data concerning you in the following categories:

a)

Identifiers (e.g., real name, alias, postal address, email address, social security or driver’s license number, government ID, signature, telephone number, education, employment, employment history, financial information, including tax-related information/codes and bank account details, information used for monitoring and background checks to comply with laws and regulations, including ‘know your client’, anti-money laundering, and sanctions checks, and other contact information);

b)	Sensitive/protected characteristic information (e.g., age/date of birth, nationality, citizenship, country of residence, gender, and other information used to comply with laws and regulations);

c)

Commercial information (e.g., assets, income, transaction and investment history, accounts at other institutions, information concerning source of funds and any applicable restrictions on your investment such as political exposure or sanctions);

d)	Internet or other network activity (e.g., browsing or search history, information regarding interaction with an internet website, application, or advertisement, online identifiers such as cookies);

e)

Sensory and surveillance data (e.g., recordings of telephone calls where permitted or required by law, video surveillance recordings, and other records of your interactions with us or our service providers, including electronic communications);

f)	Professional or employment-related information (e.g., current or past job history); and

g)

Inferences drawn from other personal information (e.g., profiles reflecting preferences and trends, based on information such as assets, investment experience, risk tolerance, investment activity, and transaction history).

4. Where do we obtain your Personal Data?

We collect, and have collected, Personal Data about you from a number of sources, including from you directly:

WHAT	HOW
1 Personal Data that you give us

∎   from the forms and any associated documentation that you complete when subscribing for an investment, shares and/or opening an account with us. This can include information about your name, address, date of birth, passport details or other national identifier, driving licence, your national insurance or social security number and income, employment information and details about your investment or retirement portfolio(s)

∎   when you provide it to us in correspondence and conversations, including electronic communications such as email and telephone calls

∎   when you make transactions with respect to the Fund

∎   when you interact with our online platforms and websites (such as bxaccess.com)

WHAT	HOW
∎ when you purchase securities from us and/or tell us where to send money ∎ from cookies, web beacons, and similar interactions when you or your devices access our sites
2 Personal Data that we obtain from others

We obtain Personal data from:

∎   publicly available and accessible directories and sources

∎   bankruptcy registers

∎   tax authorities, including those that are based outside the territory in which you are located or domiciled, including the Cayman Islands, the United Kingdom (UK) and the European Economic Area (EEA), if you are subject to tax in another jurisdiction

∎   governmental and competent regulatory authorities to whom we have regulatory obligations

∎   credit agencies

∎   fraud prevention and detection agencies/organisations

∎   transaction counterparties

5. Why do we process your Personal Data?

We may process or disclose your Personal Data for the following reasons:

WHY	HOW
1 Contract

It is necessary to perform our contract with you to:

∎   administer, manage and set up your investor account(s) to allow you to purchase your holding (of shares) in our Funds

∎   meet the resulting contractual obligations we have to you

∎   facilitate the continuation or termination of the contractual relationship between you and the Fund

∎   facilitate the transfer of funds, and administering and facilitating any other transaction, between you and the Fund

2 Compliance with law

It is necessary for compliance with an applicable legal or regulatory obligation to which we are subject, in order to:

∎   undertake our client and investor due diligence, and on-boarding checks

∎   carry out verification, ‘know your client’, terrorist financing, sanctions, and anti-money laundering checks

∎   verify the identity and addresses of our investors (and, if applicable, their beneficial owners)

∎   comply with requests from regulatory, governmental, tax and law enforcement authorities

∎   carry out surveillance and investigations

∎   carry out audit checks

∎   maintain statutory registers

∎   prevent and detect fraud

∎   comply with sanctions requirements

WHY	HOW
3 Legitimate interests

For our legitimate interests or those of a third party (such as a transaction counterparty or lender) to:

∎   manage and administer your holding in any funds in which you are invested, and any related accounts on an ongoing basis

∎   assess and process any applications or requests made by you

∎   open, maintain or close accounts in connection with your investment in, or withdrawal from, the Fund scheme

∎   send updates, information and notices or otherwise correspond with you in connection with your investment in the Fund scheme

∎   address or investigate any complaints, claims, proceedings or disputes

∎   provide you with, and inform you about, our investment products and services

∎   monitor and improve our relationships with investors

∎   comply with applicable regulatory obligations, including anti-money laundering, sanctions and ‘know your client’ checks

∎   assist our transaction counterparties to comply with their regulatory and legal obligations (including anti-money laundering, ‘know your client’ and sanctions checks)

∎   manage our risk and operations

∎   comply with our accounting and tax reporting requirements

∎   comply with our audit requirements

∎   assist with internal compliance with our policies and processes

∎   ensure appropriate group management and governance

∎   keep our internal records

∎   prepare reports on incidents / accidents

∎   protect our business against fraud, breach of confidence, theft of proprietary materials, and other financial or business crimes (to the extent that this is not required of us by law)

∎   analyse and manage commercial risks

∎   seek professional advice, including legal advice

∎   enable any actual or proposed assignee or transferee, participant or sub-participant of the partnership’s or Fund vehicles’ rights or obligations to evaluate proposed transactions

∎   facilitate business asset transactions involving the Fund partnership or Fund-related vehicles

∎   monitor communications to/from us using our systems

∎   protect the security and integrity of our information technology systems

∎   manage our financing arrangements with our financiers and financing transaction counterparties, including payment providers, intermediaries, and correspondent/agent banks

We only rely on these interests where we have considered that, on balance, the legitimate interests are not overridden by your interests, fundamental rights or freedoms.

Monitoring as described at (3) above

We monitor communications where the law requires us to do so. We will also monitor where we are required to do so to comply with our regulatory rules and practices and, where we are permitted to do so, to protect our business and the security of our systems.

6. Who we share your Personal Data with

Your Personal Data will be shared with:

WHO	WHY
Fund Associates

We share your Personal Data with our associates, related parties and members of our group. This is:

∎   to manage our relationship with you

∎   for the legitimate interests of a third party in carrying out anti-money laundering and compliance checks required of them under applicable laws and regulations

∎   for the purposes set out in this Data Privacy Notice

Fund Managers, Depositories, Administrators, Custodians, Investment Advisers

∎   delivering the services you require

∎   managing your investment

∎   supporting and administering investment-related activities

∎   complying with applicable investment, anti-money laundering and other laws and regulations

Tax Authorities

∎   to comply with applicable laws and regulations

∎   where required or requested by tax authorities in the territory in which you are located or domiciled (in particular, Cayman Island or UK/EEA tax authorities) who, in turn, may share your Personal Data with foreign tax authorities

∎   where required or requested by foreign tax authorities, including outside of the territory in which you are located or domiciled (including outside the Cayman Islands or UK/EEA)

Service Providers

∎   delivering and facilitating the services needed to support our business relationship with you

∎   supporting and administering investment-related activities

∎   where disclosure to the service provider is considered necessary to support Blackstone with the purposes described in section 5 of this Data Privacy Notice

Financing Counterparties, Lenders, Correspondent and Agent Banks

∎   assisting these transaction counterparties with regulatory checks, such as ‘know your client’ and anti-money laundering procedures

∎   sourcing credit for Fund-related entities in the course of our transactions and fund life cycles

Our Lawyers, Auditors and other Professional Advisers	∎ providing you with investment-related services ∎ to comply with applicable legal and regulatory requirements

In exceptional circumstances, we will share your Personal Data with:

∎	competent regulatory, prosecuting and other governmental agencies or litigation counterparties, in any country or territory; and

∎	other organisations and agencies – where we are required to do so by law.

For California residents, in the preceding 12 months, we may have disclosed Personal Data listed in any of the categories in section 3 above for a business purpose (in particular, as described in this section).

We have not sold Personal Data in the 12 months preceding the date of this Data Privacy Notice.

7. Do you have to provide us with this Personal Data?

Where we collect Personal Data from you, we will indicate if:

∎	provision of the Personal Data is necessary for our compliance with a legal obligation; or

∎	it is purely voluntary and there are no implications for you if you do not wish to provide us with it.

Unless otherwise indicated, you should assume that we require the Personal Data for business and/or compliance purposes.

Some of the Personal Data that we request is necessary for us to perform our contract with you and if you do not wish to provide us with this Personal Data, it will affect our ability to provide our services to you and manage your investment.

8. Sending your Personal Data internationally

We will transfer your Personal Data between different countries to our affiliates and group members, members of the Fund’s partnership, transaction counterparties, and third party service providers. These countries may not have similarly strict data protection and privacy laws and will include those countries in which our affiliates and service providers operate (and may include, for example, transfers from the UK/EEA or Cayman Islands to a jurisdiction outside of such territory).

Where we transfer Personal Data to other members of our group, our service providers or another third party recipient from one country to another, we will ensure that our arrangements with them are governed by data transfer agreements or appropriate safeguards, designed to ensure that your Personal Data is protected as required under applicable data protection law (including, where appropriate, under an agreement on terms approved for this purpose by the European Commission or by obtaining your consent).

Please contact us if you would like to know more about these agreements or receive a copy of them. Please see below for our contact details.

9. Consent—and your right to withdraw it

We do not generally rely on obtaining your consent to process your Personal Data. If we do, you have the right to withdraw this consent at any time. Please contact us or send us an email at PrivacyQueries@Blackstone.com at any time if you wish to do so.

10. Retention and deletion of your Personal Data

We keep your Personal Data for as long as it is required by us for our legitimate business purposes, to perform our contractual obligations or, where longer, such longer period as is required or permitted by law or regulatory obligations which apply to us.

We will generally:

∎	retain Personal Data about you throughout the life cycle of any investment you are involved in; and

∎	retain some Personal Data after your relationship with us ends.

As a general principle, we do not retain your Personal Data for longer than we need it.

We will usually delete your Personal Data (at the latest) after you cease to be an investor in any fund and there is no longer any legal/regulatory requirement, or business purpose, for retaining your Personal Data.

11. Your rights

You may, subject to certain limitations, have data protection rights depending on the data protection laws that apply to our processing of your Personal Data, including the right to:

∎

access your Personal Data, and some related information, including the purpose for processing the Personal Data, the categories of recipients of that Personal Data to the extent that it has been transferred internationally, and, where the Personal Data has not been collected directly from you, the source (the “category information”)

∎	restrict the use of your Personal Data in certain circumstances

∎	have incomplete or inaccurate Personal Data corrected

∎	ask us to stop processing your Personal Data

∎	require us to delete your Personal Data in some limited circumstances

You also have the right in some circumstances to request us to “port” your Personal Data in a portable, re-usable format to other organisations (where this is possible).

California residents may also request certain information about our disclosure of Personal Data during the prior year, including category information (as defined above).

We review and verify requests to protect your Personal Data, and will action data protection requests fairly and in accordance with applicable data protection laws and principles.

If you wish to exercise any of these rights, please contact us (details below).

12. Concerns or queries

We take your concerns very seriously. We encourage you to bring it to our attention if you have any concerns about our processing of your Personal Data. This Data Privacy Notice was drafted with simplicity and clarity in mind. We are, of course, happy to provide any further information or explanation needed. Our contact details are below.

Please also contact us via any of the below contact methods if you have a disability and require an alternative format of this Data Privacy Notice.

If you want to make a complaint, you can also contact the body regulating data protection in your country, where you live or work, or the location where the data protection issue arose. In particular:

Country	Supervisory Authority
Cayman Islands	Cayman Islands Ombudsman (available at: https://ombudsman.ky)
European Union	A list of the EU data protection authorities and contact details is available by clicking this link: http://ec.europa.eu/newsroom/article29/item-detail.cfm?item_id=612080
United Kingdom	Information Commissioner’s Office (available at: https://ico.org.uk/global/contact-us/)

13. Contact us

Please contact us if you have any questions about this Data Privacy Notice or the Personal Data we hold about you.

Contact us by email or access our web form at PrivacyQueries@Blackstone.com.

Contact us in writing using this address:

Address	For EU/UK related queries: 40 Berkeley Square, London, W1J 5AL, United Kingdom All other queries: 345 Park Avenue, New York, NY 10154

14. Changes to this Data Privacy Notice

We keep this Data Privacy Notice under regular review. Please check regularly for any updates at our investor portal (www.bxaccess.com).

This Data Privacy Notice was last updated in January 2020.

Blackstone Real Estate Income Master Fund and Subsidiary

Trustees & Officer

December 31, 2019

Board of Trustees

The overall management of the business and affairs of the Master Fund, including oversight of the Investment Manager, is vested in the Board. Each member of the Board shall hold office until the next meeting of shareholders called for the purpose of considering the election of Trustees.

The Trustees of the Master Fund, their ages, their positions with the Master Fund, their term of office and length of time served, their principal occupations during the past five years (their titles may have varied during that period), the number of investment companies or portfolios in the Fund Complex (defined below) that each Trustee oversees, and the other board memberships held by each Trustee is set forth below.

INTERESTED TRUSTEE*
Name, Address and Age	Position(s) with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Investment Companies in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Michael B. Nash c/o Blackstone Real Estate Income Advisors L.L.C. Attn: Chief Compliance Officer 345 Park Avenue New York, NY 10154 Birth Year: 1961	Trustee and Chairman	Since Inception	Mr. Nash is a senior managing director of The Blackstone Group Inc. (together with its affiliates, “Blackstone”) and the Co-Founder and Chairman of Blackstone Real Estate Debt Strategies (“BREDS”). He is also a member of the Real Estate Investment Committee for both BREDS and Blackstone Real Estate Advisors. He was formerly the Chief Executive Officer and President of the Fund and the Master Fund from the Funds’ inception to 2017. Before joining Blackstone in 2007, Mr. Nash was with Merrill Lynch from 1997 to 2007 where he led the firm’s Real Estate Principal Investment Group—Americas.	3	Executive Chairman, Blackstone Mortgage Trust, Inc.; Hudson Pacific Properties, Inc. (2015 – 2019); Landmark Apartment Trust of America, Inc. (2014 – 2016); La Quinta Holdings Inc. (2014 – 2015)

Blackstone Real Estate Income Master Fund and Subsidiary

Trustees & Officer (Continued)

December 31, 2019

NON-INTERESTED TRUSTEES
Name, Address and Age	Position(s) with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Investment Companies in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Benedict Aitkenhead c/o Blackstone Real Estate Income Advisors L.L.C. Attn: Chief Compliance Officer 345 Park Avenue New York, NY 10154 Birth Year: 1965	Trustee and member of Audit and Nominating and Governance Committees	Since December 2013	Mr. Aitkenhead is currently a Managing Director at KBS Capital Advisors (“KBS”), the external advisor to the KBS Real Estate Investment Trusts. Before joining KBS, he was COO of Yapp Media LLC; early stage venture capital investing. Mr. Aitkenhead was a Managing Director in the Fixed Income division of Credit Suisse from 1989 to 2012.	3	—
Edward H. D’Alelio c/o Blackstone Real Estate Income Advisors L.L.C. Attn: Chief Compliance Officer 345 Park Avenue New York, NY 10154 Birth Year: 1952	Trustee and member of Audit and Nominating and Governance Committees	Since December 2013	Mr. D’Alelio was formerly a Managing Director and CIO for Fixed Income at Putnam Investments, Boston where he retired in 2002. He currently is an Executive in Residence with the School of Management, University of Massachusetts Boston.	7	Owl Rock Capital Corp. business development companies (3 portfolios overseen in Fund Complex)
Michael F. Holland c/o Blackstone Real Estate Income Advisors L.L.C. Attn: Chief Compliance Officer 345 Park Avenue New York, NY 10154 Birth Year: 1944	Trustee and member of Audit and Nominating and Governance Committee	Since December 2013	Mr. Holland is the Chairman of Holland & Company, a private investment firm he founded in 1995. He is also President and Founder of the Holland Balanced Fund.	7	State Street Master Funds; Reaves Utility Income Fund; The China Fund, Inc. (until 2019); The Taiwan Fund, Inc. (until 2017)
Thomas W. Jasper c/o Blackstone Real Estate Income Advisors L.L.C. Attn: Chief Compliance Officer 345 Park Avenue New York, NY 10154 Birth Year: 1948	Trustee and member of Audit and Nominating and Governance Committees	Since December 2013	Mr. Jasper was Chief Executive Officer of Primus Guaranty, Ltd. from 2001 to 2010. He is currently the Managing Partner of Manursing Partners LLC, a consulting firm.	7	Ciner Resources LP (master limited partnership)
*	Mr. Nash is an “interested person” as defined in the 1940 Act because he is an officer of the Investment Manager and certain of its affiliates.

Blackstone Real Estate Income Master Fund and Subsidiary

Trustees & Officer (Continued)

December 31, 2019

(1)	Each Trustee shall serve until the next shareholder meeting called for the purpose of considering the election of Trustees.
(2)	The term “Fund Complex” means two or more registered investment companies that:
(a)	hold themselves out to investors as related companies for purposes of investment and investor services; or
(b)	have a common investment adviser or that have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.

The Fund Complex consists of the Feeder Fund I, the Feeder Fund II, the Master Fund, Blackstone / GSO Senior Floating Rate Term Fund, Blackstone / GSO Long-Short Credit Income Fund, Blackstone / GSO Strategic Credit Fund, Blackstone / GSO Floating Rate Enhanced Income Fund, Blackstone / GSO Secured Lending Fund, Blackstone Alternative Alpha Fund, Blackstone Alternative Alpha Fund II, Blackstone Alternative Alpha Master Fund and Blackstone Alternative Multi-Strategy Fund.

Officers of the Master Fund

The Master Fund’s executive officers are chosen each year at a regular meeting of the Board to hold office until their respective successors are duly elected and qualified. The executive officers of the Master Fund, their ages, their positions with the Master Fund, their term of office and length of time served and their principal occupations during the past five years (their titles may have varied during that period), currently are:

Name, Address and Age	Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jonathan Pollack (43) c/o Blackstone Real Estate Income Advisors L.L.C. 345 Park Avenue New York, New York 10154	Chief Executive Officer and President	Since March 2017

Senior Managing Director and Global Head of BREDS (2015 – Present)

Managing Director and Global Head of Commercial Real Estate, as well as Head of Risk for Structured Finance, at Deutsche Bank (1999 – 2015)

Anthony F. Marone, Jr. (37) c/o Blackstone Real Estate Income Advisors L.L.C. 345 Park Avenue New York, New York 10154	Chief Financial Officer and Treasurer	Since April 2017	Vice President (2013), Senior Vice President (2014 – 2015) and Managing Director and Chief Financial Officer (2016 – 2019) of BREDS
Leon Volchyok (36) c/o Blackstone Real Estate Income Advisors L.L.C. 345 Park Avenue New York, New York 10154	Chief Legal Officer, Chief Compliance Officer and Secretary	Chief Legal Officer since August 2017 Chief Compliance Officer and Secretary since December 2013	Vice President (2013 – 2014), Principal (2015 – 2019) and Managing Director (2018) of Blackstone Real Estate Senior Associate at Proskauer Rose LLP (2008 – 2013)

Blackstone Real Estate Income Master Fund and Subsidiary

Trustees

Michael B. Nash, Chairman

Benedict Aitkenhead

Edward H. D’Alelio

Michael Holland

Thomas W. Jasper

Investment Manager

Blackstone Real Estate Income Advisors L.L.C.

345 Park Avenue

New York, New York 10154

Administrator, Custodian, Fund Accounting Agent and Transfer Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Officers

Jonathan Pollack, President and Chief Executive Officer

Anthony F. Marone, Jr., Chief Financial Officer and Treasurer

Leon Volchyok, Chief Legal Officer, Chief Compliance Officer and Secretary

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

30 Rockefeller Plaza

New York, New York 10112

Legal Counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, New York 10017

This report, including the financial information herein, is transmitted to the shareholders of Blackstone Real Estate Income Master Fund and Subsidiary for their information. It is not a prospectus or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

You can request a copy of the Consolidated Master Fund’s prospectus and statement of additional information without charge by calling the Consolidated Master Fund’s transfer agent at 1-855-890-7725.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, and Rule 23c-1 thereunder that from time to time Feeder Funds may repurchase its common shares from its shareholders.

Additional information regarding the Funds is available at https://www.blackstone.com/ the-firm/asset-management/registered-funds

Item 2.	Code of Ethics.

(a) The registrant, as of the end of the period covered by this Form N-CSR, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b) No disclosures are required by this Item 2(b).

(c) The registrant has made no amendments to such code of ethics during the period covered by this Form N-CSR.

(d) The registrant has not granted any waivers from any provisions of such code of ethics during the period covered by this Form N-CSR.

(e) Not applicable.

(f) A copy of the registrant’s code of ethics is filed as Exhibit 13(a)(1) to this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

(a)(1) The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee (the “Committee”).

(a)(2) The audit committee financial expert is Thomas W. Jasper, who is “independent” for purposes of Item 3 of this Form N-CSR.

(a)(3) Not applicable.

Item 4.	Principal Accountant Fees and Services.

		Current Fiscal Year	Previous Fiscal Year
(a)	Audit Fees	$45,000	$43,500
(b)	Audit-Related Fees	$0	$0
(c)	Tax Fees(1)	$9,125	$8,900
(d)	All Other Fees	$0	$0

(1)	The nature of the services includes tax compliance, tax advice and tax planning.

(e)(1) Disclose the Committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X:

The charter for the Committee requires that the Committee pre-approve (i) all audit and non-audit services that the registrant’s independent auditors provide to the registrant, and (ii) all non-audit services that the registrant’s independent auditors provide to Blackstone Real Estate Income Advisors L.L.C., the investment adviser of the registrant (the “Investment Manager”), and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant; provided that the Committee may implement policies and procedures by which such services are approved other than by the full Committee prior to their ratification by the Committee.

(e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Current Fiscal Year	Previous Fiscal Year
0%	0%

(f) Not applicable.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the Investment Manager, and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

Current Fiscal Year	Previous Fiscal Year
$9,125	$8,900

(h) Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a) The registrant’s Schedule of Investments as of the close of the reporting period is included in the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

These policies are included as Exhibit 13(c).

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Managers and Description of Role of Portfolio Managers - as of March 1, 2020:

Each of Blackstone Real Estate Income Fund II (the “Fund”) and Blackstone Real Estate Income Fund (“BREIF”) is a “feeder fund” that invests substantially all of its assets in Blackstone Real Estate Income Master Fund (the “Master Fund” and together with the Fund and BREIF, the “BREIF Funds”). The portfolio managers of the BREIF Funds (the “Portfolio Managers”) have day-to-day investment management responsibilities for the portfolio of such funds.

Name	Since	Title and Biography
Jonathan Pollack	February 2016	Mr. Pollack is a Senior Managing Director and the Global Head of Blackstone Real Estate Debt Strategies (“BREDS”). Before joining The Blackstone Group Inc. (together with its affiliates, “Blackstone”) in 2015, Mr. Pollack was a Managing Director and Global Head of Commercial Real Estate, as well as Head of Risk for Structured Finance, at Deutsche Bank. Mr. Pollack joined Deutsche Bank in 1999 from Nomura Group. Mr. Pollack received a B.A. in Economics from Northwestern University.

Michael Nash	December 2013	Mr. Nash is a Senior Managing Director of Blackstone and the Co-Founder and Chairman of BREDS. He is also a member of the Real Estate Investment Committee for both BREDS and Blackstone Real Estate Advisors. He is also Executive

Chairman of Blackstone Mortgage Trust, a NYSE listed real estate investment trust, and is the Chairman of the Board of the BREIF Funds. Before joining Blackstone in 2007, Mr. Nash was with Merrill Lynch from 1997 to 2007 where he led the firm’s Real Estate Principal Investment Group—Americas. Mr. Nash graduated from State University of New York at Albany and received an M.B.A. from the Stern School of Business at New York University.

Michael Wiebolt	February 2018	Mr. Wiebolt is a Senior Managing Director of BREDS. Before joining Blackstone in March 2017, Mr. Wiebolt was a Vice President at Goldman, Sachs & Co. since July 2008 where he was most recently responsible for trading high yield commercial mortgage-backed securities and commercial real estate collateralized debt obligations. Mr. Wiebolt holds a B.A. in History from Carleton College and an M.B.A. from the Columbia Graduate School of Business.

(a)(2) Other Accounts Managed by the Portfolio Managers - as of December 31, 2019:

The table below identifies, for each Portfolio Manager, the number of accounts (other than the BREIF Funds) for which the Portfolio Manager is actively involved in the day-to-day management and trading responsibilities and the total assets in such accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance are also indicated.

Portfolio Manager	Type of Account	Number of Accounts Managed	Total Assets Managed ($)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based ($)
Jonathan Pollack
	Registered Investment Companies	3	0.39 billion	3	0.39 billion
	Other Pooled Investment Vehicles	57	20.13 billion	39	14.17 billion
	Other Accounts	18	2.58 billion	15	1.89 billion
Michael Nash
	Registered Investment Companies	3	0.39 billion	3	0.39 billion
	Other Pooled Investment Vehicles	57	20.13 billion	39	14.17 billion
	Other Accounts	18	2.58 billion	15	1.89 billion
Michael Wiebolt
	Registered Investment Companies	3	0.39 billion	3	0.39 billion
	Other Pooled Investment Vehicles	18	5.79 billion	15	5.74 billion
	Other Accounts	8	1.59 billion	5	1.25 billion

Potential Conflicts of Interest Arising from Other Accounts Managed by Portfolio Manager - as of December 31, 2019:

The Fund and the Master Fund may be subject to a number of actual and potential conflicts of interest.

Incentive Fee. The existence of the Investment Manager’s performance-based incentive fee (the “Incentive Fee”) creates an incentive for the Investment Manager to make more speculative investments on behalf of the Master Fund than it would otherwise make in the absence of such performance-based compensation.

Allocation of Personnel. The Investment Manager and its affiliates will devote such time as they determine to be necessary to conduct the business affairs of the Master Fund in an appropriate manner. However, Blackstone personnel, including certain members of the portfolio management team, will work on other projects, serve on other committees and source potential investments for and otherwise assist the investment programs of other investment funds, vehicles and accounts sponsored, closed, managed and/or acquired by Blackstone or its affiliates on a global basis or that focus on specific types of investments (collectively, the “Other Blackstone Vehicles,” a subset of which are Blackstone Real Estate Income Trust, Inc. (“BREIT”), BREDS vehicles (the “BREDS Vehicles”), Blackstone Real Estate Partners vehicles (the “BREP Vehicles”) and Blackstone Property Partners vehicles (the “BPP Vehicles,” together with BREIT, the BREDS Vehicles, the BREP Vehicles and other Blackstone vehicles sub-advised by the Investment Manager, the “Other Real Estate Vehicles”)) and their portfolio entities, including other investment programs to be developed in the future, and, therefore, conflicts are expected to arise in the allocation of personnel and such personnel’s time. This may include other BREDS Vehicles and/or Other Real Estate Vehicles (including, for example, the BREP Vehicles, BPP Vehicles, Blackstone Real Estate Income Trust, Inc. and/or Blackstone Mortgage Trust Inc. (“BXMT”)), whether now in existence or subsequently established. Time spent on these other initiatives diverts attention from the Fund and the Master Fund’s activities, which could negatively impact the Fund and the Master Fund. Furthermore, Blackstone and Blackstone personnel derive financial benefit for these other activities, including fees and performance-based compensation. The Investment Manager’s personnel share in the fees and performance-based compensation generated by Other Blackstone Vehicles. These and other factors create conflicts of interest in the allocation of time by such personnel.

Blackstone Policies and Procedures. Blackstone has multiple business lines, including a capital markets group (the “Blackstone Capital Markets Group”), which Blackstone, Other Blackstone Vehicles and their portfolio entities and third parties may engage for debt and equity financings and to provide other investment banking, brokerage, investment advisory or other services. As a result of these activities, Blackstone is subject to a number of actual and potential conflicts of interest, greater regulatory oversight and more legal and contractual restrictions than if it had one line of business. For example, Blackstone may come into possession of information that limits the Master Fund’s ability to engage in potential transactions. Similarly, other Blackstone businesses and their personnel may be prohibited by law or contract from sharing information with the Investment Manager or its affiliates that would be relevant to monitoring the Master Fund’s investments and other activities. Additionally, Blackstone or Other Blackstone Vehicles can be expected to enter into covenants that restrict or otherwise limit the Master Fund’s ability to make investments in, or otherwise engage in, certain businesses or activities. For example, Other Blackstone Vehicles could have granted exclusivity to a joint venture partner that limits the Master Fund and Other Blackstone Vehicles from owning assets within a certain distance of any of the joint venture’s assets, or Blackstone or an Other Blackstone Vehicle could have entered into a non-compete in connection with a sale or other transaction. These types of restrictions may negatively impact the Master Fund’s ability to implement its investment program. Finally, certain personnel who are members of the investment team or investment committee may be excluded from participating in certain investment decisions due to conflicts involving other businesses or for other reasons, in which case the Master Fund will not benefit from their experience. Shareholders will not receive a benefit from any fees earned by Blackstone or its personnel from these other businesses.

Blackstone has implemented policies and procedures to address conflicts that arise as a result of its various activities, as well as regulatory and other legal considerations. Some of these policies and procedures, such as Blackstone’s information wall policy, also have the effect of reducing firm-wide synergies and collaboration that the Investment Manager could otherwise expect to utilize for purposes of identifying and managing attractive investments. Blackstone personnel may be unable, for example, to assist with the Master Fund’s activities of as a result of these walls. There can be no assurance that additional restrictions will not be imposed that would further limit the ability of Blackstone to share information internally.

Blackstone is under no obligation to decline any engagements or investments in order to make an investment opportunity available to the Master Fund. Blackstone has long-term relationships with a significant number of corporations and their senior management. The Investment Manager and its affiliates will consider those relationships when evaluating an investment opportunity, which may result in the Investment Manager or its affiliates choosing not to make such an investment due to such relationships (e.g., investments in a competitor of a client or any other person with whom Blackstone has a relationship). The Master Fund may be forced to sell or hold existing investments as a result of investment banking relationships or other relationships that Blackstone may have or transactions or investments Blackstone and its affiliates may make or have made. Therefore, there can be no assurance that all potentially suitable investment opportunities that come to the attention of Blackstone will be made available to the Master Fund. Subject to certain conditions, the Master Fund may also co-invest with clients of Blackstone or other persons with whom Blackstone has a relationship in particular investment opportunities, and other aspects of these Blackstone relationships could influence the decisions made by the Investment Manager and its affiliates with respect to the Master Fund’s investments and otherwise result in a conflict.

Other Blackstone Businesses and Activities. As part of its regular business, Blackstone provides capital markets and advisory services. Certain Blackstone affiliates are also authorized to provide a broad range of investment banking, advisory, placement agent services and other services. Although, Blackstone does not currently provide these services, it could begin to do so in the future, which may give right to additional conflicts of interest. Shareholders will not receive a benefit from such fees. Blackstone may have relationships with, render services to or engage in transactions with government agencies and/or issuers or owners of securities that are, or are eligible to be, Master Fund investment opportunities. As a result, other employees of Blackstone may possess information relating to such issuers that is not known to the employees of the Investment Manager responsible for making investment decisions or for monitoring the Master Fund’s investments and performing the other obligations under the Master Fund Declaration of Trust. Those employees of Blackstone will not be obligated to share any such information with the Investment Manager and may be prohibited by law or contract from doing so.

As noted in the preceding paragraph, certain Blackstone affiliates are authorized to provide investment banking and advisory services, and to the extent such services are provided in the future, Blackstone and its affiliates represent potential purchasers, sellers and other involved parties, including corporations, financial buyers, management, shareholders and institutions, with respect to investments that may be suitable for the Master Fund. In such a case, Blackstone’s client would typically require Blackstone to act exclusively on its behalf, thereby precluding the Master Fund from acquiring such assets. Blackstone will be under no obligation to decline any such engagements in order to make an investment opportunity available to the Master Fund. In connection with Blackstone’s capital markets business and certain investment banking and other services Blackstone’s affiliates may provide from time to time, Blackstone may determine that there are conflicts of interest or come into possession of information that limits its ability to engage in potential transactions. The Master Fund’s activities may be constrained as a result of such conflicts of interest and Blackstone’s inability to use such information. For example, employees of Blackstone may be prohibited by law or contract from sharing information with members of the Master Fund’s investment team. Additionally, there may be circumstances in which one or more individuals associated with Blackstone will be precluded from providing services to the Investment Manager because of certain confidential information available to those individuals or to other parts of Blackstone. Blackstone is under no obligation to decline any engagements or investments in order to make an investment opportunity available to the Master Fund. The Investment Manager will consider those relationships when evaluating an investment opportunity, which may result in the Investment Manager choosing not to make such an investment due to such relationships (e.g., investments in a competitor of a client). The Master Fund may be forced to sell or hold existing investments as a result of various relationships or other relationships that Blackstone may have or transactions or investments Blackstone and its affiliates may make or have made. In certain sell-side and fundraising assignments, subject to certain limitations within the Investment Company Act of 1940, as amended (the “1940 Act”), the seller may permit the Master Fund to act as a participant in such transactions, which would raise certain conflicts of interest inherent in such a situation (including as to the negotiation of the purchase price).

Subject to certain limitations, the Master Fund may invest in securities or instruments of the same issuers as other investment vehicles, accounts and clients of Blackstone and the Investment Manager (including certain Other Blackstone Vehicles with overlapping investment objectives) and vice versa. To the extent that the Master Fund holds interests that are different (or more senior) than those held by such Other Blackstone Vehicles, accounts and clients, the Investment Manager may be presented with decisions involving circumstances where the interests of such Other Blackstone Vehicles, other vehicles, accounts and clients are in conflict with those of the Master Fund. Furthermore, it is possible the Master Fund’s interest may be subordinated or otherwise adversely affected by virtue of such other vehicle’s, account’s or client’s involvement and actions relating to its investment. Blackstone has long-term relationships with a significant number of corporations and their senior management. In determining whether to invest in a particular transaction on behalf of the Master Fund, the Investment Manager will consider those relationships, which may result in certain transactions that the Investment Manager will not undertake on behalf of the Master Fund in view of such relationships.

Blackstone, its affiliates and their related parties and personnel participate in underwriting and lending syndicates and otherwise act as arrangers of financing, including with respect to portfolio entities of the Master Fund, Other Blackstone Vehicles, or otherwise be involved in the public offering and/or private placement of debt or equity securities issued by, and loan proceeds borrowed by, the Master Fund’s portfolio entities, or otherwise in arranging financing (including loans) for portfolio entities (including portfolio entities of Other Blackstone Vehicles) or advise on such transactions. Underwritings and financings can be on a firm commitment basis or on an uncommitted, or “best efforts”, basis, and the underwriting or financing parties are under no duty to provide any commitment unless specifically set forth in the relevant contract. Blackstone can be expected to also provide placement or other similar services to purchasers or sellers of securities, including loans or instruments issued by its portfolio entities. A Blackstone broker-dealer will from time to time act as the managing underwriter, a member of the underwriting syndicate or broker for the Master Fund or such portfolio entities, or as dealer, broker or advisor to a counterparty to the Master Fund or its portfolio entities, and purchase securities from or sell securities to the Master Fund, portfolio entities, Other Blackstone Vehicles or their portfolio entities. Blackstone will also from time to time, on behalf of the Master Fund or other parties to a transaction involving the Master Fund, effect transactions subject to applicable law that result in commissions or other compensation paid to Blackstone by the Master Fund or the counterparty to the transaction, thereby creating a potential conflict of interest. Subject to applicable law, Blackstone will from time to time receive underwriting fees, discounts, placement commissions, loan modification or restructuring fees, servicing fees, capital markets, advisory fees, lending arrangement fees, asset/property management fees, insurance (including title insurance) fees, incentive fees, consulting fees, monitoring fees, commitment fees, syndication fees, origination fees, organizational fees, operational fees, loan servicing fees, and financing and divestment fees (or, in each case, rebates in lieu of any such fees, whether in the form of purchase price discounts or otherwise, even in cases where Blackstone, an Other Blackstone Vehicle or their portfolio entities are purchasing debt) or other compensation with respect to the foregoing activities, which are not required to be shared with the Master Fund or the shareholders and the management fee paid to the Investment Manager (the “Management Fee”) generally will not be reduced by such amounts. The Board of Trustees will approve any transactions in which a Blackstone broker-dealer acts as underwriter, as broker for the Master Fund, or as dealer, broker or advisor, on the other side of a transaction with the Master Fund only where the Board of Trustees believes in good faith that such transactions are appropriate for the Master Fund, and Fund shareholders, by acquiring an interest in the Master Fund, consent to all such transactions, along with other transactions involving conflicts described herein, to the fullest extent permitted by law. Sales of securities for the account of the Master Fund (particularly marketable securities) will from time to time be bunched or aggregated with orders for other accounts of Blackstone including Other Blackstone Vehicles. It could be impossible, as determined by the Investment Manager and its affiliates in their sole discretion, to receive the same price or execution on the entire volume of securities sold, and the various prices will, in certain circumstances, therefore be averaged which may be disadvantageous to the Master Fund. When Blackstone serves as underwriter with respect to securities held by the Master Fund or its portfolio entities, the Master Fund could be subject to a “lock-up” period following the offering under applicable regulations during which time the Master Fund would be unable to sell any securities subject to the “lock-up”. This may prejudice the Master Fund’s ability to dispose of such securities at an opportune time.

Blackstone employees, including employees working on matters related to the Investment Manager, are generally permitted to invest in alternative investment funds, real estate funds, hedge funds or other real estate investment vehicles, including potential competitors of the Master Fund. Shareholders will not receive any benefit from any such investments.

On October 1, 2015, Blackstone spun off its financial and strategic advisory services, restructuring and reorganization advisory services, and its Park Hill fund placement businesses and combined these businesses with

PJT Partners Inc. (“PJT”), an independent financial advisory firm founded by Paul J. Taubman. While the combined business operates independently from Blackstone and is not an affiliate thereof, nevertheless conflicts may arise in connection with transactions between or involving the Master Fund and its portfolio entities, Blackstone or the Investment Manager on the one hand and PJT on the other. Specifically, given that PJT is no longer an affiliate of Blackstone, there may be fewer or no restrictions or limitations placed on transactions or relationships engaged in by PJT’s new advisory business as compared to the limitations or restrictions that might apply to transactions engaged in by an affiliate of Blackstone. It is expected that there will be substantial overlapping ownership between Blackstone and PJT for a considerable period of time going forward. Therefore, conflicts of interest in doing transactions involving PJT will still arise. The pre-existing relationship between Blackstone and its former personnel involved in such financial and strategic advisory services, the overlapping ownership, and certain co-investment and other continuing arrangements, can be expected to influence Blackstone and/or the Investment Manager in deciding to select or recommend PJT to perform such services for the Investment Manager or the Master Fund (or a portfolio entity) (the cost of which will generally be borne directly or indirectly by the Master Fund or such entity, as applicable). Nonetheless, under applicable law, the Investment Manager and its affiliates will be free to cause the Master Fund to transact with PJT generally without restriction notwithstanding such overlapping interests in, and relationships with, PJT.

Blackstone receives or obtains various kinds of data and information from the Master Fund, Other Blackstone Vehicles and portfolio entities, including data and information relating to business operations, trends, budgets, customers and other metrics, some of which is sometimes referred to as “big data”. Blackstone can be expected to be better able to anticipate macroeconomic and other trends, and otherwise develop investment themes, as a result of its access to (and rights regarding) this data and information from the Master Fund, Other Blackstone Vehicles and portfolio entities. Blackstone has entered and will continue to enter into information sharing and use arrangements with Other Blackstone Vehicles, portfolio entities, related parties and service providers, which may give Blackstone access to (and rights regarding) data that it would not otherwise obtain in the ordinary course, and may in the future enter into such arrangements with the Master Fund. Although Blackstone believes that these activities improve Blackstone’s investment management activities on the Master Fund’s behalf and on behalf of Other Blackstone Vehicles, information obtained from the Master Fund and its portfolio entities would also provide material benefits to Blackstone or Other Blackstone Vehicles without compensation or other benefit accruing to the Master Fund or Fund shareholders, which is consistent with the arrangements with respect to Other Blackstone Vehicles. In addition, information from an Other Blackstone Vehicle portfolio entity can be expected to enable the Master Fund to better understand a particular industry and execute trading and investment strategies in reliance on that understanding, without compensation or benefit to such Other Blackstone Vehicles or their portfolio entities. Furthermore, except for contractual obligations to third parties to maintain confidentiality of certain information, compliance with applicable fiduciary obligations and privacy laws, and regulatory limitations on the use of material nonpublic information, Blackstone would generally be free to use data and information from the Master Fund’s activities to assist in the pursuit of Blackstone’s various other activities, including to trade for the benefit of Blackstone or an Other Blackstone Vehicle. For example, Blackstone’s ability to trade in securities of an issuer relating to a specific industry may, subject to applicable law, be enhanced by information of a portfolio entity in the same or related industry. Such trading is expected to provide a material benefit to Blackstone without compensation or other benefit to the Master Fund or Fund shareholders. The sharing and use of “big data” and other information presents potential conflicts of interest and investors acknowledge and agree that any benefits received by Blackstone or its personnel (including fees (in cash or in kind), costs and expenses) would not be shared with investors. As a result, the Investment Manager may have an incentive to pursue investments that have data and information that can be utilized in a manner that benefits Blackstone or Other Blackstone Vehicles. As of December 31, 2019, the BREIF Funds comprise approximately $772 million of assets under management, which is a relatively small portion of Blackstone Real Estate’s $163 billion of assets under management. To the extent data is shared within Blackstone, the Fund may benefit from the insights derived from the large amount of data to which Blackstone Real Estate has access from all sources.

Other present and future activities of Blackstone and its affiliates (including the Investment Manager and the Distributor) will from time to time give rise to additional conflicts of interest relating to the Fund and its investment activities. In the event that any such conflict of interest arises, the Investment Manager will attempt to resolve such conflicts in a fair and equitable manner. Investors should be aware that conflicts will not necessarily be resolved in favor of the Fund’s interests.

Fees for Services; Fees from Issuers. The Investment Manager and/or its affiliates may receive fees from issuers or other third parties as compensation for the arranging, underwriting, syndication or refinancing of an Investment or other additional fees, including acquisition fees, loan modification or restructuring fees, servicing (including loan servicing and special servicing) fees, administrative and/or accounting fees, and fees for advisory or asset, loan/asset management services, insurance procurement, brokerage, solutions and risk management services, data extraction and management products and services, fees for monitoring and oversight of loans, finance matters and/or title insurance provided to issuers and/or third parties, advisory, restructuring, consulting, monitoring, commitment, syndication, origination, organizational and financing, divestment and other services. In addition, the Investment Manager and persons affiliated with the Investment Manager may receive fees associated with capital invested by co-investors relating to Investments in which the Master Fund participates or otherwise, in connection with a joint venture in which the Master Fund participates or otherwise with respect to assets or other interests retained by a seller or other commercial counterparty with respect to which the Investment Manager performs services. In addition, as part of Blackstone’s acquisition of CT Investment Management Co., LLC (“CTIMCO”) in December 2012, the loan servicing and special servicing business formerly associated with the investment management business of BXMT is now operated as part of BREDS. Such loan servicing business may, in certain circumstances, enter into loan servicing arrangements and may receive fees with respect to the Master Fund’s investments and/or issuers of the Master Fund on customary terms and conditions. Such fees will generally be allocated pro rata among the Master Fund, Other Blackstone Vehicles, co-investment vehicles, Blackstone’s side-by-side co-investment vehicles and other participants that are participating (or intending to participate) in such Investment. Such side-by-side investments do not bear fees and generally result in the Master Fund being allocated a smaller share of an investment than would otherwise be the case in the absence of such side-by-side investment rights, although Blackstone may receive additional income in fees and performance compensation from Other Blackstone Vehicles in connection with such investments. Shareholders will not receive the benefit of any such fees. In the event break-up or topping fees are paid to Blackstone in connection with a transaction that is not ultimately consummated, co-investment vehicles that invest alongside the Master Fund will generally not be allocated any share of such break-up or topping fees; similarly, such co-investment vehicles generally do not bear their share of broken deal expenses (such as forfeited deposits, extraordinary expenses such as litigation costs and judgments and other expenses) for unconsummated transactions and such costs and expenses will generally be borne by the shareholders. Such other fees may give rise to conflicts of interest in connection with the Master Fund’s investment activities, and while the Investment Manager will seek to resolve any such conflicts in a fair and equitable manner, there is no assurance that any such conflicts will be resolved in favor of the Master Fund.

An issuer may engage Blackstone Property Management (“BPM”), a Blackstone affiliate that provides advisory, oversight, management, monitoring and related services to certain borrowers and/or issuers in which one or more affiliates of Blackstone may hold an interest located in the United Kingdom and continental Europe, and BPM may receive fees for such services at competitive market rates as confirmed by the Investment Manager from time to time.

Notwithstanding the foregoing, transactions relating to the Master Fund that require the use of a service provider will generally be allocated to service providers on the basis of best execution, the evaluation of which includes, among other considerations, such service provider’s provision of certain investment-related services and research that the Investment Manager believes to be of benefit to the Master Fund. Any such service provider transaction would also be entered into only to the extent permitted by the 1940 Act. Advisors and service providers, or their affiliates, often charge different rates or have different arrangements for different types of services. Certain service providers may provide services to both the Master Fund and to Blackstone affiliates under a single arrangement or separate arrangements. To the extent services are provided under a single arrangement, the Master Fund will bear expenses under the arrangement in proportion to its assets under management or another method vis-à-vis other Blackstone affiliates under the same arrangement. With respect to service providers, for example, the fee for a given type of work may vary depending on the complexity of the matter as well as the expertise required and demands placed on the service provider. Therefore, to the extent the types of services used by the Master Fund are different from those used by Blackstone and its affiliates, the Investment Manager or its affiliates may pay different amounts or rates than those paid by the Master Fund. However, the Investment Manager and its affiliates have a practice of not entering into any arrangements with advisors or service providers that could provide for lower rates or discounts than those available to the Master Fund, or other Blackstone investment vehicles for the same services.

Other Blackstone Funds and Vehicles; Allocation of Investment Opportunities. Through Other Blackstone Vehicles, Blackstone currently invests and plans to continue to invest third party capital in a wide variety of mortgage loans and real estate-related debt investment opportunities on a global basis. As a result, certain Other Blackstone Vehicles have investment objectives or guidelines that overlap with those of the Fund and the Master Fund (and future Other Blackstone Vehicles may also have overlapping investment objectives and guidelines), in whole or in part. Investment opportunities that fall within such common objectives or guidelines will generally be allocated among one or more of the Master Fund and such Other Blackstone Vehicles on a basis that the Investment

Manager (and the particular investment professionals overseeing allocations with respect to the Master Fund and such Other Blackstone Vehicles) determines to be “fair and reasonable” in good faith in its sole discretion, subject to (i) any applicable investment objectives, focus, parameters, guidelines, investor preferences, limitations and other contractual provisions and terms of the Master Fund and such Other Blackstone Vehicles, (ii) the Master Fund and such Other Blackstone Vehicles having available capital with respect thereto, and (iii) legal, tax, accounting, regulatory and other considerations deemed relevant by the Investment Manager (including without limitation, Section 17 of the 1940 Act, the relative risk-return profile of the investment, the credit rating of the investment, the specific nature and terms of the investment, size and type of the investment, relative investment strategies and primary investment mandates of the Master Fund and such Other Blackstone Vehicles, the different liquidity positions and requirements of each fund or vehicle, underwritten leverage levels of a loan, portfolio concentration considerations, when a pro rata allocation could result in de minimis or odd lot allocations, historical and anticipated redemption, withdrawal or repurchase requirement requests from a client, fund and/or vehicle and anticipated future contributions or subscriptions into an account, contractual obligations, other anticipated uses of capital, the source of the investment opportunity, credit ratings of a commercial mortgage-backed security (“CMBS”) investment, the ability of a client, fund and/or vehicle to employ leverage, hedging, derivatives, syndication strategy or other similar strategies in connection with acquiring, holding or disposing of the particular investment opportunity, any requirements or other terms of any existing leverage facilities, geographic focus, size and length of unfunded deal-level commitments, applicable co-investment arrangements and other considerations deemed relevant in good faith by the Investment Manager in its sole discretion). In particular, investment opportunities with respect to which Blackstone makes a good faith determination that such opportunity is not expected to yield returns on investment within the range of returns expected to be provided by the investments in which the Master Fund was organized to invest, based on the terms thereof and the information available relating to such opportunity at the time of its evaluation by Blackstone, may not be allocated to the Master Fund. The allocation methodology applied between the Master Fund and one or more Other Blackstone Vehicles may result in the Master Fund not participating (and/or not participating to the same extent) in certain investment opportunities in which the Master Fund would have otherwise participated had the related allocations been determined without regard to such guidelines and/or based only on the circumstances of those particular investments. In addition, the manner in which the available capital of the Master Fund is determined may differ from, or subsequently change with respect to, Other Blackstone Vehicles.

The Incentive Fee and/or Management Fee paid by the Master Fund may be less than or exceed the amount of carried interest charged and/or management fees paid by an Other Blackstone Vehicles. Such variation can be expected to create an incentive for Blackstone to allocate a greater or lesser percentage of an investment opportunity to the Master Fund or such Other Blackstone Vehicles, as the case may be.

A portion of each investment may be allocated to Blackstone and its affiliates. Certain Other Blackstone Vehicles and other affiliated entities may participate in such investment opportunities through Blackstone’s side-by-side co-investment rights (and may be allocated a substantial portion of Blackstone’s side-by-side co-investment rights (and in some cases, a majority)).

Investments in Which Other Blackstone Vehicles Have a Different Principal Investment. The Master Fund also co-invests with Other Blackstone Vehicles in investments that are suitable for the Master Fund and such Other Blackstone Vehicles. When structuring any co-investment by the Master Fund with Other Blackstone Vehicles, the Investment Manager and its affiliates will only negotiate price-related terms in accordance with Section 17 of the 1940 Act and related guidance and interpretations issued by the Securities and Exchange Commission (“SEC”), except as described below.

The Fund and the Master Fund have received an exemptive order from the SEC that permits them, among other things, to co-invest with certain other persons, including certain affiliates of the Investment Manager and certain funds managed and controlled by the Investment Manager and its affiliates, subject to certain terms and conditions. Such order may restrict the Master Fund’s ability to enter into follow-on investments or other transactions. Pursuant to such order, the Master Fund may co-invest in a negotiated deal with certain affiliates of the Investment Manager or certain funds managed and controlled by the Investment Manager and its affiliates, subject to certain terms and conditions. The Master Fund may also receive an allocation in such a deal alongside affiliates pursuant to other mechanisms to the extent permitted by the 1940 Act.

The Master Fund and/or the Other Blackstone Vehicles may make and/or hold investments at different levels of an issuer’s capital structure, including the Master Fund making one or more investments directly or indirectly relating to portfolio entities of Other Blackstone Vehicles and vice versa. Other Blackstone Vehicles may also participate in a separate tranche of a debt instrument or financing with respect to an issuer/borrower in which the Master Fund has an interest or otherwise in different classes of such issuer’s securities and vice versa. Such investments inherently give rise to potential or actual conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities.

In addition, in connection with any such investments in which the Master Fund participates alongside any such Other Blackstone Vehicles, the Investment Manager will likely grant absolutely to, and/or share with, such Other Blackstone Vehicles certain rights relating to such investments for legal, tax, regulatory or other reasons, including certain control- and/or foreclosure-related rights with respect to such investments and/or otherwise agree to implement certain procedures to mitigate conflicts of interest which typically involve maintaining a non-controlling interest in any such investment and a forbearance of rights, including certain non-economic rights, relating to the Master Fund (including following the vote of other third party lenders generally (or otherwise recusing itself with respect to decisions, including with respect to defaults, foreclosures, workouts, restructurings and/or exit opportunities)), subject to certain limitations. While it is expected that the participation of the Master Fund in connection with any such investments and transactions are expected to be negotiated by third parties on market prices, such investments and transactions will give rise to potential or actual conflicts of interest. There can be no assurance that any conflict will be resolved in favor of the Master Fund. To the extent the Master Fund holds an interest in a loan or security that is different (including with respect to their relative seniority) than those held by such Other Blackstone Vehicles (and vice versa), the Master Fund will generally have limited or no rights to participate in the decision-making with respect to the rights and actions available to the holders of the same or similar class of loan or security held by the Master Fund. In addition, the Master Fund may from time to time invest in debt securities and other obligations relating to portfolio entities of Other Blackstone Vehicles.

In certain circumstances, the Master Fund may be required to commit funds necessary for an investment prior to the time that all anticipated debt (senior and/or mezzanine) financing has been secured. In such circumstance, to the extent permitted by the 1940 Act and the Fund’s co-investment exemptive relief, Other Blackstone Vehicles and/or Blackstone itself (using, in whole or in part, its own balance sheet capital), may provide bridge or other short-term financing and/or commitments, which at the time of establishment are intended to be replaced and/or syndicated with longer-term financing. Such bridge financing and/or commitment would be sold down ahead of the Master Fund’s investment. In any such circumstance, to the extent permitted by the 1940 Act and the Fund’s co-investment exemptive relief, the Other Blackstone Vehicles and/or Blackstone itself may receive compensation for providing such financing and/or commitment (including origination, ticking or commitment fees), which fees will not be shared with and/or otherwise result in an offset of management fees. The conflicts applicable to Other Blackstone Vehicles who invest in different securities of the Master Fund’s portfolio entities will apply equally to Blackstone itself in such situations.

In that regard, to the extent the Master Fund makes or has an investment in, or, through the purchase of debt obligations becomes a lender to, a company in which an Other Blackstone Vehicle has a debt or equity investment, or if an Other Blackstone Vehicle participates in a separate tranche of a financing with respect to a portfolio entity, Blackstone will generally have conflicting loyalties between its duties to the Master Fund and to such Other Blackstone Vehicles. In that regard, actions may be taken for the Other Blackstone Vehicles that are adverse to the Master Fund (and vice versa). Moreover, the Master Fund will generally “follow the vote” of other similarly situated third party creditors (if any) in voting and governance matters where conflicts of interest exist and will have a limited ability to separately protect its investment and will be dependent upon such third parties’ actions. In addition, conflicts may arise in determining the amount of an investment, if any, to be allocated among potential investors and the respective terms thereof. There can be no assurance that the return on the Master Fund’s investment will be equivalent to or better than the returns obtained by Other Blackstone Vehicles participating in the transaction. In addition, it is anticipated that in a bankruptcy proceeding the Master Fund’s interest will likely be subordinated or otherwise adversely affected by virtue of such Other Blackstone Vehicles’ involvement and actions relating to its investment. For example, there may be more senior debt instruments issued by an entity in which the Master Fund holds or makes an investment and in such circumstances the holders of more senior classes of debt issued by such entity (which may include Other Blackstone Vehicles) may take actions for their benefit (particularly in circumstances where such entity faces financial difficulties or distress) that further subordinate or adversely impact the value of the Master Fund’s investment in such entity.

In connection with negotiating loans and bank financings in respect of Blackstone-sponsored real estate-related transactions, Blackstone will generally obtain the right to participate on its own behalf (or on behalf of the BREDS Vehicles and/or vehicles that it manages) in a portion of the financings with respect to such Blackstone sponsored real estate-related transactions upon a set of terms already negotiated by and agreed with third parties. Blackstone does not believe that this arrangement has an effect on the overall terms and conditions negotiated with the arrangers of such loans other than as described in the preceding sentence. Because of the affiliation with Blackstone, the Investment Manager may have a greater incentive to invest in Blackstone-sponsored financings (as compared to real estate-related financings sponsored by other real estate firms or financial sponsors) to the extent permitted by Section 17 of the 1940 Act. Except to the extent of fees paid to the Investment Manager specifically relating to the Master Fund’s commitment or investment of capital, the shareholders will in no way receive any benefit from fees paid to any affiliate of the Investment Manager from an issuer in which any Other Blackstone Vehicle also has an interest (including, for greater certainty, any fees as a result of the provision of service by such affiliates).

In addition, the 1940 Act limits the Master Fund’s ability to enter into certain transactions with certain of Other Blackstone Vehicles. As a result of these restrictions, the Master Fund may be prohibited from buying or selling any security directly from or to any issuer of a vehicle managed by Blackstone. However, the Master Fund may under certain circumstances purchase any such portfolio company’s securities in the secondary market, which could create a conflict for the Investment Manager between its interests in the Master Fund and the issuer, in that the ability of the Investment Manager to recommend actions in the best interest of the Master Fund might be impaired. The 1940 Act also prohibits certain “joint” transactions with certain of the Master Fund’s affiliates, which could include investments in the same portfolio company (whether at the same or different times). These limitations may limit the scope of investment opportunities that would otherwise be available to the Master Fund (i.e., an investment that would otherwise be shared by the Master Fund and Other Blackstone Vehicles may not be allocated to the Master Fund). The Fund and the Master Fund have received an exemptive order from the SEC that permits co-investment pursuant to certain conditions, but investment opportunities that would otherwise be available to the Master Fund may not be available if the conditions of the order cannot be met.

Other Real Estate Vehicles. Blackstone reserves the right to raise, manage and/or acquire Other Real Estate Vehicles, including separate accounts, dedicated managed accounts, successor funds to the BPP Vehicles, the BREP Vehicles, the BREDS Vehicles, real estate investment trusts, investment funds formed to invest in specific geographical areas or in a specific type of investments (e.g., senior loan origination, CMBS or liquid real estate debt) and one or more managed accounts (or other similar arrangements structured through an entity) for the benefit of certain investors (or related group of investors) which, in each case, may employ investment strategies that are the same as or that overlap with those of the Master fund. The closing of an Other Real Estate Vehicle could result in the reallocation of Blackstone personnel, including reallocation of existing real estate professionals, to such Other Real Estate Vehicle. In addition, potential investments that may be suitable for the Master Fund may be directed toward such Other Real Estate Vehicle (in whole or in part) and such Other Real Estate Vehicles may receive priority allocations of investment opportunities falling within their primary investment focus. To the extent any such Other Real Estate Vehicles are closed or acquired after the date hereof, such Other Real Estate Vehicles will be considered Other Blackstone Vehicles for purposes of the allocations of investments among the Master Fund and any Other Blackstone Vehicles and, as a result, investors expressly acknowledge that the foregoing may give rise to conflicts of interest in connection with the allocation of investment opportunities and/or result in investment opportunities that are otherwise appropriate for the Master Fund being allocated, in whole or in part, to the Other Real Estate Vehicles. There is no assurance, however, that any such conflicts arising out of the foregoing will be resolved in favor of the Master Fund.

In connection with the foregoing, Blackstone expects to raise and manage additional real estate investment funds or vehicles and one or more managed accounts for the benefit of one or more specific investors (or related group of investors) with investment strategies that are the same as or that overlap with those of the Master Fund (including investment funds formed to invest in specific geographical areas or in a specific type of investment or investments (e.g., senior loan origination or “mezzanine” debt)), and that may invest alongside the Master Fund in some or all investments. Blackstone may form one or more such managed accounts or Other Blackstone Vehicles after the date hereof and will determine from time to time the allocation of investment opportunities between the Master Fund and such vehicles as described above. For example, such vehicles may receive priority allocations of investment opportunities falling within their primary investment focus and/or the Investment Manager may allocate investment opportunities (in whole or in part) to such other vehicles in lieu of the Master Fund, including in connection with launching and “ramping up” such vehicles, or otherwise, subject to the determination by the Investment Manager that such allocations are “fair and reasonable” and otherwise consistent with the Investment Manager’s allocation policies and procedures, as more fully described above.

Conflicting Fiduciary Duties to Other Blackstone Vehicles. Blackstone will likely structure certain investments as a result of which one or more Other Blackstone Vehicles or investors therein (including the BREDS Vehicles and/or related vehicles) are offered the opportunity to participate in a separate debt tranche of an investment allocated to the

Master Fund. In such circumstances, Blackstone owes a fiduciary duty to the Master Fund and such Other Blackstone Vehicles or investors therein (as described more fully above under “Investments in Which Other Blackstone Vehicles Have a Different Principal Investment”). If the Master Fund were to purchase high yield securities or other debt instruments relating to an issuer in which Blackstone held a “mezzanine” or equity interest, Blackstone would likely, in certain instances, face a conflict of interest in respect of the advice it gives to, or the decisions made with regard to, the BREDS Vehicles and the Master Fund (e.g., with respect to the terms of such securities or other debt instruments, the enforcement of covenants, the terms of recapitalizations and the resolution of workouts or bankruptcies). For example, in a bankruptcy proceeding, in circumstances where the Master Fund holds an equity investment in a portfolio entity, the holders of such portfolio entity’s debt instruments (which, to the extent permitted by the 1940 Act, may include one or more Other Blackstone Vehicles) may take actions for their benefit (particularly in circumstances where such portfolio entity faces financial difficulties or distress) that subordinate or adversely impact the value of the Master Fund’s investment in such portfolio entity.

Advisors and Operating Partners. Blackstone engages and retains strategic advisors, senior advisors, consultants, operating partners and other similar professionals who are not employees or affiliates of Blackstone and who, from time to time, may receive payments from, or allocations with respect to, issuers (as well as from Blackstone or the Master Fund). In such circumstances, such payments from, or allocations with respect to, issuers and/or the Master Fund will be treated as Master Fund expenses. These strategic advisors, senior advisors, consultants, operating partners and/or other professionals often have the right or may be offered the ability to co-invest alongside the Master Fund, including in those investments in which they are involved, or otherwise participate in equity plans for management of any such issuer or invest directly in the Master Fund subject to reduced or waived management fees and/or carried interest, and such participation generally will not be considered as part of Blackstone’s side-by-side co-investment rights. Such side-by-side investments do not bear fees and generally result in the Master Fund being allocated a smaller share of an investment than would otherwise be the case in the absence of such side-by-side rights. In particular, Other Blackstone Vehicles may participate in investments alongside the Master Fund pursuant to Blackstone’s side-by-side investment rights. In both such cases, Blackstone would be eligible to receive fees and carried interest (as determined in Blackstone’s sole discretion). Additionally, and notwithstanding the foregoing, these strategic advisors, senior advisors, consultants, operating partners and/or other professionals may be , as well as former Blackstone employees and professionals (and their relatives and related endowment funds) (or have the preferred right to be) investors in Blackstone portfolio entities and/or Other Blackstone Vehicles, and may be permitted to participate in Blackstone’s side-by-side co-investment rights (and may be allocated a substantial portion of Blackstone’s side-by-side co-investment rights (and in some cases, a majority)). The nature of the relationship with each of the strategic advisors, senior advisors, consultants, operating partners and/or other professionals and the amount of time devoted or required to be devoted by them varies considerably. In some cases, they provide the Investment Manager with industry-specific insights and feedback on investment themes, assist in transaction due diligence, make introductions to and provide reference checks on management teams. In other cases, they take on more extensive roles and serve as executives or directors on the boards of issuers or contribute to the origination of new investment opportunities. In certain instances Blackstone has formal arrangements with these strategic advisors, senior advisors, consultants, operating partners and/or other professionals (which may or may not be terminable upon notice by any party), and in other cases the relationships are more informal. They may be either compensated (including pursuant to retainers and expense reimbursement) from Blackstone, the Master Fund and/or issuers or otherwise uncompensated unless and until an engagement with an issuer develops. In certain cases, they have certain attributes of Blackstone “employees” (e.g., they can be expected to have dedicated offices at Blackstone, receive administrative support from Blackstone personnel, participate in general meetings and events for Blackstone personnel or work on Blackstone matters as their primary or sole business activity, have Blackstone-related e-mail addresses or business cards and participate in certain benefit arrangements typically reserved for Blackstone employees) even though they are not considered Blackstone employees, affiliates or personnel for purposes of the investment management agreement between the Investment Manager and each of the Fund and the Master Fund and related Management Fee offset provisions. There can be no assurance that any of the strategic advisors, senior advisors, consultants, operating partners and/or other professionals will continue to serve in such roles and/or continue their arrangements with Blackstone, the Master Fund and/or any issuers.

Relationships with Borrowers and/or Issuers. Borrowers, lenders, sellers, issuers and/or other similar parties (“Counterparties”) are or will be counterparties or participants in agreements, transactions or other arrangements with portfolio entities of other investment funds managed by Blackstone or other Blackstone affiliates for the arranging, underwriting, syndication or refinancing of an investment or other services provided by such portfolio entities or other Blackstone affiliates (including without limitation, loan modification or restructuring services, loan servicing, administrative services, loan/asset management fees, fees for monitoring and oversight of loans, advisory services, property/asset management services, and title insurance services) that, although Blackstone determines to be consistent with the requirements of such funds’ governing agreements, would not have otherwise been entered into but for the affiliation with Blackstone, and which involve fees, commissions, servicing payments (including for management consulting and other similar operational and finance matters) and/or discounts to the Investment Manager and/or any Blackstone-affiliated entities or persons (including personnel) or a portfolio company/entity, which will not reduce the Management Fee. In connection with such relationships, Blackstone may also make referrals and/or introductions to certain Counterparties (which may result in financial incentives (including additional equity ownership) and/or milestones benefitting Blackstone that are tied or related to participation by such Counterparties). The Master Fund will not share in any fees or economics accruing to Blackstone as a result of these relationships and/or participation by such Counterparties.

In addition, it is possible that certain portfolio entities of the Other Blackstone Vehicles or companies in which the Other Blackstone Vehicles have an interest will compete with the Master Fund for one or more investment opportunities and/or engage in activities that may have adverse consequences on the Master Fund and/or its portfolio entities. In addition, subject to the requirements of the 1940 Act, there will be circumstances where investments that are consistent with the Master Fund’s investment objectives will be required or permitted to be made by (to the potential exclusion of the Master Fund) or shared with one or more Other Blackstone Vehicles, including but not limited to funds and vehicles described above and/or that have investment objectives similar to and/or overlapping with the Master Fund’s. It is also possible that certain of the mortgage loans that comprise an MBS that is owned by the Master Fund will be issued by, or be collateralized by properties owned by, portfolio entities of the Other Blackstone Vehicles or companies in which the Other Blackstone Vehicles have an interest, including BREP and BPP.

With respect to transactions or agreements with issuers, if unrelated officers of a issuers have not yet been appointed, Blackstone may be negotiating and executing agreements between Blackstone and/or the Master Fund on the one hand, and the issuers in which they invest or their affiliates, on the other hand, which could entail a conflict of interest in relation to efforts to enter into terms that are arm’s length. Among the measures Blackstone may use to mitigate such conflicts is involving outside counsel to review and advise on such agreements and provide insights into commercially reasonable terms.

Transactions with Clients of Blackstone Insurance Solutions. Blackstone Insurance Solutions (“BIS”) is a business unit of Blackstone that is comprised of two affiliated registered investment advisers. BIS provides investment advisory services to insurers (including insurance companies that are owned, directly or indirectly, by Blackstone or Other Blackstone Vehicles, in whole or in part, such as Fidelity & Guaranty Life Insurance Company (a portfolio entity of certain Other Blackstone Vehicles)). Actual or potential conflicts of interest will likely arise in relation to the funds, vehicles or accounts BIS advises or sub-advises, including accounts where an insurer participates in investments directly and there is no separate vehicle controlled by Blackstone (collectively, “BIS Clients”). BIS Clients have invested and are expected to continue investing in Other Blackstone Vehicles. BIS Clients may have investment objectives that overlap with those of the Master Fund or its portfolio entities (and for regulatory reasons certain BIS Clients are required to own whole loans when making debt investments), and such BIS Clients may invest alongside (or in lieu of) the Master Fund or such portfolio entities in certain investments, which will reduce the investment opportunities otherwise available to the Master Fund or such portfolio entities. BIS Clients will also participate in transactions related to the Master Fund and/or its portfolio entities (e.g., as originators, co-originators, counterparties or otherwise). Other transactions in which BIS Clients will participate include, without limitation, investments in debt or other securities issued by portfolio entities or other forms of financing to portfolio entities (including special purpose vehicles established by the Master Fund or such portfolio entities) (see “—Conflicting Fiduciary Duties to Other Blackstone Vehicles” herein). When investing alongside the Master Fund or its portfolio entities or in other transactions related to the Master Fund or its portfolio entities, BIS Clients may not invest or divest at the same time or on the same terms as the Master Fund or the applicable portfolio entities to the extent permitted by Section 17 of the 1940 Act and related guidance and interpretations issued by the SEC. BIS Clients will also from time to time acquire investments and portfolio entities directly or indirectly from the Master Fund to the extent permitted by Section 17 of the 1940 Act and related guidance and interpretations issued by the SEC. In order to seek to mitigate any potential conflicts of interest with respect to such transactions (or other transactions involving BIS Clients), Blackstone may, in its discretion, involve independent members of the board of a portfolio entity or a third-party stakeholder in the transaction to negotiate price and terms on behalf of the BIS Clients or otherwise cause the BIS Clients to “follow the vote” thereof, and/or cause an independent client representative or other third-party to approve the investment or otherwise represent the interests of one or more of the parties to the transaction. In addition, Blackstone or the Investment Manager may limit the percentage interest of the BIS Clients participating in such transaction, or obtain appropriate price quotes or other benchmarks, or, alternatively, a third-party price opinion or other document to support the reasonableness of the price and terms of the transaction. BIS will also from time to time require the applicable BIS Clients participating in a transaction to consent thereto. There can be no assurance that any such measures or other measures that may be implemented by Blackstone will be effective at mitigating any actual or potential conflicts of interest. Moreover, under certain circumstances (e.g. where a BIS Client participates in a transaction directly (and not through a vehicle controlled by Blackstone) and independently consents to participating in a transaction), a BIS Client (or any other Blackstone client participating via a similar arrangement) may not be an “affiliate” under Section 2(a)(3) of the 1940 Act, in which case certain limitations or obligations on affiliate transaction under Section 17 of the 1940 Act and the rules thereunder may not apply.

We have acquired and may in the future acquire MBS affiliated with Blackstone. We have acquired and may in the future acquire MBS whereby mortgages underlying the MBS were issued by, properties underlying the mortgages in the MBS are owned by, and/or the MBS is serviced by a Blackstone affiliate. While we will be acquiring such MBS from third parties and will forgo all non-economic rights (including voting rights) in such MBS as long as the affiliation persists, which should mostly mitigate any conflicts of interest, there is no assurance that such procedures will adequately address all of the conflicts of interest that may arise or will address such conflicts in a manner that results in the allocation of a particular investment opportunity to us or is otherwise favorable to us. Since certain of our executives are also executives of Blackstone, the same personnel may determine the price and terms for the investments for both us and these entities and there can be no assurance that any procedural protections, such as obtaining market prices or other reliable indicators of fair value, will prevent the consideration we pay for these investments from exceeding their fair value or ensure that we receive terms for a particular investment opportunity that are as favorable as those available from an independent third party.

Activities of Principals and Employees. Certain Blackstone personnel will, in certain circumstances, be subject to a variety of conflicts of interest relating to their responsibilities to the Master Fund, Other Blackstone Vehicles and portfolio entities, and their outside business activities as members of investment or advisory committees or boards of directors of or advisors to investment funds, corporations, foundations or other organizations. Such positions create a conflict if such other entities have interests that are adverse to those of the Master Fund, including if such other entities compete with the Master Fund for investment opportunities or other resources. The Blackstone personnel in question may have a greater financial interest in the performance of the other entities than the performance of the Master Fund. This involvement may create conflicts of interest in making investments on behalf of the Master Fund and such other funds, accounts and other entities. Although the Investment Manager will generally seek to minimize the impact of any such conflicts, there can be no assurance they will be resolved favorably for the Master Fund. Also, Blackstone personnel are generally permitted to invest in alternative investment funds, real estate funds, hedge funds and other investment vehicles, as well as securities of other companies, some of which will be competitors of the Master Fund. Investors will not receive any benefit from any such investments, and the financial incentives of Blackstone personnel in such other investments could be greater than their financial incentives in relation to the Master Fund.

Service Providers and Counterparties. Certain third-party advisors and other service providers and vendors to the Master Fund (including accountants, administrators, lenders, bankers, brokers, attorneys, consultants, title agents, property managers and investment or commercial banking firms) are owned by Blackstone or Other Blackstone Vehicles or provide goods or services to, or have other business, personal, financial or other relationships with, Blackstone, the Other Blackstone Vehicles and their portfolio entities, the Distributor, the Investment Manager and affiliates and personnel of the foregoing. Also, advisors, lenders, investors, commercial counterparties, vendors and service providers (including any of their affiliates or personnel) to the Master Fund could have other commercial or personal relationships with Blackstone, Other Blackstone Vehicles (including co-investment vehicles) and their respective affiliates, personnel or family members of personnel of the foregoing. Although Blackstone selects service providers and vendors it believes are most appropriate in the circumstances based on its knowledge of such service providers and vendors (which knowledge is generally greater in the case of service providers and vendors that have other relationships to Blackstone), the relationship of service providers and vendors to Blackstone as described above may influence Blackstone in deciding whether to select, recommend or form such an advisor or service provider to perform services for the Master Fund, the cost of which will generally be borne directly or indirectly by the Master Fund, as permitted by applicable law, and may incentivize Blackstone to engage such service provider over a third party, utilize the services of such service providers and vendors more frequently than would be the case absent the conflict, or to pay such service providers and vendors higher fees or commissions than would be the case absent the conflict. The incentive could be created by current income and/or the generation of enterprise value in a service provider or vendor; Blackstone can be expected to also have an incentive to invest in or create service providers and vendors to realize on these opportunities. Fees paid to or value created in these service providers and vendors do not offset or reduce the Investment Manager’s management fee and are not otherwise shared with the Master Fund. In the case of brokers of securities, the Investment Manager has a best execution policy that it updates from time to time to comply with regulatory requirements in applicable jurisdictions.

Additionally, certain personnel and other professionals of Blackstone have family members or relatives that are actively involved in industries and sectors in which the Master Fund invests or has business, personal, financial or other relationships with companies in such industries and sectors (including the advisors and service providers described above) or other industries, which gives rise to potential or actual conflicts of interest. For example, such family members or relatives might be officers, directors, personnel or owners of companies or assets which are actual or potential investments of the Master Fund or its other counterparties and portfolio properties. Moreover, in certain instances, the Master Fund can be expected to purchase or sell companies or assets from or to, or otherwise transact with, companies that are owned by such family members or relatives or in respect of which such family members or relatives have other involvement. In most such circumstances, the Master Fund will not be precluded from undertaking any of these investment activities or transactions. To the extent Blackstone determines appropriate, conflict mitigation strategies may be put in place with respect to a particular circumstance, such as internal information barriers or recusal, disclosure or other steps determined appropriate by the Investment Manager. Because Blackstone has many different businesses, including the Blackstone Capital Markets Group, which, to the extent permitted by the 1940 Act, Blackstone investment teams and portfolio entities may engage to provide underwriting and capital market advisory services, it is subject to a number of actual and potential conflicts of interest, greater regulatory oversight and subject to more legal and contractual restrictions than that to which it would otherwise be subject if it had just one line of business.

Such Blackstone-affiliated service providers, which are generally expected to receive competitive market rate fees (as determined by the Investment Manager) with respect to certain investments, include, without limitation:

Aquicore. Aquicore is a cloud-based platform that tracks, analyzes and predicts key metrics in real estate focused on the reduction of energy consumption. Blackstone holds a minority investment in Aquicore.

BPM. Blackstone Property Management is a Blackstone affiliate that provides property management, leasing oversight, corporate services (including accounting and reporting), development and construction management, and transaction support services to certain of the Master Fund’s investment properties primarily located in the UK and continental Europe.

LNLS. Blackstone wholly owns a leading national title agency, Lexington National Land Services (“LNLS”). LNLS acts as an agent for one or more underwriters in issuing title policies and/or providing support services in connection with investments by the Master Fund, Other Blackstone Vehicles and third parties. LNLS earns fees, which would have otherwise been paid to third parties, by providing (i) title agency services and facilitating the placement of title insurance with underwriters and (ii) support services to the underwriters but not negotiating the rate or issuing the title policy to the insured. LNLS will benchmark such fees to the extent market data is available except where LNLS is part of a syndicate of title insurance companies where the rate is negotiated by other insurers or their agents.

CTIMCO. In December 2012, Blackstone acquired CTIMCO, which is currently operated as part of BREDS. CTIMCO operates a loan servicing and special servicing business and provide such services from time to time, to certain BREDS Vehicles and Other Blackstone Vehicles, for which it would receive fees with respect to such investment vehicles’ investments. These fees do not offset management fees payable by such investment vehicles’ investors.

Optiv. Optiv Security, Inc. is a portfolio company held by certain Blackstone private equity funds that provides a full slate of information security services and solutions and may provide goods and services for the Master Fund and its portfolio entities.

PSAV. PSAV, Inc. is a portfolio company held by certain Blackstone private equity funds that provides outsourced audiovisual services and event production and may provide goods and services for the Master Fund and its portfolio entities.

Data Management Services. Blackstone or an affiliate of Blackstone formed in the future may provide data management services to portfolio entities and may also provide such services directly to the Master Fund and Other Blackstone Vehicles (collectively, “Data Holders”). Such services may include assistance with obtaining, analyzing, curating, processing, packaging, organizing, mapping, holding, transforming, enhancing, marketing and selling such data (among other related data management and consulting services) for monetization through licensing or sale arrangements with third parties and, subject to applicable law, with the Master Fund, Other Blackstone Vehicles, portfolio entities and other Blackstone affiliates and associated entities (including funds in which Blackstone and Other Blackstone Vehicles make investments, and portfolio entities thereof). If Blackstone enters into data services arrangements with portfolio entities and receives compensation from such portfolio entities for such data services, the Master Fund will indirectly bear its share of such compensation based on its pro rata ownership of such portfolio entities. Where Blackstone believes appropriate, data from one Data Holder may be pooled with data from other Data Holders. Any revenues arising from such pooled data sets would be allocated between applicable Data Holders on a fair and reasonable basis as determined by the Investment Manager in its sole discretion, subject to applicable law, with the Investment Manager able to make corrective allocations should it determine subsequently that such corrections were necessary or advisable. Blackstone is expected to receive compensation for such data management services, which may include a percentage of the revenues generated through any licensing or sale arrangements with respect to the relevant data, and which compensation may also include fees, royalties and cost and expense reimbursement (including start-up costs and allocable overhead associated with personnel working on relevant matters (including salaries, benefits and other similar expenses)). Additionally, Blackstone may determine to share the products from such Data Management Services within Blackstone or its affiliates (including Other Blackstone Vehicles or their portfolio entities) at no charge and, in such cases, the Data Holders would not receive any financial or other benefit from having provided such data to Blackstone. The potential receipt of such compensation by Blackstone could create incentives for Blackstone to cause the Master Fund to invest in portfolio entities with a significant amount of data that it might not otherwise have invested in or on terms less favorable than it otherwise would have sought to obtain.

Refinitiv. Since inception the Master Fund had used various pricing services, including Thompson Reuters. On October 1, 2018, a consortium led by Blackstone announced that private equity funds managed by Blackstone had completed an acquisition of Thomson Reuters’ Financial & Risk business (“Refinitiv”). Refinitiv operates a pricing service that provides valuation services to the registered fund industry, including the Master Fund. The pricing information provided by Refinitiv to the Master Fund is the same as the pricing information provided by Refinitiv to all other customers.

Transactions relating to the Master Fund that require the use of a service provider will generally be allocated to service providers on the basis of best execution, the evaluation of which includes, among other considerations, such service provider’s provision of certain investment-related services and research that the Investment Manager believes to be of benefit to the Master Fund. Advisors and other service providers or their affiliates often charge different rates or have different arrangements for different types of services. With respect to service providers, for example, the fee for a given type of work may vary depending on the complexity of the matter as well as the expertise required and demands placed on the service provider. Therefore, to the extent the types of services used by the Master Fund and/or portfolio entities are different from those used by Blackstone and its affiliates (including personnel), the Investment Manager or its affiliates (including personnel) can be expected to pay different amounts or rates than those paid by the Master Fund and/or portfolio entities. Similarly, Blackstone, its affiliates, the Master Fund, the Other Blackstone Vehicles and/or their portfolio companies can be expected to enter into agreements or other arrangements with vendors and other similar counterparties (whether such counterparties are affiliated or unaffiliated with Blackstone) from time to time whereby such counterparty will, in certain circumstances, charge lower rates (or no fee) and/or provide discounts or rebates for such counterparty’s products and/or services depending on certain factors, including without limitation, volume of transactions entered into with such counterparty by Blackstone, its affiliates, the Master Fund, the Other Blackstone Vehicles and their portfolio companies in the aggregate. However, the Investment Manager and its affiliates have a practice of not entering into any arrangements with advisors or service providers that could provide for lower rates or discounts than those available to the Master Fund, Other Blackstone Vehicles and/or portfolio entities for the same services.

Blackstone will from time to time hold equity or other investments in companies or businesses (even if they are not affiliates of Blackstone) that provide services to or otherwise contract with the Master Fund. Blackstone has in the past entered (and can be expected in the future to enter) into relationships with companies in the information technology and other industries whereby Blackstone acquires an equity or similar interest in such company. In connection with such relationships, Blackstone may also make referrals and/or introductions to the Master Fund (which may result in financial incentives (including additional equity ownership) and/or milestones benefitting Blackstone that are tied or related to participation by the Master Fund and Other Blackstone Vehicles). In the alternative, Blackstone may form a joint venture (or other business relationship) with such a portfolio entity to implement such arrangements, pursuant to which the joint venture or business provides services (including, without limitation, corporate support services, loan management services, management services, operational services, risk management services, data management services, consulting services, brokerage services, insurance procurement,

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placement, brokerage and consulting services, and other services) to such portfolio entities that are referred to the joint venture or business by Blackstone. Such joint venture or business could use data obtained from such portfolio entities. The Master Fund will not share in any fees or economics accruing to Blackstone as a result of these relationships and/or the Master Fund’s participation in these relationships.

Valuation Matters. The fair value of all investments or of property received in exchange for any investments will be determined in accordance the Master Fund’s valuation policies. It may be the case that the carrying value of an investment may not reflect the price at which the investment is ultimately sold in the market, and the difference between carrying value and the ultimate sales price could be material. The valuation methodologies used to value any investment may also involve assumptions and opinions about future events, which may or may not turn out to be correct. Ultimate realization of the value of an asset depends to a great extent on economic, market and other conditions beyond Blackstone’s control. There will be no retroactive adjustment in the valuation of any investment, the offering price at which shares were purchased by shareholders or repurchased by the Master Fund or the fees and/or performance-based compensation paid to the Investment Manager to the extent any valuation was properly made in accordance with the Master Fund’s valuation procedures but proves to not accurately reflect the realizable value of an asset in the Master Fund. The valuation of investments will affect the amount and timing of the Master Fund’s Incentive Fee and the amount of Management Fees payable to the Investment Manager. As a result, there may be circumstances where the Master Fund is incentivized to determine valuations that are higher than the actual fair value of investments. For further details on the Master Fund’s valuation policies, please see “Determination of Net Asset Value and Managed Assets” in the Fund’s prospectus.

Trading by Blackstone Personnel. The officers, directors, members, managers and employees of the Investment Manager can be expected to trade in securities for their own accounts, subject to restrictions and reporting requirements as may be required by law and Blackstone policies, or otherwise determined from time to time by the Investment Manager.

Other Trading and Investing Activities. Certain Other Blackstone Vehicles can be expected to invest in securities of companies which are actual or potential companies in which the Master Fund has made or will make investments. The trading activities of those vehicles may differ from or be inconsistent with activities which are undertaken for the account of the Master Fund in such securities or related securities. In addition, the Master Fund may be precluded from pursuing an investment in an issuer as a result of such trading activities by Other Blackstone Vehicles.

Diverse Shareholder Group. Shareholders may have conflicting investment, tax and other interests with respect to their investments in the Fund and with respect to the interests of investors in other investment vehicles managed or advised by the Investment Manager or its affiliates that participate in the same investments as the Master Fund. The conflicting interests of individual shareholders with respect to other shareholders and relative to investors in other investment vehicles and investors relate to, among other things, the nature, structuring, financing, tax profile and timing of disposition of investments. The Investment Manager will, in certain circumstances, have conflicts in making these decisions, which can be expected to be more beneficial for one or more (but not all) shareholder than for other shareholders. In addition, the Master Fund can be expected to make investments that will, in certain circumstances, have a negative impact on related investments made by the shareholders in separate transactions. In selecting and structuring investments appropriate for the Master Fund, the Investment Manager considers the investment and tax objectives of the Fund and its shareholders (and those of investors in other investment vehicles managed or advised by the Investment Manager or its affiliates) that participate in the same investments as the Master Fund, not the investment, tax or other objectives of any shareholder individually. In addition, certain investors can be expected to also be limited partners in Other Blackstone Vehicles, including supplemental capital vehicles and co-investment vehicles that may invest alongside the Master Fund in one or more investments, which could create conflicts for the Investment Manager in the treatment of different investors.

Shareholders can be expected to also include affiliates of Blackstone, such as Other Blackstone Vehicles, affiliates of portfolio entities, charities, foundations or other entities or programs associated with Blackstone personnel and/or current or former Blackstone personnel, Blackstone’s senior advisors and operating partners, and any such affiliates, funds or persons can be expected to also invest in the Master Fund. Except as required by applicable law, all of these Blackstone-related shareholders will have equivalent rights to vote and withhold consents as nonrelated shareholders. Nonetheless, Blackstone may have the ability to influence, directly or indirectly, these Blackstone-related shareholders.

Additional Potential Conflicts. As a consequence of Blackstone’s status as a public company, the officers, directors, members, managers and employees and those of the Investment Manager can be expected to take into account certain considerations and other factors in connection with the management of the business and affairs of the Master Fund and its affiliates that would not necessarily be taken into account if Blackstone were not a public company.

(a)(3) Compensation of Portfolio Managers - as of December 31, 2019:

The Portfolio Managers’ compensation is comprised primarily of a fixed salary and a discretionary bonus paid by the Investment Manager or its affiliates and not by the Fund or the Master Fund. A portion of the discretionary bonus may be paid in shares of stock or stock options of Blackstone, the parent company of the Investment Manager, which stock options may be subject to certain vesting periods. The amount of the Portfolio Managers’ discretionary bonus, and the portion to be paid in shares or stock options of Blackstone, is determined by senior officers of the Investment Manager and/or Blackstone. In general, the amount of the bonus will be based on a combination of factors, none of which is necessarily weighted more than any other factor. These factors may include: the overall performance of the Investment Manager; the overall performance of Blackstone and its affiliates and subsidiaries; the profitability to the Investment Manager derived from the management of the Fund, the Master Fund and the other accounts managed by the Investment Manager; the absolute performance of the Fund, the Master Fund and such other accounts for the preceding year; contributions by the Portfolio Managers in assisting with managing the assets of the Investment Manager; and execution of managerial responsibilities, client interactions and support of colleagues. The bonus is not based on a precise formula, benchmark or other metric.

(a)(4) Securities Ownership of Portfolio Managers - as of December 31, 2019:

The table below shows the dollar range of the interests of the Fund and the Master Fund beneficially owned as of December 31, 2019 by each Portfolio Manager.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Jonathan Pollack	None
Michael Nash	None
Michael Wiebolt	None

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures as defined in Rule 30a-3(c) under the 1940 Act are effective as of the date within 90 days of the filing date of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) are attached hereto.

(c)	Proxy voting policies and procedures pursuant to Item 7 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Blackstone Real Estate Income Fund II

By:	/s/ Jonathan Pollack
Jonathan Pollack (Principal Executive Officer)
Chief Executive Officer and President

Date: March 6, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan Pollack
Jonathan Pollack (Principal Executive Officer)
Chief Executive Officer and President

Date: March 6, 2020

By:	/s/ Anthony F. Marone, Jr.
Anthony F. Marone, Jr. (Principal Financial Officer)
Chief Financial Officer and Treasurer

Date: March 6, 2020